Exhibit 4.11


                                                               CONFORMED COPY


===============================================================================




                           CEMEX ESPANA FINANCE LLC



       $103,000,000 4.77% Senior Notes, Series 2003, Tranche 1, due 2010


       $96,000,000 5.36% Senior Notes, Series 2003, Tranche 2, due 2013


       $201,000,000 5.51% Senior Notes, Series 2003, Tranche 3, due 2015







                                _______________

                            NOTE PURCHASE AGREEMENT
                                _______________





                           Dated as of June 23, 2003




===============================================================================


                                                 TABLE OF CONTENTS

                                                                                                               Page



1.       AUTHORIZATION OF NOTES..................................................................................1

2.       SALE AND PURCHASE OF NOTES..............................................................................1

3.       CLOSING.................................................................................................2

4.       CONDITIONS TO CLOSING...................................................................................2

         4.1      Representations and Warranties.................................................................2

         4.2      Performance; No Default........................................................................2

         4.3      Compliance Certificates........................................................................3

         4.4      Opinions of Counsel............................................................................3

         4.5      Purchase Permitted By Applicable Law, etc......................................................3

         4.6      Related Transactions...........................................................................4

         4.7      Payment of Special Counsel Fees................................................................4

         4.8      Private Placement Number.......................................................................4

         4.9      Changes in Corporate Structure.................................................................4

         4.10     Proceedings and Documents......................................................................4

         4.11     Note Guarantee.................................................................................4

         4.12     Agent for Service of Process...................................................................4

5.       REPRESENTATIONS AND WARRANTIES OF CEMEX ESPANA AND THE COMPANY..........................................5

         5.1      Organization; Power and Authority..............................................................5

         5.2      Authorization, etc.............................................................................5

         5.3      Disclosure.....................................................................................5

         5.4      Organization and Ownership of Shares of Subsidiaries...........................................6

         5.5      Financial Statements...........................................................................6

         5.6      Compliance with Laws, Other Instruments, etc...................................................6

         5.7      Governmental Authorizations, etc...............................................................7

         5.8      Litigation; Observance of Agreements, Statutes and Orders......................................7

         5.9      Taxes..........................................................................................7

         5.10     Title to Property; Leases......................................................................8

         5.11     Licenses, Permits, etc.........................................................................8

         5.12     ERISA; Foreign Pension Plans...................................................................8

         5.13     Private Offering by the Company................................................................9

         5.14     Use of Proceeds; Margin Regulations............................................................9

         5.15     Existing Financial Indebtedness; Future Liens.................................................10

         5.16     Foreign Assets Control Regulations, Foreign Corrupt Practices Act, etc........................10

         5.17     Status under Certain Statutes.................................................................10

         5.18     Environmental Matters.........................................................................11

         5.19     Pari Passu Obligations........................................................................11

6.       REPRESENTATIONS OF THE PURCHASERS......................................................................11

         6.1      Purchase for Investment.......................................................................11

         6.2      Source of Funds...............................................................................12

7.       INFORMATION AS TO CEMEX ESPANA AND THE COMPANY.........................................................13

         7.1      Financial and Business Information............................................................13

         7.2      Officer's Certificate.........................................................................15

         7.3      Inspection....................................................................................16

         7.4      Maintenance of Books and Records..............................................................16

8.       MATURITY; PREPAYMENT OF THE NOTES......................................................................16

         8.1      Stated Maturity...............................................................................16

         8.2      Optional Prepayments with Make-Whole Amount...................................................17

         8.3      Optional Prepayment of Notes for Tax Reasons..................................................17

         8.4      Prepayment Upon Substantial Asset Disposition.................................................19

         8.5      Allocation of Partial Prepayments.............................................................19

         8.6      Maturity; Surrender, etc......................................................................20

         8.7      Purchase of Notes.............................................................................20

         8.8      Make-Whole Amount for Notes...................................................................20

         8.9      Change in Control, Offer to Prepay, etc.......................................................21

9.       AFFIRMATIVE COVENANTS..................................................................................23

         9.1      Compliance with Law...........................................................................23

         9.2      Insurance.....................................................................................23

         9.3      Maintenance of Properties.....................................................................23

         9.4      Payment of Taxes and Claims...................................................................23

         9.5      Corporate Existence, etc......................................................................24

         9.6      Pari Passu Obligations........................................................................24

10.      NEGATIVE COVENANTS.....................................................................................24

         10.1     Transactions with Affiliates..................................................................24

         10.2     Merger, Consolidation, etc....................................................................25

         10.3     Liens.........................................................................................26

         10.4     Sales of Assets...............................................................................28

         10.5     Financial Covenants...........................................................................29

         10.6     Limitation on Non-Guarantor Financial Indebtedness............................................29

         10.7     Notarization..................................................................................31

11.      EVENTS OF DEFAULT......................................................................................32

12.      REMEDIES ON DEFAULT, ETC...............................................................................34

         12.1     Acceleration..................................................................................34

         12.2     Other Remedies................................................................................35

         12.3     Rescission....................................................................................35

         12.4     No Waivers or Election of Remedies, Expenses, etc.............................................35

13.      REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES..........................................................36

         13.1     Registration of Notes.........................................................................36

         13.2     Transfer and Exchange of Notes................................................................36

         13.3     Replacement of Notes..........................................................................36

14.      PAYMENTS ON NOTES......................................................................................37

         14.1     Place of Payment..............................................................................37

         14.2     Home Office Payment...........................................................................37

         14.3     Tax Indemnification...........................................................................37

         14.4     Currency of Payment...........................................................................40

15.      EXPENSES, ETC..........................................................................................40

         15.1     Transaction Expenses..........................................................................40

         15.2     Survival......................................................................................41

16.      SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT...........................................41

17.      AMENDMENT AND WAIVER...................................................................................41

         17.1     Requirements..................................................................................41

         17.2     Solicitation of Holders of Notes..............................................................42

         17.3     Binding Effect, etc...........................................................................42

         17.4     Notes held by Company, etc....................................................................42

18.      NOTICES................................................................................................42

19.      REPRODUCTION OF DOCUMENTS..............................................................................43

20.      CONFIDENTIAL INFORMATION...............................................................................44

21.      SUBSTITUTION OF PURCHASER..............................................................................45

22.      MISCELLANEOUS..........................................................................................45

         22.1     Successors and Assigns........................................................................45

         22.2     Payments Due on Non-Business Days.............................................................45
         22.3     Severability..................................................................................45

         22.4     Construction..................................................................................46

         22.5     Counterparts..................................................................................46

         22.6     Governing Law.................................................................................46

         22.7     Jurisdiction; Service of Process..............................................................46

         22.8     Judgment Currency.............................................................................48


Schedules
---------

Schedule A           Information Relating to Purchasers
Schedule B           Defined Terms
Schedule 4.9         Changes in Corporate Structure
Schedule 5.3         Disclosure Exceptions
Schedule 5.4         Subsidiaries (including identification of Material
                     Subsidiaries)
Schedule 5.5         Financial Statements
Schedule 5.8         Litigation
Schedule 5.11        License, etc. Exceptions
Schedule 5.15        Financial Indebtedness
Schedule 10.3        Existing Liens
Schedule 10.7        Existing Notarizations


Exhibits

Exhibit 1         Forms of Notes
Exhibit 4.4(a)    Form of Opinion of Counsel to Cemex Espana
Exhibit 4.4(b)    Form of Opinion of Special New York Counsel to the Obligors
Exhibit 4.4(c)    Form of Opinion of Special Netherlands Counsel to the Obligors
Exhibit 4.4(d)    Form of Opinion of Special US Counsel to the Purchasers
Exhibit 4.4(e)    Form of Opinion of Special Spanish Counsel to the Purchasers

                           CEMEX ESPANA FINANCE LLC
                            c/o Cemex Espana, S.A.
                              Caleruega 67- 5(0)
                              28033 Madrid, Spain

         4.77% Senior Notes, Series 2003, Tranche 1, due June 15, 2010

         5.36% Senior Notes, Series 2003, Tranche 2, due June 15, 2013

         5.51% Senior Notes, Series 2003, Tranche 3, due June 15, 2015

                                                            as of June 23, 2003

TO EACH OF THE PURCHASERS LISTED ON
         THE ATTACHED SCHEDULE A:

Ladies and Gentlemen:

         CEMEX ESPANA, S.A., a corporation organized under the laws of the Kingdom of Spain ("Cemex Espana"), and its wholly owned Subsidiary CEMEX ESPANA FINANCE LLC, a limited liability company organized under the laws of Delaware (the "Company"), agree with the Purchasers listed on the attached Schedule A (the "Purchasers") to this Note Purchase Agreement (as amended, modified or supplemented, this "Agreement") as follows:

1.       AUTHORIZATION OF NOTES.

         The Company will authorize the issue and sale of (i) $103,000,000 aggregate principal amount of its 4.77% Senior Notes, Series 2003, Tranche 1, due June 15, 2010 (the "Tranche 1 Notes"), (ii) $96,000,000 aggregate principal amount of its 5.36% Senior Notes, Series 2003, Tranche 2, due June 15, 2013 (the "Tranche 2 Notes") and (iii) $201,000,000 aggregate principal amount of its 5.51% Senior Notes, Series 2003, Tranche 3, due June 15, 2015 (the "Tranche 3 Notes"; the Tranche 1 Notes, the Tranche 2 Notes and the Tranche 3 Notes are collectively referred to herein as the "Notes", such term to include any such notes issued in substitution therefor pursuant to Section 13 of this Agreement). The Notes shall be substantially in the forms set out in Exhibit 1(a), Exhibit 1(b) and Exhibit 1(c), respectively, with such changes therefrom, if any, as may be approved by the Purchasers and the Company. Certain capitalized terms used in this Agreement are defined in Schedule B; references to a "Schedule" or an "Exhibit" are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement.

2.       SALE AND PURCHASE OF NOTES.

         Subject to the terms and conditions of this Agreement, the Company will issue and sell to each Purchaser and each Purchaser will purchase from the Company, at the Closing provided for in Section 3, Notes in the principal amount and of the tranche(s) specified opposite such Purchaser's name on Schedule A at the purchase price of 100% of the principal amount thereof. The obligations of each Purchaser hereunder are several and not joint obligations and no Purchaser shall have any liability to any other Person for the performance or non-performance by any other Purchaser hereunder.

3.       CLOSING.

         The sale and purchase of the Notes to be purchased by each Purchaser shall occur at the offices of Mayer, Brown, Rowe & Maw, 1675 Broadway, New York, New York 10019, at 10:00 a.m., New York time, at a closing (the "Closing") on June 23, 2003 or on such other Business Day thereafter on or prior to June 23, 2003 as may be agreed upon by the Company and the Purchasers. At the Closing the Company will deliver to each Purchaser the Notes to be purchased by such Purchaser in the form of a single Note (or such greater number of Notes in denominations of at least $500,000 as such Purchaser may request) dated the date of the Closing and registered in the name of such Purchaser (or in the name of such Purchaser's nominee), against delivery by such Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to Citibank, N.A., New York, ABA:021000089 for further transfer to the credit of Cemex Espana Finance, LLC, account USD:0011022014 held at Citibank International, PLC, Madrid Branch,
Swift: CITIESMX. If at the Closing the Company shall fail to tender such Notes to any Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to any Purchaser's reasonable satisfaction, such Purchaser shall, at such Purchaser's election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Purchaser may have by reason of such failure or such nonfulfillment.

4.       CONDITIONS TO CLOSING.

         The obligation of each Purchaser to purchase and pay for the Notes to be sold to it at the Closing is subject to the fulfillment to such Purchaser's satisfaction, prior to or at the Closing, of the following conditions:

4.1      Representations and Warranties.

         The representations and warranties of Cemex Espana and the Company in this Agreement shall be correct when made and at the time of the Closing (except for such representations and warranties made as of a specific earlier date).

4.2      Performance; No Default.

         Cemex Espana and the Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by them prior to or at the Closing, and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Section 5.14) no Default or Event of Default shall have occurred and be continuing. Neither Cemex Espana nor any Subsidiary shall have entered into any transaction since the date of the Memorandum that would have been prohibited by Section 10.1, 10.3 or 10.7 hereof had such Sections applied since such date.

4.3      Compliance Certificates.

         (a) Officer's Certificate. Each of Cemex Espana and the Company shall have delivered to such Purchaser an Officer's Certificate, dated the date of the Closing, certifying that the conditions specified in Sections 4.1, 4.2 and
4.9 have been fulfilled.

         (b) Secretary's Certificate. Each of the Company, Cemex Espana and each other Guarantor shall have delivered to such Purchaser a certificate, signed by the Secretary of the manager of the Company, the Secretary of Cemex Espana and one or more Managing Directors of the other Guarantors, respectively, certifying as to the resolutions attached thereto and other corporate proceedings taken by it relating to the authorization, execution and delivery of the Financing Documents to which it is a party.

4.4      Opinions of Counsel.

         Such Purchaser shall have received opinions in form and substance satisfactory to it, dated the date of the Closing (a) from Juan Pelegri y Giron, counsel for Cemex Espana, covering the matters set forth in Exhibit 4.4(a) and covering such other matters incident to the transactions contemplated hereby as such Purchaser or such Purchaser's counsel may reasonably request (and Cemex Espana and the Company hereby instruct such counsel to deliver such opinion to such Purchaser), (b) from Mayer, Brown, Rowe & Maw, special New York counsel to the Obligors, covering the matters set forth in Exhibit 4.4(b) and covering such other matters incident to the transactions contemplated hereby as such Purchaser or such Purchaser's counsel may reasonably request (and Cemex Espana and the Company hereby instruct such special counsel to deliver such opinion to such Purchaser), (c) from Clifford Chance Limited Liability Partnership, special Netherlands counsel for each Obligor that is organized in The Netherlands, covering the matters set forth in
Exhibit 4.4(c) and covering such other matters as such Purchaser or such Purchaser's counsel may reasonably request (and Cemex Espana and the Company hereby instruct such counsel to deliver such opinion to such Purchaser), (d) from Latham & Watkins, the Purchasers' US special counsel in connection with such transactions, substantially in the form set forth in Exhibit 4.4(d) and covering such other matters incident to such transactions as such Purchaser may reasonably request and (e) from Uria & Menendez, the Purchasers' Spanish special counsel in connection with such transactions, substantially in the form set forth in Exhibit 4.4(e) and covering such other matters incident to such transactions as such Purchaser may reasonably request.

4.5      Purchase Permitted By Applicable Law, etc.

         On the date of the Closing each purchase of Notes shall (i) be permitted by the laws and regulations of each jurisdiction to which each Purchaser is subject, without recourse to provisions (such as Section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (ii) not violate any applicable law or regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (iii) not subject any Purchaser to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by any Purchaser, such Purchaser shall have received an Officer's Certificate certifying as to such matters of fact as such Purchaser may reasonably specify to enable such Purchaser to determine whether such purchase is so permitted.

4.6      Related Transactions.

         The Company shall have consummated the sale of the entire principal amount of the Notes scheduled to be sold on the date of Closing pursuant to this Agreement.

4.7      Payment of Special Counsel Fees.

         Without limiting the provisions of Section 15.1, the Company shall have paid on or before the Closing the fees, charges and disbursements of the Purchasers' special counsel referred to in Section 4.4 to the extent reflected in a statement of such counsel rendered to the Company at least one Business Day prior to the Closing.

4.8      Private Placement Number.

         A Private Placement number issued by Standard & Poor's CUSIP Service Bureau (in cooperation with the SVO) shall have been obtained for each tranche of the Notes.

4.9      Changes in Corporate Structure.

         Except as specified on Schedule 4.9, neither the Company nor Cemex Espana nor any other Guarantor shall have changed its jurisdiction of incorporation or been a party to any merger or consolidation and shall not have succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to on Schedule 5.5.

4.10     Proceedings and Documents.

         All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be reasonably satisfactory to such Purchaser and the Purchasers' special counsel, and such Purchaser and the Purchasers' special counsel shall have received all such counterpart originals or certified or other copies of such documents as such Purchaser and the Purchasers' special counsel may reasonably request.

4.11     Note Guarantee.

         Cemex Espana and each other Guarantor shall have executed and delivered to each Purchaser a counterpart of the Note Guarantee and the Note Guarantee shall be in full force and effect.

4.12     Agent for Service of Process.

         CT Corporation System shall have accepted its appointment by the Company and each Guarantor as the agent for service of process for the Company and each Guarantor in the City of New York, State of New York, from the date of the Closing to and including June 30, 2016.

5.       REPRESENTATIONS AND WARRANTIES OF CEMEX ESPANA AND THE COMPANY.

         Cemex Espana and the Company represent and warrant to the Purchasers that:

5.1      Organization; Power and Authority.

         The Company is a limited liability company duly organized, validly existing and in good standing under the laws of Delaware. Cemex Espana is a corporation duly organized, validly existing and in good standing under the laws of the Kingdom of Spain. Each of Cemex Espana and the Company is qualified to do business in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified would not reasonably be expected to have a Material Adverse Effect. Each of Cemex Espana and the Company has the corporate or other organizational power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver the Financing Documents to which it is a party and to perform the provisions thereof.

5.2      Authorization, etc.

         Each Financing Document has been duly authorized by all necessary corporate or other organizational action on the part of each Obligor party thereto, and each Financing Document constitutes, or will constitute upon execution and delivery thereof, a legal, valid and binding obligation of each Obligor party thereto enforceable against such Obligor in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

5.3      Disclosure.

         The Company, through its agent, RBS Securities Corporation, has delivered to each Purchaser a copy of a Private Placement Memorandum, dated April 30, 2003 (the "Memorandum"), relating to the transactions contemplated hereby. The Memorandum fairly describes, in all material respects, the general nature of the business and principal properties of Cemex Espana and its Subsidiaries. Except as disclosed on Schedule 5.3, this Agreement, the Memorandum, the documents, certificates or other writings delivered to the Purchasers by or on behalf of Cemex Espana or the Company in connection with the transactions contemplated hereby and the financial statements listed on
Schedule 5.5, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Except as disclosed in the Memorandum or as expressly described on Schedule 5.3, or in one of the documents, certificates or other writings identified therein, or in the financial statements listed on Schedule 5.5, since December 31, 2002, there has been no change in the financial condition, operations, business, properties or prospects of Cemex Espana or any Subsidiary except changes that individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect. There is no fact known to the Company or Cemex Espana that would reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Memorandum or in the other documents, certificates and other writings delivered to the Purchasers by or on behalf of the Company or Cemex Espana specifically for use in connection with the transactions contemplated hereby.

5.4      Organization and Ownership of Shares of Subsidiaries.

         (a) Schedule 5.4 contains (except as noted therein) complete and correct lists of (i) Cemex Espana's Subsidiaries, showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization and the percentage of shares of each class of its Capital Stock outstanding owned by Cemex Espana and each other Subsidiary and (ii) the directors and senior officers of each of Cemex Espana and the manager of the Company.

         (b) All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown on Schedule 5.4 as being owned by Cemex Espana and its Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by Cemex Espana or another Subsidiary free and clear of any Lien (except as otherwise disclosed on Schedule 5.4).

         (c) Each Subsidiary identified on Schedule 5.4 is a corporation or other legal entity duly organized, validly existing and, if applicable, in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and, if applicable, is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

         (d) No Subsidiary is a party to, or otherwise subject to any legal restriction or any agreement (other than this Agreement, the agreements and other restrictions listed on Schedule 5.4 and customary limitations imposed by corporate law statutes) directly restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to Cemex Espana or any of its Subsidiaries that owns outstanding shares of Capital Stock or similar equity interests of such Subsidiary.

5.5      Financial Statements.

         Cemex Espana has delivered to each Purchaser copies of the financial statements of Cemex Espana and its Subsidiaries listed on Schedule 5.5. All of said financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of Cemex Espana and its Subsidiaries as of the respective dates specified in such schedule and the consolidated results of their operations for the respective periods so specified and have been prepared in accordance with Spanish GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments).

5.6      Compliance with Laws, Other Instruments, etc.

         The execution, delivery and performance by the Obligors of the Financing Documents will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of Cemex Espana or any Subsidiary under, any indenture, mortgage, deed of trust, loan purchase or credit agreement, lease, corporate charter or by-laws, or any other agreement or instrument to which Cemex Espana or any Subsidiary is bound or by which Cemex Espana or any Subsidiary or any of their respective properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority applicable to Cemex Espana or any Subsidiary or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to Cemex Espana or any Subsidiary.

5.7      Governmental Authorizations, etc.

         No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by any Obligor of any Financing Document to which such Obligor is a party.

5.8      Litigation; Observance of Agreements, Statutes and Orders.

         (a) Except as disclosed on Schedule 5.8, there are no actions, suits or proceedings pending or, to the knowledge of Cemex Espana, threatened against or affecting Cemex Espana or any Subsidiary or any property of Cemex Espana or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

         (b) Neither Cemex Espana nor any Subsidiary is in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including without limitation Environmental Laws) of any Governmental Authority, which default or violation, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

5.9      Taxes.

         Cemex Espana and its Subsidiaries have filed all Material tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (i) the amount of which is not individually or in the aggregate Material or (ii) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which Cemex Espana or a Subsidiary, as the case may be, has established adequate reserves in accordance with relevant national accounting standards and practices (in the case of Cemex Espana, Spanish GAAP). Cemex Espana knows of no basis for any other tax or assessment that would reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of Cemex Espana and its Subsidiaries in respect of Federal, state or other taxes for all fiscal periods are adequate.

5.10     Title to Property; Leases.

         Cemex Espana and its Subsidiaries have good and sufficient title to their respective properties that individually or in the aggregate are Material, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by Cemex Espana or any Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement. All leases that individually or in the aggregate are Material are valid and subsisting and are in full force and effect in all material respects.

5.11     Licenses, Permits, etc.

         Except as disclosed on Schedule 5.11,

         (a) Cemex Espana and its Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are Material, without known conflict with the rights of others except for those conflicts that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect;

         (b) to the best knowledge of Cemex Espana, no product of Cemex Espana infringes in any material respect any license, permit, franchise, authorization, patent, copyright, service mark, trademark, trade name or other right owned by any other Person; and

         (c) to the best knowledge of Cemex Espana, there is no Material violation by any Person of any right of Cemex Espana or any of its Subsidiaries with respect to any patent, copyright, service mark, trademark, trade name or other right owned or used by Cemex Espana or any of its Subsidiaries.

5.12     ERISA; Foreign Pension Plans.

         (a) The Company and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and would not reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any ERISA Affiliate has incurred any Material liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in Section 3 of ERISA), and no event, transaction or condition has occurred or exists that would reasonably be expected to result in the incurrence of any such Material liability by the Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to Section 401(a)(29) or 412 of the Code, other than such liabilities or Liens as would not be individually or in the aggregate Material.

         (b) The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan's most recently ended plan year on the basis of the actuarial assumptions specified for funding in such Plan's most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities by an amount that would reasonably be expected to have a Material Adverse Effect in the case of any single Plan or in the aggregate for all Plans. The term "benefit liabilities" has the meaning specified in section 4001 of ERISA and the terms "current value" and "present value" have the meaning specified in section 3 of ERISA.

         (c) The Company and its ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that are individually or in the aggregate are Material.

         (d) The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax would be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code. The representation in the first sentence of this Section 5.12(d) is made in reliance upon and subject to (i) the accuracy of the representations of the Purchasers in Section 6.2 as to the sources of the funds used to pay the purchase price of the Notes and (ii) the assumption, made solely for the purpose of making such representation, that Department of Labor Interpretive Bulletin 75-2 with respect to prohibited transactions remains valid in the circumstances of the transactions contemplated herein.

         (e) All Foreign Pension Plans have been established, operated, administered and maintained in material compliance with all laws, regulations and orders applicable thereto. Except where it would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect, all premiums, contributions and any other amounts required to be paid pursuant to applicable Foreign Pension Plan documents or applicable laws have been paid or accrued as required.

5.13     Private Offering by the Company.

         Neither the Company nor anyone acting on its behalf has offered the Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than the Purchasers and not more than 40 other Institutional Investors (as defined in clause (c) of the definition of such term), each of which has been offered the Notes at a private sale for investment. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of Section 5 of the Securities Act.

5.14     Use of Proceeds; Margin Regulations.

         The Company, through its parent Cemex Netherlands B.V., will apply the proceeds of the sale of the Notes for general corporate purposes (including the repayment of Financial Indebtedness) of Cemex Espana and its Subsidiaries. No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System, or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board or to involve any broker or dealer in a violation of Regulation T of said Board. Margin stock does not constitute more than 5% of the value of the consolidated assets of Cemex Espana and its Subsidiaries and Cemex Espana does not have any present intention that margin stock will constitute more than 25% of the value of such assets. As used in this Section, the terms "margin stock" and "purpose of buying or carrying" shall have the meanings assigned to them in said Regulation U.

5.15     Existing Financial Indebtedness; Future Liens.

         (a) Except as described therein, Schedule 5.15 sets forth a complete and correct list of all outstanding Financial Indebtedness of Cemex Espana and its Subsidiaries as of May 31, 2003, since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Financial Indebtedness of Cemex Espana or its Subsidiaries. Neither Cemex Espana nor any Subsidiary is in default, and no waiver of such a default is currently in effect, in the payment of any principal or interest on any Financial Indebtedness of Cemex Espana or such Subsidiary and no Material event or condition exists with respect to any Financial Indebtedness of Cemex Espana or any Subsidiary that would permit (or that with notice or other lapse of time, or both, would permit) one or more Persons to cause such Financial Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

         (b) Except as disclosed on Schedule 5.15, neither Cemex Espana nor any Subsidiary has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien not permitted by Section 10.3.

5.16     Foreign Assets Control Regulations, Foreign Corrupt Practices Act, etc.

         Neither the sale of the Notes by the Company hereunder nor the use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto. Without limiting the foregoing, neither Cemex Espana nor any Subsidiary (i) is or will become a blocked person described in the Anti-Terrorism Order or the Department of the Treasury Rule or (ii) knowingly engages or will engage in any dealings or transactions with any such person.

         Neither the sale of the Notes by the Company hereunder nor its use of the proceeds thereof will cause any Purchaser to be in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977 or other applicable national or local law regulating the payments of bribes to government officials or employees nor will the proceeds from the sale of the Notes be used by the Company for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity, to make any direct or indirect unlawful payment to any foreign or domestic government official or employee or make any bribe or other unlawful payment.

5.17     Status under Certain Statutes.

         Neither the Company nor any Guarantor is subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 1935, as amended, the ICC Termination Act of 1995, as amended, or the Federal Power Act, as amended.

5.18     Environmental Matters.

         Neither Cemex Espana nor any Subsidiary has knowledge of any claim or has received any notice of any claim, and, to Cemex Espana's knowledge, no proceeding has been instituted raising any claim against Cemex Espana or any of its Subsidiaries or any of their respective real properties now or formerly owned, leased or operated by any of them or other assets, alleging any violation of Environmental Laws, except, in each case, such as would not reasonably be expected to result in a Material Adverse Effect. Except as otherwise disclosed to the Purchasers in writing,

         (a) neither Cemex Espana nor any Subsidiary has knowledge of any facts that would give rise to any claim, public or private, of violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties or other assets now or formerly owned, leased or operated by any of them or their use, except, in each case, such as would not reasonably be expected to result in a Material Adverse Effect;

         (b) neither Cemex Espana nor any Subsidiary has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them and has not disposed of any Hazardous Materials in a manner contrary to any Environmental Laws, in each case in any manner that would reasonably be expected to result in a Material Adverse Effect; and

         (c) all buildings on all real properties now owned, leased or operated by Cemex Espana or any Subsidiary are in compliance with applicable Environmental Laws, except where failure to comply would not reasonably be expected to result in a Material Adverse Effect.

5.19     Pari Passu Obligations.

         The obligations of each Obligor under the Financing Documents rank at least pari passu with the claims of all other unsecured and unsubordinated creditors of such Obligor, except for obligations mandatorily preferred by law applying to companies generally (including but not limited to under paragraph 1, 2 or 3 of Article 913 of the Spanish Commercial Code (Codigo de Comercio),
Article 914 of the Spanish Commercial Code (Codigo de Comercio), Article 32 of the Spanish Workers' Statute (Estatuto de los Trabajadores), Article 71 of the Spanish General Taxation Law (Ley General Tributaria) and Article 22 of the Spanish General Law on Social Security (Ley General de la Seguridad Social) and those whose claims that according to Spanish law rank in priority as a result of having been raised to the status of a Spanish Public Document as a result of Permitted Notarizations in accordance with Section 10.7.

6.       REPRESENTATIONS OF THE PURCHASERS.

6.1      Purchase for Investment.

         Each Purchaser represents that it is purchasing the Notes for its own account or for one or more separate accounts maintained by it or for the account of one or more pension or trust funds and not with a view to the distribution thereof; provided that the disposition of such Purchaser's or such pension or trust funds' property shall at all times be within such Purchaser's or such pension or trust funds' control. Each Purchaser understands that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Notes.

6.2      Source of Funds.

         Each Purchaser represents that at least one of the following statements is an accurate representation as to each source of funds (a "Source") to be used by such Purchaser to pay the purchase price of the Notes to be purchased by such Purchaser hereunder:

         (a) the Source is an "insurance company general account" within the meaning of Department of Labor Prohibited Transaction Exemption ("PTE") 95-60 (issued July 12, 1995) and there is no employee benefit plan, treating as a single plan, all plans maintained by the same employer or employee organization, with respect to which the amount of the general account reserves and liabilities for all contracts held by or on behalf of such plan, exceeds 10% of the total reserves and liabilities of such general account (exclusive of separate account liabilities) plus surplus, as set forth in the NAIC Annual Statement filed with such Purchaser's state of domicile; or

         (b) the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 (issued January 29, 1990) or (ii) a bank collective investment fund, within the meaning of PTE 91-38 (issued July 12, 1991) and, except as such Purchaser has disclosed to the Company in writing pursuant to this clause (b) at least five Business Days prior to such Purchaser's purchase of the Notes, no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

         (c) the Source constitutes assets of an "investment fund" (within the meaning of Part V of the QPAM Exemption) managed by a "qualified professional asset manager" or "QPAM" (within the meaning of Part V of the QPAM Exemption), no employee benefit plan's assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM (applying the definition of "control" in Section V(e) of the QPAM Exemption) owns a 5% or more interest in the Company and (i) the identity of such QPAM and (ii) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Company in writing pursuant to this clause (c) at least five Business Days prior to such Purchaser's purchase of the Notes; or

         (d) the Source is a governmental plan; or

         (e) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this clause
(e); or

         (f) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

As used in this Section 6.2, the terms "employee benefit plan", "governmental plan", "party in interest" and "separate account" shall have the respective meanings assigned to such terms in Section 3 of ERISA. If Cemex Espana notifies a proposed Purchaser prior to its purchase of the Notes that any plan identified by Purchaser pursuant to clause (b) or (c) of this Section 6.2 would be prohibited by ERISA Section 406 from purchasing the Notes, the Source shall not include assets of any such plan.

7. INFORMATION AS TO CEMEX ESPANA and THE COMPANY.

7.1      Financial and Business Information.

         Cemex Espana shall deliver to each holder that is an Institutional
Investor:

               (a) Semi-Annual Statements-- within 90 days after the end of the first half of each fiscal year of Cemex Espana, duplicate copies of

                      (i) a consolidated balance sheet of Cemex Espana and its
               Subsidiaries as at the end of such period, and

                      (ii) consolidated statements of income and changes in
               shareholders' equity of Cemex Espana and its Subsidiaries, for such period,

         setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with Spanish GAAP applicable to interim financial statements generally (for the avoidance of doubt, until such time as Cemex Espana produces its interim financial statements with notes, without notes attached thereto), and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations, subject to changes resulting from year-end adjustments;

               (b) Annual Statements-- within 180 days after the end of each fiscal year of Cemex Espana, duplicate copies of,

                      (i) a consolidated balance sheet of Cemex Espana and its
               Subsidiaries as at the end of such year, and

                      (ii) consolidated statements of income, of changes in
               shareholders' equity and of source and application of funds of Cemex Espana and its Subsidiaries for such year,

         setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with Spanish GAAP, and accompanied by an opinion thereon of independent certified public accountants of recognized standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and of source and application of funds and have been prepared in conformity with Spanish GAAP, and that the examination by such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards in Spain, and that such audit provides a reasonable basis for such opinion in the circumstances;

               (c) SEC and Other Reports -- promptly upon their becoming available, one copy of (i) each financial statement, report, notice or proxy statement sent by Cemex Espana or any Subsidiary to public securities holders generally and (ii) each regular or periodic report, each registration statement (without exhibits except as expressly requested by such holder), and each prospectus and all amendments thereto filed by Cemex Espana or any Subsidiary with the Securities and Exchange Commission or with any other Governmental Authority of competent jurisdiction charged with the regulation of securities and of all press releases and other statements made available generally by Cemex Espana or any Subsidiary to the public concerning developments that are Material;

               (d) Notice of Default or Event of Default -- promptly, and in any event within five days after a Senior Financial Officer becomes aware of the existence of any Default or Event of Default or that any Person has given any notice or taken any action with respect to a claimed default hereunder or that any Person has given any notice or taken any action with respect to a claimed default of the type referred to in Section 11(f), a written notice specifying the nature and period of existence thereof and what action Cemex Espana is taking or proposes to take with respect thereto;

               (e) ERISA Matters -- promptly, and in any event within five days after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company or an ERISA Affiliate proposes to take with respect thereto:

                      (i) with respect to any Plan, any reportable event, as
               defined in section 4043(b) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof; or

                      (ii) the taking by the PBGC of steps to institute, or the
               threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

                      (iii) any event, transaction or condition that could
               result in the incurrence of any liability by the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, would reasonably be expected to have a Material Adverse Effect;

               (f) Notices from Governmental Authority -- promptly, and in any event within 30 days of receipt thereof, copies of any notice to Cemex Espana or any Subsidiary from any Governmental Authority relating to any order, ruling, statute or other law or regulation that would reasonably be expected to have a Material Adverse Effect; and

               (g) Requested Information -- with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of Cemex Espana or any of its Subsidiaries or relating to the ability of the Company or any Guarantor to perform its obligations hereunder and under the other Financing Documents as from time to time may be reasonably requested by any such holder. In furtherance of the foregoing, if reasonably requested by any holder, Cemex Espana shall provide information regarding Cemex Espana's business and financial statements if such information has been requested by the SVO in order to assign or maintain a designation of the Notes.

7.2      Officer's Certificate.

         Each set of financial statements delivered to a holder pursuant to
Section 7.1(a) or Section 7.1(b) hereof shall be accompanied by a certificate of a Senior Financial Officer setting forth:

               (a) Covenant Compliance -- the information (including detailed calculations, to the extent applicable) required in order to establish whether Cemex Espana was in compliance with the requirements of Sections 10.3 through 10.7 during the semi-annual or annual period covered by the statements then being furnished (including with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Section, and the calculation of the amount, ratio or percentage then in existence); and

               (b) Event of Default-- a statement that such officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of Cemex Espana and its Subsidiaries from the beginning of the semi-annual or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including, without limitation, any such event or condition resulting from the failure of Cemex Espana or any Subsidiary to comply with any Environmental Law), specifying the nature and period of existence thereof and what action Cemex Espana shall have taken or proposes to take with respect thereto.

7.3      Inspection.

         Cemex Espana and the Company shall permit the representatives of each holder that is an Institutional Investor:

               (a) No Default -- if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to Cemex Espana, to visit the principal executive offices of Cemex Espana and the Company, to discuss the affairs, finances and accounts of Cemex Espana and its Subsidiaries with the officers of Cemex Espana and the manager of the Company, and (with the consent of Cemex Espana, which consent will not be unreasonably withheld), and to visit the other offices and properties of Cemex Espana and each Material Subsidiary, all at such reasonable times and as often as may be reasonably requested in writing; and

               (b) Default -- if a Default or Event of Default then exists, at the expense of the Company, to visit and inspect any of the offices or properties of Cemex Espana or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom and to discuss their respective affairs, finances and accounts with the officers of Cemex Espana and the manager of the Company and the independent public accountants of Cemex Espana (and by this provision Cemex Espana authorizes said accountants to discuss the affairs, finances and accounts of Cemex Espana and its Subsidiaries), all at such times and as often as may be reasonably requested; provided that at all such meetings with independent public accountants, a representative of Cemex Espana is entitled to, but need not, be in attendance.

7.4      Maintenance of Books and Records.

         Cemex Espana will, and will cause each of its Subsidiaries to, keep accurate records and books of account, in which complete entries will be made in accordance with relevant national accounting standards and practices (in the case of Cemex Espana, Spanish GAAP).

8.       MATURITY; PREPAYMENT OF THE NOTES.

8.1      Stated Maturity.

         (a) The entire principal amount of the Tranche 1 Notes shall become due and payable on June 15, 2010.

         (b) The entire principal amount of the Tranche 2 Notes shall become due and payable on June 15, 2013.

         (c) The entire principal amount of the Tranche 3 Notes shall become due and payable on June 15, 2015.

8.2      Optional Prepayments with Make-Whole Amount.

         The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes, in an amount not less than 5% of the aggregate principal amount of the Notes then outstanding in the case of a partial prepayment, at 100% of the principal amount so prepaid, together with interest accrued but unpaid thereon to the date of such prepayment, plus the Make-Whole Amount determined for the prepayment date with respect to such principal amount. The Company will give each holder of Notes written notice of each optional prepayment under this Section 8.2 not less than 30 days and not more than 60 days prior to the date fixed for such prepayment. Each such notice shall specify such date, the aggregate principal amount of the Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.5) and the interest to be paid on the prepayment date with respect to such principal amount being repaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Company shall deliver to each holder of Notes a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date. In the event the Company shall incorrectly compute the Make-Whole Amount, if any, payable in connection with any Note to be purchased pursuant to this Section 8.2, the holder of such Note shall not be bound by such incorrect computation, but instead, shall be entitled to receive an amount equal to the correct Make-Whole Amount, if any, computed in compliance with the terms of this Agreement.

8.3      Optional Prepayment of Notes for Tax Reasons.

         If the Company or Cemex Espana (assuming that Cemex Espana is required to make a payment) shall deliver to each holder (each, an "Affected Holder") to which an Additional Payment would be payable by the Company or Cemex Espana on the occasion of the next payment by the Company or Cemex Espana in respect of such Notes (in the case of Cemex Espana, in an amount greater than 10% of the amount which Cemex Espana would have been obligated to pay exclusive of the requirements of Section 14.3) (the date of such next payment in respect of which such Additional Payment will be due is herein referred to as the "Affected Payment Date") written notice of a Responsible Officer (with respect to each incident in which a Related Tax is initially levied by a Taxing Jurisdiction that would result in the payment of an Additional Payment, a "Tax Prepayment Notice") setting forth in reasonable detail the nature of the Related Tax in respect of such Additional Payment and confirming that

               (a) such Related Tax is required, under the laws of such Taxing Jurisdiction, to be withheld or deducted from the payment due to such Affected Holders on such Affected Payment Date and that such payment is the first payment in respect of which such particular Related Tax must be withheld (it being understood that the payment immediately following and reflecting a change in a pre-existing Related Tax shall be deemed the first payment with respect to such Related Tax), provided that if the enactment of the statute or regulation, the amendment of an existing statute or regulation or the adoption or amendment of a treaty giving rise to a Related Tax occurs less than 180 days prior to the due date of a payment in respect of the Notes that is subject to such Related Tax, then, at the election of the Company, the first payment in respect of the Notes, the due date of which is more than 180 days after such enactment, shall be deemed to be such first payment and

               (b) as of the date of such opinion, such Related Tax would be required to be withheld from similar future payments to such Affected Holders,

then the Company may elect to prepay all (but not less than all) of the Notes held by each such Affected Holder, provided that the Company may not elect to so prepay if

               (i) the Related Tax being levied is in respect of a payment under the Notes having an Affected Payment Date that is more than 180 days after the delivery of the notice from a Responsible Officer referred to above in respect of such Related Tax or

               (ii) the Company (or, if applicable, Cemex Espana) shall have failed to take such reasonable actions as are provided by law so as to avoid the imposition of such Related Tax, or the Company (or, if applicable, Cemex Espana) shall have taken any action the direct result of which is the imposition of such Related Tax.

The Company shall deliver such Tax Prepayment Notice to each Affected Holder not less than 30 nor more than 60 days prior to the prepayment date (in respect of each Tax Prepayment Notice, a "Tax Prepayment Date"), which Tax Prepayment Date shall be the Affected Payment Date related to such Additional Payment, which Tax Prepayment Notice shall state the circumstances giving rise to the Company's (or, if applicable, Cemex Espana's) obligation to make such Additional Payment and shall set forth the Tax Prepayment Date. Such Tax Prepayment Notice shall also state that each Note of each such Affected Holder shall be prepaid on such Tax Prepayment Date at a price equal to 100% of the principal amount of such Note, together with an amount equal to the Make-Whole Amount, if any, as of the Tax Prepayment Date in respect of the principal amount of the Notes being so prepaid and interest on such principal amount then being prepaid accrued to the Tax Prepayment Date (as provided in the definition of Reinvestment Yield, in determining the Make-Whole Amount with respect to any prepayment under this Section 8.3, and only under this Section 8.3, the margin over the implied yield of U.S. Treasury Securities will be 0.85% rather than 0.50%). No Note of any Affected Holder shall be prepaid pursuant to this Section 8.3 if such Affected Holder shall, not less than five Business Days prior to the Tax Prepayment Date, deliver a written notice to the Company (which notice shall be binding on any transferee of such Note), stating that such Affected Holder unconditionally and irrevocably waives any right to any Additional Payment under Section 14.3 in respect of the specific event or condition (including with respect to the continuing or future effects of such specific event or condition on subsequent payments) that shall have given rise to the Company's prepayment right under this Section 8.3 (it being agreed that no such waiver shall constitute a waiver of any other right to receive Additional Payments in respect of any event or condition other than the specific event or condition in respect of which such waiver shall be given). Two Business Days prior to the Tax Prepayment Date, the Company will deliver to each Affected Holder a certificate of a Responsible Officer specifying the principal amount of the Notes of such Affected Holders specified therein, together with the Make-Whole Amount, if any, as of the specified Tax Prepayment Date with respect thereto, if any, and accrued interest thereon shall become due and payable on the specified Tax Prepayment Date. In the event the Company shall incorrectly compute the Make-Whole Amount, if any, payable in connection with any Note to be purchased pursuant to this Section 8.3, the holder of such Note shall not be bound by such incorrect computation, but instead, shall be entitled to receive an amount equal to the correct Make-Whole Amount, if any, computed in compliance with the terms of this Agreement. The Company will, promptly after making such prepayment, notify in writing all holders of Notes of the payment amount, and the name of the holder, of each Note prepaid under this Section 8.3.

8.4      Prepayment Upon Substantial Asset Disposition.

         In the event that Cemex Espana or any Subsidiary (i) effects any sale, lease or other disposition of assets constituting a Substantial Asset Disposition and (ii) elects to apply the Net Proceeds Amount resulting from such Substantial Asset Disposition to the retirement of Senior Debt in accordance with Section 10.4, the Company will offer to prepay, by written notice to all holders as provided in the next sentence (a "Section 8.4 Notice"), a principal amount of each Note equal to the Pro Rata Amount of the Net Proceeds Amount of such Substantial Asset Disposition, together with accrued and unpaid interest due on each Note to the Disposition Prepayment Date (defined below), without any Make-Whole Amount. Each Section 8.4 Notice shall (i) describe the material facts of the related Substantial Asset Disposition in reasonable detail, (ii) refer to this Section 8.4 and the rights of each holder of the Notes to require that an amount equal to the Pro Rata Amount of the Net Proceeds Amount from such Substantial Asset Disposition be applied to the prepayment of such holder's Notes on the terms and conditions provided herein, (iii) contain an offer by the Company to apply an amount equal to the Pro Rata Amount of the Net Proceeds Amount to the prepayment of the principal of the outstanding Notes held by such holder, with accrued interest to the Disposition Prepayment Date, but not including any Make-Whole Amount, and (iv) set forth the date, which shall be not less than 30 nor more than 60 days following the date of the Section 8.4 Notice and not more than one year following the date of such Substantial Asset Disposition (the "Disposition Prepayment Date"), on which the Company shall make such prepayment. Each holder of the Notes shall have the right to accept such offer of prepayment by written notice to the Company given not later than 20 days following receipt of the Section 8.4 Notice. Holders that do not submit such a written notice to the Company accepting such offer of prepayment within such 20-day period shall be deemed to have rejected such offer. The Company shall on the relevant Disposition Prepayment Date prepay an amount equal to the Pro Rata Amount of the Net Proceeds Amount, together with accrued and unpaid interest to the Disposition Prepayment Date, without any Make-Whole Amount, and shall apply such amounts to the Notes held by holders who have accepted the Company's offer of prepayment.

8.5      Allocation of Partial Prepayments.

         In the case of each partial prepayment of the Notes pursuant to
Section 8.2, the principal amount of the Notes to be prepaid shall be allocated among all of the Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.

8.6      Maturity; Surrender, etc.

         In the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

8.7      Purchase of Notes.

         Cemex Espana and the Company will not, nor will Cemex Espana or the Company permit any Affiliate (to the extent that the Company or Cemex Espana controls such Affiliate), to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except (a) upon the payment or prepayment of the Notes in accordance with the terms of this Agreement and the Notes or (b) pursuant to an offer to purchase made by any Obligor or an Affiliate pro rata to the holders of all Notes at the time outstanding upon the same terms and conditions. Any such offer pursuant to the preceding clause (b) shall provide each holder with sufficient information to enable it to make an informed decision with respect to such offer, and shall remain open for at least 30 Business Days. If the Required Holders accept such offer, the Company shall promptly notify the remaining holders of such fact and the expiration date for the acceptance by holders of Notes of such offer shall be extended by the number of days necessary to give each such remaining holder at least five Business Days from its receipt of such notice to accept such offer. The Company will promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

8.8      Make-Whole Amount for Notes.

         The term "Make-Whole Amount" means, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal; provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

                  "Called Principal" means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to Section 8.2 or 8.3 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

                  "Discounted Value" means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

                  "Reinvestment Yield" means, with respect to the Called Principal of any Note, 0.50% (or 0.85% in the case of any prepayment under Section 8.3) plus the yield to maturity implied by (i) the yields reported, as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as "Page PX1" on the Bloomberg Financial Markets Services Screen (or such other display as may replace Page PX1 on the Bloomberg Financial Markets Services Screen) for actively traded U.S. Treasury securities having a maturity equal to the Remaining Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable, the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15(519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Life of such Called Principal as of such Settlement Date. Such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the actively traded U.S. Treasury security with the duration closest to and greater than the Remaining Life and (2) the actively traded U.S. Treasury security with the duration closest to and less than the Remaining Life.

                  "Remaining Life" means, with respect to any Called Principal of any Note, the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the maturity date of such Note.

                  "Remaining Scheduled Payments" means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date; provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2, 8.3 or 12.1.

                  "Settlement Date" means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or 8.3 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

8.9      Change in Control, Offer to Prepay, etc.

         (a) Notice and Offer. If a Responsible Officer shall have knowledge of Cemex having entered into a binding agreement that will give rise to a Change in Control, such agreement shall have been publicly disclosed, and it is reasonably practicable, to give notice of such agreement to the holders prior to the expected effective date of such Change in Control (taking into account any applicable confidentiality agreements and other business considerations arising in connection with the negotiation of related transactions), Cemex Espana shall cause the Company to give each holder of the Notes notice of such agreement and such expected effective date no less than 10 Business Days prior to such expected effective date. Within 30 days of the actual effective date (if any) of such Change in Control, Cemex Espana will cause the Company to give written notice of such Change in Control to each holder. Such written notice of the actual effective date shall contain, and such written notice shall constitute, an irrevocable offer by the Company to prepay all of the Notes held by such holder (or, at the election of such holder, a portion of such Notes designated by such holder) on a date specified in such notice (the "Control Prepayment Date") that is not less than 30 days and not more than 60 days after the date of such written notice. If the Control Prepayment Date shall not be specified in such notice, the Control Prepayment Date shall be the 60th day after the date of such written notice.

         (b) Acceptance and Payment. To accept (in whole or in part) or reject (in its entirety) such offered prepayment, a holder shall cause a notice of such acceptance or rejection to be delivered to the Company not later than five Business Days prior to the Control Prepayment Date. In such notice, such holder shall, if such notice is an acceptance, designate the principal amount of Notes that it has elected to have prepaid and, if such notice is a rejection, state that such holder is rejecting in its entirety such offered prepayment. If so accepted, such offered prepayment in respect of such principal amount of such Notes shall be due and payable on the Control Prepayment Date. Such accepted offered prepayment shall be made at 100% of the principal amount of such Notes so elected to be prepaid, together with interest on such principal amount accrued to the Control Prepayment Date, but not including any Make-Whole Amount. If a holder shall not have responded to such offered prepayment on or prior to five Business Days prior to the Control Prepayment Date, such holder shall be deemed to have rejected, in its entirety, such offered prepayment.

         (c) Officer's Certificate. Each offer to prepay the Notes pursuant to this Section 8.9 will be accompanied by an Officer's Certificate dated the date of such offer, specifying:

               (i) the Control Prepayment Date;

               (ii) the principal amount of each Note offered to be prepaid on such Control Prepayment Date;

               (iii) the interest to be paid on each such Note, accrued to the Control Prepayment Date; and

               (iv) in reasonable detail, the nature of the Change in Control.

         (d) Notice Concerning Status of Holders of Notes. Promptly after each Control Prepayment Date and the making of all prepayments contemplated on such Control Prepayment Date under this Section 8.9 (and, in any event, within 30 days thereof) the Company shall deliver to each holder a certificate signed by a Responsible Officer of the Company containing a list of the then current holders of Notes and setting forth as to each such holder the outstanding principal amount of Notes held by such holder at such time.

9.       AFFIRMATIVE COVENANTS.

         Cemex Espana and the Company covenant that so long as any of the Notes are outstanding:

9.1      Compliance with Law.

         Cemex Espana will and will cause each of its Subsidiaries to comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, Environmental Laws, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

9.2      Insurance.

         Cemex Espana will and will cause each of its Subsidiaries to maintain insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated, except to the extent that the failure to maintain such insurance would not have a Material Adverse Effect.

9.3      Maintenance of Properties.

         Cemex Espana will and will cause each of its Subsidiaries to maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times; provided that this Section shall not prevent Cemex Espana or any Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and Cemex Espana has concluded that such discontinuance would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

9.4      Payment of Taxes and Claims.

         Cemex Espana will and will cause each of its Subsidiaries to file all Material tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges or levies imposed on them or any of their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of Cemex Espana or any Subsidiary; provided that neither Cemex Espana nor any Subsidiary need pay any such tax or assessment or claims if (i) the amount, applicability or validity thereof is contested by Cemex Espana or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and Cemex Espana or a Subsidiary has established adequate reserves therefor in accordance with relevant national accounting standards and practices (in the case of Cemex Espana, Spanish GAAP) on the books of Cemex Espana or such Subsidiary or (ii) the nonpayment of all such taxes and assessments in the aggregate would not reasonably be expected to have a Material Adverse Effect.

9.5      Corporate Existence, etc.

         Cemex Espana will at all times preserve and keep in full force and effect its corporate existence. Subject to Sections 10.2 and 10.4, Cemex Espana will at all times preserve and keep in full force and effect the corporate existence of each of its Subsidiaries (unless merged into Cemex Espana or a Subsidiary) and all rights and franchises of Cemex Espana and its Subsidiaries unless, in the good faith exercise of the reasonable business judgment of Cemex Espana, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise would not, individually or in the aggregate, have a Material Adverse Effect.

9.6      Pari Passu Obligations.

         Cemex Espana covenants that the obligations of each Obligor hereunder and under the Financing Documents rank at least pari passu with the claims of all other unsecured and unsubordinated creditors of such Obligor, except for obligations mandatorily preferred by law applying to companies generally (including but not limited to under paragraph 1, 2 or 3 of Article 913 of the Spanish Commercial Code (Codigo de Comercio), Article 914 of the Spanish Commercial Code (Codigo de Comercio), Article 32 of the Spanish Workers' Statute (Estatuto de los Trabajadores), Article 71 of the Spanish General Taxation Law (Ley General Tributaria) and Article 22 of the Spanish General Law on Social Security (Ley General de la Seguridad Social) and those whose claims that according to Spanish law rank in priority as a result of having been raised to the status of a Spanish Public Document as a result of Permitted Notarizations in accordance with Section 10.7.

10.      NEGATIVE COVENANTS.

         Cemex Espana and the Company covenant that so long as any of the Notes are outstanding:

10.1     Transactions with Affiliates.

         Cemex Espana will not and will not permit any Subsidiary to enter into directly or indirectly any transaction or Material group of related transactions (including without limitation the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than Cemex Espana or another Subsidiary), except in the ordinary course and pursuant to the reasonable requirements of Cemex Espana's or such Subsidiary's business and upon fair and reasonable terms no less favorable to Cemex Espana or such Subsidiary than would be obtainable in a comparable arm's-length transaction with a Person not an Affiliate.

10.2     Merger, Consolidation, etc.

         (a) Merger, Consolidation, etc. of Guarantors.

         Cemex Espana will not, and will not permit any other Guarantor to, consolidate with or merge with any other corporation or convey, transfer or lease substantially all of its assets in a single transaction or series of transactions to any Person unless:

               (i) the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease substantially all of the assets of such Guarantor as an entirety, as the case may be, shall be a Guarantor or a solvent Person organized and existing under the laws of the United States or any State thereof (including the District of Columbia) or any country that is a member of the EU on the date hereof (other than Greece) or any political subdivision thereof and, if a Guarantor is not the surviving Person, such Person (x) shall have executed and delivered to each holder of any Notes its assumption of the due and punctual performance and observance of such Guarantor's obligations under this Agreement (if such Guarantor was obligated hereunder immediately prior to such consolidation, merger, conveyance, transfer or lease) and the Note Guarantee and (y) shall have caused to be delivered to each holder of any Notes an opinion of nationally recognized independent counsel, or other independent counsel reasonably satisfactory to the Required Holders, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof; and

               (ii) at the time of and immediately after giving effect to such transaction, no Default or Event of Default shall result from such transaction.

         Except as provided in the next sentence, no such conveyance, transfer or lease of substantially all of the assets of a Guarantor shall have the effect of releasing such Guarantor or any successor Person that shall theretofore have become such in the manner prescribed in this Section 10.2(a) from any liability under this Agreement or the Note Guarantee. The Company shall have the right to cause any Guarantor to be released from liability under the Note Guarantee if (a) such Guarantor has conveyed, transferred or leased all or substantially all of its assets to another Person in accordance with this Section 10.2(a) and such Guarantor becomes dormant or otherwise stops conducting trading activity and (b) both immediately prior thereto and after giving effect to such release, no Default or Event of Default exists. Any such release shall be effective upon the Company providing notice thereof to each holder, which notice shall state that the foregoing conditions have been satisfied with respect to such release.

         (b) Merger, Consolidation, etc. of the Company.

         The Company shall not consolidate with or merge with any other corporation or convey, transfer or lease substantially all of its assets in a single transaction or series of transactions to any Person unless:

               (i) the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease substantially all of the assets of the Company as an entirety, as the case may be, shall be a solvent Person organized and existing under the laws of the United States or any State thereof (including the District of Columbia) or any political subdivision of any thereof and, if the Company is not the surviving Person, such Person (x) shall have executed and delivered to each holder of any Notes its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement and the Notes and (y) shall have caused to be delivered to each holder of any Notes an opinion of nationally recognized independent counsel, or other independent counsel reasonably satisfactory to the Required Holders, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof; and

               (ii) at the time of and immediately after giving effect to such transaction, no Default or Event of Default shall result from such transaction.

         No such conveyance, transfer or lease of substantially all of the assets of the Company shall have the effect of releasing the Company or any successor Person that shall theretofore have become such in the manner prescribed in this Section 10.2(b) from its liability under this Agreement or the Notes.

10.3     Liens.

         (a) Cemex Espana shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, create, incur, assume or permit to exist any Lien on or with respect to any of its property or assets or those of any Subsidiary, whether now owned or held or hereafter acquired, other than the following Liens ("Permitted Liens"):

               (i) Liens for taxes, assessments and other governmental charges the payment of which is being contested in good faith by appropriate proceedings promptly initiated and diligently conducted and for which such reserves or other appropriate provision, if any, as shall be required by relevant national accounting standards and practices (in the case of Cemex Espana, Spanish GAAP) shall have been made;

               (ii) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics and materialmen incurred in the ordinary course of business for sums not yet due or the payment of which is being contested in good faith by appropriate proceedings promptly initiated and diligently conducted and for which such reserves or other appropriate provision, if any, as shall be required by GAAP shall have been made;

               (iii) Liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security;

               (iv) any judgment Lien, unless the judgment it secures shall not, within 90 days after the entry thereof, have been discharged or execution thereof stayed pending appeal, or shall not have been discharged within 90 days after the expiration of any such stay;

               (v) Liens existing on the date of this Agreement as described in
         Schedule 10.3 (Existing Liens) and any Lien renewing or extending such Lien, provided that the principal amount of Financial Indebtedness secured by such Lien immediately prior thereto is not increased and such Lien is not extended to other property;

               (vi) any Lien on property acquired by Cemex Espana or any of its Subsidiaries after the date of this Agreement that was existing on the date of acquisition of such property, provided that such Lien was not incurred in anticipation of such acquisition, and any Lien created to secure all or any payment of the purchase price, or to secure indebtedness incurred or assumed to pay all or any part of the purchase price, of property acquired by Cemex Espana or any of its Subsidiaries after the date of this Agreement; provided that (A) any such Lien permitted pursuant to this clause (vi) shall be confined solely to the item or items of property so acquired (including, in the case of any acquisition of a corporation through the acquisition of 51% or more of the Voting Stock of such corporation, the stock and assets of any acquired Subsidiary or acquiring Subsidiary by which the acquired Subsidiary will be directly or indirectly controlled) and, if required by the terms of the instrument originally creating such Lien, other property which is an improvement to, or is acquired for specific use with, such acquired property, (B) if applicable, any such Lien shall be created within nine months after, in the case of property, its acquisition, or, in the case of improvements, their completion and
         (C) no such Lien shall be made in respect of any indebtedness in relation to repayment of which recourse may be had to Cemex Espana or any Subsidiary other than in relation to the item or items as referred to in clause (vi)(A) above;

               (vii) any Lien renewing, extending or refinancing the indebtedness to which any Lien permitted by clause (vi) above relates; provided that the principal amount of indebtedness secured by such Lien immediately prior thereto is not increased and such Lien is not extended to other property;

               (viii) the transfer of shares or any other instrument of title representing an equity participation in the Asia Fund into a trust, provided it does not secure Financial Indebtedness;

               (ix) any Lien created on shares representing no more than a Stake in the Capital Stock of any of Cemex Espana's Subsidiaries solely as a result of the deposit or transfer of such shares into a trust or a special purpose corporation (including any entity with legal personality) of which such shares constitute the sole assets provided that the proceeds from the deposit or transfer of such shares into such trust, corporation or entity and from any transfer of or distributions in respect of Cemex Espana's or any Subsidiary's interest in such trust, corporation or entity are applied as provided under Section 10.4; provided that such Lien may not secure Financial Indebtedness of Cemex Espana or any Subsidiary unless otherwise permitted under this clause (ix) and that the economic and voting rights in such Capital Stock is maintained by Cemex Espana in its Subsidiaries;

               (x) any Lien on any asset of a Special Purpose Vehicle in connection with a Permitted Securitization; and

               (xi) in addition to the Liens permitted by the foregoing clauses
         (i) through (x), Liens securing obligations of Cemex Espana and its Subsidiaries, provided that, after giving effect to the incurrence of such Liens and the concurrent retirement of any Financial Indebtedness and/or release of Liens, the outstanding principal amount of Priority Indebtedness does not exceed 15% of the Consolidated Total Assets of Cemex Espana and its Subsidiaries.

         (b) This Section 10.3 shall not apply to any Lien if, the Obligors have made or caused to be made effective provision whereby the Notes are secured equally and ratably with, or prior to, the indebtedness secured by such Lien (other than Permitted Liens) for so long as such indebtedness is so secured.

10.4     Sales of Assets.

         Cemex Espana will not, and will not permit any Subsidiary to, sell, lease or otherwise dispose of any substantial part (as defined below) of the assets of Cemex Espana and its Subsidiaries; provided, however, that Cemex Espana or any Subsidiary may sell, lease or otherwise dispose of assets constituting a substantial part of the assets of Cemex Espana and its Subsidiaries (a "Substantial Asset Disposition") if such assets are sold for at least Fair Market Value and, at such time and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing, and an amount equal to the Net Proceeds Amount with respect to such Substantial Asset Disposition (determined without subtracting therefrom clause (b)(v) of the definition of "Net Proceeds Amount") shall be used within one year of such disposition as follows:

               (1) to prepay or retire Senior Debt of Cemex Espana or a Subsidiary, provided that if any Senior Debt is prepaid pursuant to the terms of this Section 10.4, the Company shall offer to prepay the Notes in accordance with the terms of Section 8.4 of this Agreement; or

               (2) to the extent not used to prepay Senior Debt as set forth in clause (1) above, to acquire assets used or useful in carrying on the business of Cemex Espana and its Subsidiaries and having a Fair Market Value at least equal to the acquisition price thereof.

         For purposes of any determination pursuant to this Section 10.4, the Company shall be given credit for all amounts applied in accordance with the preceding clauses (1) and (2) during the applicable one-year period but shall not be required to apply any amount in accordance with the preceding clauses
(1) and (2) unless the book value of the assets that have been sold or otherwise disposed of during the applicable one-year period is in excess of 15% of Consolidated Total Assets of Cemex Espana and its Subsidiaries (determined as set forth below).

         If the Company makes an offer to prepay the Notes in accordance with the terms of Section 8.4 of this Agreement with respect to any Net Proceeds Amount, to the extent any holder rejects (or is deemed to have rejected) such offer of prepayment, the Pro Rata Amount allocable to such holder may be applied to general corporate purposes of Cemex Espana and its Subsidiaries (including, without limitation, the repayment of Financial Indebtedness of Cemex Espana and its Subsidiaries and for acquisitions).

         As used in this Section 10.4, a sale, lease or other disposition of assets shall be deemed to be a "substantial part" of the assets of Cemex Espana and its Subsidiaries if the book value of such assets, when added to the book value of all other assets sold, leased or otherwise disposed of by Cemex Espana and its Subsidiaries during the period of 12 consecutive calendar months immediately preceding such proposed disposition, exceeds 15% of Consolidated Total Assets of Cemex Espana and its Subsidiaries (determined as of the beginning of such twelve-month period, but giving effect to any acquisition of any Subsidiary or all or substantially all the assets of any Person during such period); provided that in no event will (a) any Excluded Disposition constitute a sale of a "substantial part" of the assets of Cemex Espana and its Subsidiaries or (b) the book value of the assets sold in any Excluded Disposition be counted in determining whether such 15% limit has been exceeded.

         "Excluded Disposition" means any (i) transaction in the ordinary course of business, (ii) transaction in which Cemex Espana or a Subsidiary is the purchaser, (iii) transaction in which any assets acquired in an acquisition of a Person or of a business are sold, transferred or otherwise disposed of for not less than Fair Market Value to a Person that is not Cemex Espana or a Subsidiary within one year of such acquisition, (iv) purchase by Cemex Espana or its Subsidiary of any of its shares or any dividend or other distribution made or paid by Cemex Espana or its Subsidiary to its equityholders, (v) payment or transfer of cash, (vi) disposal of assets not required for the efficient operation of the businesses of Cemex Espana and its Subsidiaries for not less than Fair Market Value, (vii) disposal of investments or financial assets on an arm's length basis for Fair Market Value, (viii) application of the proceeds of any issuance of securities (whether equity or debt) or other financial obligations for the purpose stated in the offering memorandum or any other document related to such issuance or
(ix) disposal pursuant to any Permitted Securitization, sale-leaseback transaction or other asset-backed financing.

10.5     Financial Covenants.

         (a) Minimum Consolidated Net Worth. Cemex Espana will not permit Consolidated Net Worth as of the last day of any Relevant Period to be less than (euro)2,000,000,000.

         (b) Maximum Leverage Ratio. Cemex Espana will not permit the ratio of Net Borrowings to Adjusted EBITDA calculated on a Rolling Basis as of the last day of any Relevant Period to exceed 3.5 to 1.0.

         (c) Minimum Interest Coverage Ratio. Cemex Espana will not permit the ratio of EBITDA to Finance Charges calculated on a Rolling Basis as of the last day of any Relevant Period to be less than 2.5 to 1.0.

10.6     Limitation on Non-Guarantor Financial Indebtedness.

         Cemex Espana will not, at any time, permit any Subsidiary (other than the Company) to, directly or indirectly, create, incur, assume, guaranty, have outstanding or otherwise become or remain directly or indirectly liable with respect to, any Financial Indebtedness other than:

         (a) Financial Indebtedness arising under the Note Guarantee;

         (b) Financial Indebtedness of a Subsidiary that is an Excluded Subsidiary Guarantor;

         (c) Financial Indebtedness of a Subsidiary outstanding on the date hereof and disclosed on Schedule 5.15 (Existing Financial Indebtedness), and any Financial Indebtedness extending the maturity of, or refunding or refinancing, the same, provided that (i) the principal amount of such Financial Indebtedness shall not be increased above the principal amount thereof outstanding immediately prior to such extension, refunding or refinancing and
(ii) the aggregate amount of all Financial Indebtedness that has been extended, refunded or refinanced under this clause (c) shall not exceed $100,000,000 (or the equivalent thereof if denominated in another currency) (for the avoidance of doubt, it is understood that (x) if any such Financial Indebtedness is successively extended, refinanced or refunded, only the Financial Indebtedness outstanding after giving effect to all such successive extensions, refinancings and refundings shall be counted against the foregoing amount and (y) any Financial Indebtedness incurred in a currency other than Dollars pursuant to this clause (c) shall continue to be permitted under this clause (c), notwithstanding any fluctuation in currency values, as long as the outstanding principal amount of such Financial Indebtedness (denominated in its original currency) does not exceed the maximum amount of such Financial Indebtedness (denominated in such currency) permitted to be outstanding on the date such Financial Indebtedness was incurred);

         (d) Financial Indebtedness of a Subsidiary owed to Cemex Espana, the Company or another Subsidiary;

         (e) Financial Indebtedness of a Subsidiary that is (i) outstanding at the time such Subsidiary becomes a Subsidiary or (ii) contractually required to be incurred by such Subsidiary at such time, provided that such Financial Indebtedness shall not have been incurred in contemplation of such Subsidiary becoming a Subsidiary;

         (f) any Financial Indebtedness extending the maturity of the Financial Indebtedness referred to in clause (e) above, or any refunding or refinancing of the same, provided that the principal amount of such Financial Indebtedness shall not be increased above the principal amount thereof outstanding immediately prior to such extension, refunding or refinancing;

         (g) Financial Indebtedness of a Subsidiary which (i) has been formed for the purpose of, and whose primary activities are, the issuance or other incurrence of debt obligations to Persons other than Affiliates of Cemex Espana, and the lending or other advance of the net proceeds of such debt obligations (whether directly or indirectly) to the Company or an Excluded Subsidiary Guarantor, and (ii) has no significant assets other than promissory notes and other contract rights in respect of funds advanced to the Company or the Excluded Subsidiary Guarantors;

         (h) Financial Indebtedness of a Subsidiary incurred pursuant to or in connection with any pooling agreements in place within a bank or financial institution, but only to the extent of offsetting credit balances of Cemex Espana or its Subsidiaries pursuant to such pooling arrangement; and

         (i) Financial Indebtedness of a Subsidiary in addition to that otherwise permitted by the foregoing provisions of this Section 10.6, provided that on the date the Subsidiary incurs or otherwise becomes liable with respect to such Financial Indebtedness and immediately after giving effect thereto and the concurrent retirement of any Financial Indebtedness and/or release of Liens, the aggregate outstanding principal amount of all Priority Indebtedness does not exceed 15% of Consolidated Total Assets of Cemex Espana and its Subsidiaries.

10.7     Notarization

         (a) Subject to clause (b) below, Cemex Espana will not (and will not permit its Subsidiaries to) permit any unsecured Financial Indebtedness of Cemex Espana or its Subsidiaries to be notarized as a Spanish Public Document (any such notarization, a "Notarization"), other than the following permitted Notarizations ("Permitted Notarizations"):

               (i) any existing Notarization listed in Schedule 10.7 (Existing Notarizations) and any amendments or modifications thereof, provided that any such amendment or modification shall not increase the principal amount of such Financial Indebtedness, extend the maturity thereof or refinance such Financial Indebtedness;

               (ii) Notarizations with the prior written consent of the Required Holders;

               (iii) any Notarization securing indebtedness, provided that immediately after giving effect to such Notarization and the concurrent retirement of any Financial Indebtedness and/or release of Liens, the aggregate outstanding principal amount of all Priority Indebtedness does not exceed 15% of Consolidated Total Assets of Cemex Espana and its Subsidiaries; and

               (iv) any Notarizations relating to indebtedness in respect of any sale and purchase agreement customarily registered in a public register in Spain and payment of which indebtedness is made within seven days of the date of such agreement.

         (b) This Section 10.7 shall not apply if Cemex Espana, concurrently with any such Notarization (other than a Permitted Notarization) referred to in clause (a) above and at its own cost and expense, causes this Agreement and the Note Guarantee of Cemex Espana to be the subject of a Notarization. Cemex Espana shall give each holder at least 30 days' written notice prior to the Notarization of any Financial Indebtedness other than a Permitted Notarization. Such notice shall instruct the holders as to the procedures to be followed in order for this Agreement and the Note Guarantee of Cemex Espana of the Notes to be notarized. Each holder shall, at the expense of Cemex Espana, take such actions as may be reasonably requested by Cemex Espana and are necessary or required in obtaining such Notarization. Cemex Espana shall have no obligation to notarize Financial Indebtedness held by any Person (including a holder) if such Person does not take such actions as may be reasonably requested by Cemex Espana in order for Cemex Espana to satisfy its obligations under this Section 10.7(b). If requested in writing by the Required Holders, Cemex Espana shall, prior to the time of any such Notarization, deliver to the holders an opinion of nationally recognized Spanish counsel to the effect that, upon the Notarization of this Agreement and Cemex Espana's Note Guarantee of the Notes required to be Notarized, such Note Guarantee shall, in the event of a bankruptcy of Cemex Espana, rank in right of payment equal and pro rata with or senior to all other unsecured Financial Indebtedness of Cemex Espana Notarized concurrently therewith, except for obligations mandatorily preferred by law applying to companies generally (including but not limited to under paragraph 1, 2 or 3 of Article 913 of the Spanish Commercial Code (Codigo de Comercio),
Article 914 of the Spanish Commercial Code (Codigo de Comercio), Article 32 of the Spanish Workers' Statute (Estatuto de los Trabajadores), Article 71 of the Spanish General Taxation Law (Ley General Tributaria) and Article 22 of the Spanish General Law on Social Security (Ley General de la Seguridad Social).

11.      EVENTS OF DEFAULT.

         An "Event of Default" shall exist if any of the following conditions or events shall occur and be continuing:

               (a) the Company defaults in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

               (b) the Company defaults in the payment of any interest on any Note for more than five Business Days after the same becomes due and payable; or

               (c) Cemex Espana or the Company defaults in the performance of or compliance with any term contained in Section 7.1(d), 10.2, 10.4, 10.5, 10.6 or 10.7 and such default is not remedied within 10 Business Days after the earlier of (i) a Senior Financial Officer obtaining actual knowledge of such default and (ii) the Company receiving written notice of such default from any holder of a Note (any such written notice to be identified as a "notice of default" and to refer specifically to this clause (c) of Section 11); or

               (d) Cemex Espana or the Company defaults in the performance of or compliance with any term contained herein (other than those referred to in clauses (a), (b) and (c) of this Section 11) and such default is not remedied within 30 days after the earlier of (i) a Senior Financial Officer obtaining actual knowledge of such default and (ii) the Company receiving written notice of such default from any holder of a Note (any such written notice to be identified as a "notice of default" and to refer specifically to this clause (d) of
         Section 11); or

               (e) any representation or warranty made in writing by or on behalf of Cemex Espana or the Company or by any officer of Cemex Espana or the manager of the Company in this Agreement or in any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any material respect on the date as of which made; or

               (f) (i) Cemex Espana or any Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal or premium or make-whole amount or interest on any Financial Indebtedness in an aggregate principal amount of at least(euro)27,500,000 (or the equivalent thereof, as of any date of determination, in any other currency) other than Financial Indebtedness outstanding under this Agreement, the Notes or the Note Guarantee, when the same becomes due and payable (whether by way of scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any, specified in the relevant agreement or instrument relating to such Financial Indebtedness or (ii) any other event shall occur or condition shall exist under any agreement or instrument relating to any such Financial Indebtedness beyond any period of grace provided with respect thereto, if the effect of such event or condition is to accelerate the maturity of such Financial Indebtedness or (iii) any such Financial Indebtedness shall be declared to be due and payable, or required to be prepaid or redeemed (other than by a regularly scheduled required payment or redemption), purchased or defeased, or an offer to prepay, redeem, purchase or defease such Financial Indebtedness shall be required to be made, in each case prior to the stated maturity thereof; or

               (g) the Company, Cemex Espana or any of its Material Subsidiaries (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated or (vi) takes corporate action for the purpose of any of the foregoing; or

               (h) a court or governmental authority of competent jurisdiction enters an order appointing, without consent by the Company, Cemex Espana or any of its Material Subsidiaries, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company, Cemex Espana or any of its Material Subsidiaries, or any such petition shall be filed against the Company, Cemex Espana or any of its Material Subsidiaries and such petition shall not be dismissed within 90 days; or

               (i) a final judgment or judgments for the payment of money aggregating in excess of(euro)27,500,000 (or the equivalent thereof if denominated in a currency other than euro) (excluding in the calculation of such(euro)27,500,000 any final judgment to the extent, but only to the extent, such judgment will be covered by payments from insurance maintained by Cemex Espana or any Subsidiary (x) in respect of which insurance the issuer thereof has agreed, in writing, to make such payments in respect of such judgment and (y) the issuer of which insurance is an independent commercial insurer that, in the good faith opinion of the Board of Directors of Cemex Espana, is capable of discharging its payment obligations in connection with such insurance) are rendered against one or more of Cemex Espana and the Subsidiaries and which judgments are not, within 90 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 90 days after the expiration of such stay; or

               (j) if (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified Cemex Espana or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) Cemex Espana or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (iv) Cemex Espana or any ERISA Affiliate withdraws from any Multiemployer Plan or (v) Cemex Espana or any Subsidiary establishes or amends any employee welfare benefit plan (as defined in Section 3(1) of ERISA) that provides post-employment welfare benefits in a manner that would increase the liability of Cemex Espana or any Subsidiary thereunder; and any such event or events described in clauses (i) through (v) above, either individually or together with any other such event or events, would reasonably be expected to have a Material Adverse Effect; or

               (k) the Note Guarantee shall cease to be in full force and effect with respect to Cemex Espana or any other Guarantor; or Cemex Espana or any other Guarantor (or any Person by, through or on behalf of Cemex Espana or such other Guarantor) shall contest in any manner the validity, binding nature or enforceability of the Note Guarantee.

12.      REMEDIES ON DEFAULT, ETC.

12.1     Acceleration.

         (a) If an Event of Default with respect to the Company described in clause (g) or (h) of Section 11 (other than an Event of Default described in clause (g)(i) or described in clause (g)(vi) by virtue of the fact that such clause encompasses clause (g)(i)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

         (b) If any other Event of Default has occurred and is continuing, the Required Holders of the Notes at the time outstanding may at any time at its or their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.

         (c) If any Event of Default described in clause (a) or (b) of Section 11 has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable.

         Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (x) all accrued and unpaid interest thereon and (y) the Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Company, in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

12.2     Other Remedies.

         If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

12.3     Rescission.

         At any time after any Notes have been declared due and payable pursuant to clause (b) or (c) of Section 12.1, the Required Holders by written notice to the Company may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the Notes, all principal of and Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, (b) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17 and (c) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section
12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

12.4     No Waivers or Election of Remedies, Expenses, etc.

         No course of dealing and no delay on the part of any holder of any
Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder's rights, powers or remedies. No right, power or remedy conferred by this Agreement or by any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Company under Section 15, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable attorneys' fees, expenses and disbursements.

13.      REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.

13.1     Registration of Notes.

         The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor a complete and correct copy of the names and addresses of all registered holders of Notes.

13.2     Transfer and Exchange of Notes.

         Upon surrender of any Note at the principal executive office of the Company for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of such Note or his attorney duly authorized in writing and accompanied by the address for notices of each transferee of such Note or part thereof), the Company shall execute and deliver, at the Company's expense (except as provided below), one or more new Notes (as requested by the holder thereof) of the same tranche in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of the Note of such tranche originally issued hereunder. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $1,000,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $1,000,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representations set forth in Sections 6.1 and 6.2.

13.3     Replacement of Notes.

         Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

               (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another holder of a Note with a minimum net worth of at least $50,000,000, such Person's own unsecured agreement of indemnity shall be deemed to be satisfactory), or

               (b) in the case of mutilation, upon surrender and cancellation thereof,

the Company at its own expense shall execute and deliver, in lieu thereof, a new Note of the same tranche, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated
Note if no interest shall have been paid thereon.

14.      PAYMENTS ON NOTES.

14.1     Place of Payment.

         Subject to Section 14.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in New York, New York at Citibank, N.A, 111 Wall Street, 14th Floor, New York, New York 10043, Corporate Agency and Trust Department. The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal office of a bank or trust company in the United States.

14.2     Home Office Payment.

         So long as any Purchaser or a nominee of such Purchaser shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, and interest by the method and at the address specified for such purpose below such Purchaser's name on Schedule A, or by such other method or at such other address as such Purchaser shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, such Purchaser shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 14.1. Prior to any sale or other disposition of any Note held by any Purchaser or its nominee, such Purchaser will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 13.2. The Company will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by any Purchaser under this Agreement and that has made the same agreement relating to such Note as such Purchaser has made in this Section 14.2.

14.3     Tax Indemnification.

         (a) Payments Free and Clear. All payments to be made by the Company under this Agreement and the Notes will be made free and clear of, and without withholding or deduction for or on account of, any present or future taxes, levies, imposts, duties, charges, assessments or fees of whatever nature, but excluding franchise taxes and taxes imposed on or measured by any holder's net income or receipts (such non-excluded items, "Related Taxes") imposed or levied by or on behalf of The Netherlands, the United States or any jurisdiction from or through which any amount is paid by the Company pursuant to the terms of this Agreement or the Notes (or any political subdivision or taxing authority of or in any such jurisdiction) (a "Taxing Jurisdiction"), unless the withholding or deduction of any such Related Tax is required by law.

         (b) Gross-Up, etc. If any deduction or withholding for any present or future Related Tax of a Taxing Jurisdiction shall at any time be required in respect of any amount to be paid by the Company under this Agreement or the Notes, the Company will promptly (i) pay over to the government or taxing authority of the Taxing Jurisdiction imposing such Related Tax the full amount required to be deducted or withheld by the Company (including the full amount required to be deducted or withheld from or otherwise paid by the Company in respect of any Additional Payment required to be made pursuant to clause (ii) of this Section 14.3(b)) and (ii) except as expressly provided below, pay to each holder entitled under this Agreement to receive the payment from which the amount referred to in the foregoing clause (i) has been so deducted or withheld such additional amount as is necessary in order that the amount received by such holder after any required deduction or withholding of Related Tax (including, without limitation, any required deduction, withholding or other payment of Related Tax on or with respect to such additional amount) shall equal the amount such holder would have received had no such deduction, withholding or other payment of Related Tax been paid (the "Additional Payment"), and if any holder pays any amount in respect of any Related Tax on any payment due from the Company hereunder or under the Notes, or penalties or interest thereon, then the Company shall reimburse such holder for that payment upon demand, provided that no payment of any Additional Payment, or of any such reimbursement in respect of any such payment made by any such holder, shall be required to be made for or on account of:

               (A) any Related Tax that would not have been imposed but for the existence of any present or former connection between such holder and the Taxing Jurisdiction or any territory or possession or area subject to the jurisdiction of the Taxing Jurisdiction, other than the mere holding of the relevant Note, including, without limitation, such holder's being or having been a citizen or resident thereof, or being or having been present or engaged in a trade or business therein or having an establishment therein;

               (B) any such holder that is not a resident of the United States of America or, with respect to any payment hereunder or under the Notes owing to such holder, all or any part of which represents income that is not subject to United States tax as income of a resident of the United States of America to the extent that, had such holder been a resident of the United States of America or had the payment been so subject to United States tax, or had the payment been made to a location within the United States of America, the provisions of a statute, treaty or regulation of the Taxing Jurisdiction would have enabled an exemption to be claimed from the Related Tax in respect of which an Additional Payment would otherwise have been payable; or

               (C) any combination of the items or conditions described in clause (A) or clause (B) of this Section 14.3(b); and

provided further that the Company shall not be obliged to pay any Additional Payment to any holder of a Note in respect of Related Taxes to the extent such Related Taxes exceed the Related Taxes that would have been payable but for the delay or failure by such holder (after receiving a written request from Cemex Espana or the Company to make such filing and including copies (together with instructions in English) of forms, certificates, documents, applications or other reasonably required evidence (collectively, "Forms") to be filed) in the filing with an appropriate Governmental Authority or otherwise of Forms required to be filed by such holder to avoid or reduce such Related Taxes and that in the case of any of the foregoing would not result in any confidential income tax return information being revealed, either directly or indirectly, to any Person and such delay or failure could have been lawfully avoided by such holder, provided that such holder shall be deemed to have satisfied the requirements of this proviso upon the good faith completion and submission of such Forms as may be specified in a written request of the Company no later than 45 days after receipt by such holder of such written request.

         (c) Official Receipt. If the Company shall make any such Additional Payment, it will promptly furnish each holder receiving such Additional Payment under this Section 14.3 an official receipt issued by the relevant taxation or other authorities involved for all amounts deducted or withheld as aforesaid.

         (d) Other. Each holder agrees to use its best efforts to comply (after a reasonable period to respond) with a written request of the Company delivered to such holder to provide information (other than any confidential or proprietary information) concerning the nationality, residence or identity of such holder, and to make such declaration or other similar claim or reporting requirement regarding such information (copies of the forms of which declaration, claim or reporting requirement shall have been provided to such holder by the Company), that is required by a statute, treaty or regulation of the Taxing Jurisdiction as a precondition to exemption from all or part of any Related Tax. The Company agrees to reimburse each holder for such holder's reasonable out-of-pocket expenses, if any, incurred in complying with any such request of such Person.

         (e) Tax Refund. If the Company makes an Additional Payment under this
Section 14.3 for the account of any Person and such Person is entitled to a refund of any portion of the tax (a "Tax Refund"), to which such payment is attributable, and such Tax Refund may be obtained by filing one or more Forms, then such Person shall after receiving a written request therefore from the Company (which request shall specify in reasonable detail the Forms to be filed), file such Forms. If such Person subsequently receives such a Tax Refund, and such Person is readily able to identify the Tax Refund as being attributable to the tax with respect to which an Additional Payment was made, then such Person shall reimburse the Company such amount as such Person shall determine acting in good faith to be the proportion of the Tax Refund, together with any interest received thereon, attributable to such Additional Payment as will leave such Person after the reimbursement (including such interest) in no better or worse position than it would have been if the Additional Payment had not been required. Nothing in this clause (e) shall obligate any holder to disclose any information regarding its tax affairs or computations to the Company.

         (f) Survival. The obligations of the Company and the holders under this Section 14.3 shall survive the payment in full of the Notes and the termination of this Agreement.

14.4     Currency of Payment.

         (a) Payment in Dollars. All payments under the Notes shall be made in Dollars.

         (b) Certain Expenses. If any expense required to be reimbursed pursuant to this Agreement or the Notes is originally incurred in a currency other than Dollars, the Company shall nonetheless make reimbursement of that expense in Dollars, in an amount equal to the amount in Dollars that would have been required for the Person that incurred such expense to have purchased, in accordance with normal banking procedures, the sum paid in such other currency (after any premium and costs of exchange) on the day that expense was originally incurred.

         (c) Payments Not in Dollars. To the fullest extent permitted by applicable law, the obligations of the Company in respect of any amount due under or in respect of this Agreement and the Notes shall (notwithstanding any payment in any other currency, whether as a result of any judgment or order or the enforcement thereof, the realization of any security, the liquidation of any Obligor, any voluntary payment by any Obligor or otherwise) be discharged only to the extent of the amount in Dollars that each holder entitled to receive such payment may, in accordance with normal banking procedures, purchase with the sum paid in such other currency (after any premium and costs of exchange) on the Business Day immediately following the day on which such holder receives such payment. If the amount in Dollars that may be so purchased for any reason falls short of the amount originally due, the Company shall indemnify and save harmless such holder from and against all loss or damage arising out of or as a result of such deficiency. This indemnity shall constitute an obligation separate and independent from the other obligations contained in this Agreement and the Notes, shall give rise to a separate and independent cause of action, shall apply irrespective of any indulgence granted by such holder from time to time and shall continue in full force and effect notwithstanding any judgment or order for a liquidated sum in respect of an amount due under this Agreement or the Notes or under any judgment or order.

15.      EXPENSES, ETC.

15.1     Transaction Expenses.

         Whether or not the transactions contemplated hereby are consummated, the Company will pay all reasonable costs and expenses (including reasonable attorneys' fees of one special U.S. counsel and one special Spanish counsel for the Purchasers, provided that, as to the costs and expenses of Spanish counsel, Cemex Espana and the holders shall have agreed upon the scope of work to be done by such Spanish counsel prior to its engagement) incurred by the Purchasers in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement or the Notes (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement or the Notes or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement or the Notes, or by reason of being a holder of any Note; (b) the costs and expenses, including financial advisors' fees, incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes; and (c) the fees and costs incurred in connection with the initial filing of this Agreement and all related documents and financial information, and all subsequent annual and interim filings of documents and financial information related to this Agreement (provided the Company shall not be required to pay more than $2,500 per year in respect of subsequent annual and interim filings), with the SVO. The Company will pay, and will save each Purchaser and each other holder of a Note harmless from, all claims in respect of the fees, costs or expenses, if any, of brokers and finders (other than those retained by any Purchaser).

15.2     Survival.

         The obligations of the Company under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement or the Notes, and the termination of this Agreement.

16.      SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

         All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the related Notes, the purchase or transfer by any Purchaser of any such Note or portion thereof or interest therein and may be relied upon by any subsequent holder of any such Note, regardless of any investigation made at any time by or on behalf of any Purchaser or any other holder of any such Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Company or Cemex Espana pursuant to this Agreement shall be deemed representations and warranties of the Company and Cemex Espana under this Agreement. Subject to the preceding sentence, this Agreement and the Notes embody the entire agreement and understanding between the Purchasers and the Company and Cemex Espana and supersede all prior agreements and understandings relating to the subject matter hereof.

17.      AMENDMENT AND WAIVER.

         17.1 Requirements. This Agreement, the Note Guarantee and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of Cemex Espana, the Company and the Required Holders, except that (a) no amendment or waiver of any of the provisions of Section 1, 2, 3, 4, 5, 6 or 21 hereof, or any defined term (as it is used in any such Section), will be effective as to any holder unless consented to by such holder in writing and (b) no such amendment or waiver may, without the written consent of the holder of each Note at the time outstanding affected thereby, (i) subject to the provisions of Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest or of the Make-Whole Amount on, the Notes, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver or (iii) amend Section 8, 11(a), 11(b), 12, 17 or 20.

17.2     Solicitation of Holders of Notes.

         (a) Solicitation. The Company will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 17 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

         (b) Payment. The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security, to any holder as consideration for or as an inducement to the entering into by any holder of any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security is concurrently granted, on the same terms, ratably to each holder then outstanding even if such holder did not consent to such waiver or amendment.

17.3     Binding Effect, etc.

         Any amendment or waiver consented to as provided in this Section 17 applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon Cemex Espana and the Company without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note. As used herein, the term "this Agreement" and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

17.4     Notes held by Company, etc.

         Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the Notes, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding.

18.      NOTICES.

         All notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), (b) by registered or certified mail with return receipt requested (postage prepaid) or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

               (i) if to any Purchaser or its nominee, to such Purchaser or nominee at the address specified for such communications on Schedule A, or at such other address as such Purchaser or nominee shall have specified to the Company and Cemex Espana in writing,

               (ii) if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing or

               (iii) if to the Company or Cemex Espana, to the Company or Cemex Espana at Caleruega 67- 5, 28033 Madrid, Spain, Facsimile number:+ 3491 3535065/66, Phone number: + 3491 3535055, to the attention of
         Santiago Puelles/Francisco Lopez, with a copy to Cemex Espana at Ave. Ricardo Margain Zozaya, n(0) 325, Col. Valle del Campestre, Garza Garcia NL, 66220 Mexico, Facsimile number: +52 81 8888 4428, to the attention of Francisco Contreras, or at such other address as the Company or Cemex Espana shall have specified to the holder of each
         Note in writing.

Notices under this Section 18 will be deemed given only when actually received.

         Each document, instrument, financial statement, report, notice, Form or other communication delivered in connection with this Agreement shall be in English or accompanied by an English translation thereof, which translation shall be certified by a Responsible Officer.

         The Financing Documents have been prepared and signed in English and the parties hereto agree that the English versions of this Agreement and the other Financing Documents shall be the only versions valid for the purpose of the interpretation and construction hereof and thereof notwithstanding the preparation of any translation into another language of any Financing Document, whether official or otherwise or whether prepared in relation to any proceedings with may be brought in the Kingdom of Spain or The Netherlands in respect of any Financing Document.

19.      REPRODUCTION OF DOCUMENTS.

         This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by any Purchaser at the Closing (except the Notes themselves) and (c) financial statements, certificates and other information previously or hereafter furnished to any Purchaser, may be reproduced by such Purchaser by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and such Purchaser may destroy any original document so reproduced. Each of Cemex Espana and the Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such Purchaser in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 19 shall not prohibit Cemex Espana, the Company or any other holder from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

20.      CONFIDENTIAL INFORMATION.

         For the purposes of this Section 20, "Confidential Information" means information delivered to any Purchaser by or on behalf of Cemex Espana or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by such Purchaser as being confidential information of Cemex Espana or any Subsidiary; provided that such term does not include information that (a) was publicly known or otherwise known to such Purchaser prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by such Purchaser or any Person acting on the behalf of such Purchaser, (c) otherwise becomes known to such Purchaser other than through disclosure by Cemex Espana or any Subsidiary or (d) constitutes financial statements delivered to such Purchaser under Section 7.1 that are otherwise publicly available. Each Purchaser will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by such Purchaser in good faith to protect confidential information of third parties delivered to such Purchaser; provided that such Purchaser may deliver or disclose Confidential Information to (i) such Purchaser's directors, trustees, officers, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by such Purchaser's Notes), (ii) such Purchaser's financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this
Section 20, (iii) any other holder of any Note, (iv) any Institutional Investor to which such Purchaser sells or offers to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this
Section 20), (v) any Person from which such Purchaser offers to purchase any security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this
Section 20), (vi) any federal or state regulatory authority having jurisdiction over such Purchaser, (vii) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about such Purchaser's investment portfolio or
(viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to such Purchaser, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which such Purchaser is a party or (z) if an Event of Default has occurred and is continuing, to the extent such Purchaser may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under such Purchaser's Notes and this Agreement. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement. On reasonable request by Cemex Espana in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with Cemex Espana embodying the provisions of this Section 20. Notwithstanding anything to the contrary set forth herein or in any other written or oral understanding or agreement to which the parties hereto are parties or by which they are bound, the parties to this Agreement acknowledge and agree that (i) any obligations of confidentiality contained herein and therein do not apply and have not applied from the commencement of discussions between the parties to the tax treatment and tax structure of the Notes (and any related transactions or arrangements) and (ii) each Purchaser (and each of its employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the Notes and all materials of any kind (including opinions or other tax analyses) that are provided to such Purchaser relating to such tax treatment and tax structure, all within the meaning of the U.S. Department of the Treasury Regulations Section 1.6011-4.

21.      SUBSTITUTION OF PURCHASER.

         Each Purchaser shall have the right to substitute any one of such Purchaser's Affiliates as the purchaser of the Notes that such Purchaser has agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both such Purchaser and such Affiliate, shall contain such Affiliate's agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, wherever the word "Purchaser" is used in this Agreement (other than in this Section 21), such words shall be deemed to refer to such Affiliate in lieu of such Purchaser. In the event that such Affiliate is so substituted as a purchaser hereunder and such Affiliate thereafter transfers to such Purchaser all of the Notes then held by such Affiliate, upon receipt by the Company of notice of such transfer, wherever the word "Purchaser" is used in this Agreement (other than in this Section 21), such words shall no longer be deemed to refer to such Affiliate, but shall refer to such Purchaser, and such Purchaser shall have all the rights of an original holder of the Notes under this Agreement.

22.      MISCELLANEOUS.

22.1     Successors and Assigns.

         All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

22.2     Payments Due on Non-Business Days.

         Anything in this Agreement or the Notes to the contrary notwithstanding, any payment of principal of or Make-Whole Amount or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day.

22.3     Severability.

         Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

22.4     Construction.

         Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or that such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

22.5     Counterparts.

         This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

22.6     Governing Law.

         This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

22.7     Jurisdiction; Service of Process.

         EACH OF CEMEX ESPANA AND THE COMPANY HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND/OR ANY OTHER FINANCING DOCUMENT, OR ANY ACTION OR PROCEEDING TO EXECUTE OR OTHERWISE ENFORCE ANY JUDGMENT IN RESPECT OF ANY BREACH HEREUNDER OR UNDER ANY OTHER FINANCING DOCUMENT, BROUGHT BY ANY HOLDER OF A NOTE AGAINST CEMEX ESPANA OR THE COMPANY OR ANY OF THEIR RESPECTIVE PROPERTIES, MAY BE BROUGHT BY SUCH HOLDER OF A NOTE IN THE COURTS OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK OR ANY NEW YORK STATE COURT SITTING IN NEW YORK CITY, AS SUCH HOLDER OF A NOTE MAY IN ITS SOLE DISCRETION ELECT, AND BY THE EXECUTION AND DELIVERY OF THIS AGREEMENT EACH OF CEMEX ESPANA AND THE COMPANY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF EACH SUCH COURT AND AGREES THAT PROCESS SERVED EITHER PERSONALLY OR BY REGISTERED MAIL ON CEMEX ESPANA, THE COMPANY OR A DESIGNATED AGENT SHALL CONSTITUTE, TO THE EXTENT PERMITTED BY LAW, ADEQUATE SERVICE OF PROCESS IN ANY SUCH SUIT, AND EACH OF CEMEX ESPANA AND THE COMPANY IRREVOCABLY WAIVES AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, ANY CLAIM THAT IT IS NOT SUBJECT TO THE JURISDICTION OF ANY SUCH COURT. RECEIPT OF PROCESS SO SERVED SHALL BE CONCLUSIVELY PRESUMED AS EVIDENCED BY A DELIVERY RECEIPT FURNISHED BY THE UNITED STATES POSTAL SERVICE OR ANY COMMERCIAL DELIVERY SERVICE. WITHOUT LIMITING THE FOREGOING, EACH OF CEMEX ESPANA AND THE COMPANY HEREBY APPOINTS, IN THE CASE OF ANY SUCH ACTION OR PROCEEDING BROUGHT IN THE COURTS OF OR IN THE STATE OF NEW YORK, CT CORPORATION SYSTEM, 111 EIGHTH AVENUE, NEW YORK, NEW YORK 10011, TO RECEIVE, FOR IT AND ON ITS BEHALF, SERVICE OF PROCESS IN THE STATE OF NEW YORK WITH RESPECT THERETO AT ANY AND ALL TIMES. EACH OF CEMEX ESPANA AND THE COMPANY WILL TAKE ANY AND ALL ACTION, INCLUDING THE EXECUTION AND FILING OF ALL SUCH DOCUMENTS AND INSTRUMENTS AND TIMELY PAYMENTS OF FEES AND EXPENSES, AS MAY BE NECESSARY TO EFFECT AND CONTINUE THE APPOINTMENT OF SUCH AGENT IN FULL FORCE AND EFFECT, OR IF NECESSARY BY REASON OF ANY FACT OR CONDITION RELATING TO SUCH AGENT, TO REPLACE SUCH AGENT (BUT ONLY AFTER HAVING GIVEN NOTICE THEREOF TO EACH HOLDER OF NOTES AND ANY SUCCESSOR AGENT IS REASONABLY ACCEPTABLE TO REQUIRED HOLDERS). EACH OF CEMEX ESPANA AND THE COMPANY AGREES THAT SERVICE OF PROCESS UPON SUCH AGENT SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON EACH OF CEMEX ESPANA AND THE COMPANY IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY SUCH COURT. EACH OF CEMEX ESPANA AND THE COMPANY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ALL CLAIM OR ERROR BY REASON OF ANY SUCH SERVICE IN SUCH MANNER AND AGREES THAT SUCH SERVICE SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON EACH OF CEMEX ESPANA AND THE COMPANY IN ANY SUCH SUIT, ACTION OR PROCEEDING AND SHALL, TO THE FULLEST EXTENT PERMITTED BY LAW, BE TAKEN AND HELD TO BE VALID AND PERSONAL SERVICE UPON AND PERSONAL DELIVERY TO EACH OF CEMEX ESPANA AND THE COMPANY. IN ADDITION, EACH OF CEMEX ESPANA AND THE COMPANY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND/OR ANY OTHER FINANCING DOCUMENT BROUGHT IN SUCH COURTS, AND HEREBY IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTHING HEREIN SHALL IN ANY WAY BE DEEMED TO LIMIT THE ABILITY OF ANY HOLDER OF A NOTE TO SERVE ANY SUCH WRITS, PROCESS OR SUMMONSES IN ANY MANNER PERMITTED BY APPLICABLE LAW OR TO OBTAIN JURISDICTION OVER CEMEX ESPANA OR THE COMPANY IN SUCH OTHER JURISDICTION, AND IN SUCH MANNER, AS MAY BE PERMITTED BY APPLICABLE LAW. NOTHING IN THIS SECTION 22.7 SHALL BE DEEMED TO LIMIT ANY OTHER SUBMISSION TO JURISDICTION, WAIVER OR OTHER AGREEMENT BY CEMEX ESPANA OR THE COMPANY CONTAINED IN ANY OTHER FINANCING DOCUMENT. TO THE EXTENT THAT CEMEX ESPANA OR THE COMPANY HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, EACH OF CEMEX ESPANA AND THE COMPANY HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER FINANCING DOCUMENTS.

22.8     Judgment Currency.

         Each of Cemex Espana and the Company agrees that if, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or under the Notes in any currency into another currency, to the fullest extent permitted by law, the rate of exchange used shall be that at which in accordance with normal banking procedures a holder could purchase such first currency with such other currency on the Business Day preceding that on which final judgment is given.

                                   * * * * *

         The execution hereof by the Purchasers shall constitute a contract among Cemex Espana, the Company and the Purchasers for the uses and purposes hereinabove set forth.

                                                Very truly yours,

                                                CEMEX ESPANA, S.A.


                                                By  /s/ Hector Campa Martinez
                                                    ---------------------------
                                                    Hector Campa Martinez
                                                    Financing Director Spain


                                                CEMEX ESPANA FINANCE LLC


                                                By  /s/ Juan M Portal
                                                    ---------------------------
                                                    Juan M. Portal
                                                    Treasurer and Assistant
                                                    Secretary

The foregoing is hereby agreed
to as of the date thereof.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
AIG ANNUITY INSURANCE COMPANY
AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY
OF NEW YORK
AMERICAN GENERAL LIFE AND ACCIDENT INSURANCE COMPANY
MERIT LIFE INSURANCE CO.

By: AIG Global Investment Corp.,
    Investment Adviser


By: /s/Lorri J. White
    --------------------------------------
    Vice President


THE TRAVELERS INSURANCE COMPANY


By: /s/John A. Wills
    --------------------------------------
    Assistant Investment Officer


THE TRAVELERS LIFE AND ANNUITY COMPANY


By: /s/John A. Wills
    --------------------------------------
         Assistant Investment Officer


NATIONAL BENEFIT LIFE INSURANCE COMPANY


By: /s/John A. Wills
    --------------------------------------
    Assistant Investment Officer


PRIMERICA LIFE INSURANCE COMPANY


By: /s/John A. Wills
    --------------------------------------
    Assistant Investment Officer


AMERICAN MAYFLOWER LIFE INSURANCE COMPANY

By: GE Asset Management Incorporated,
       Its Investment Advisor


By: /s/Jon M. Lucia
    --------------------------------------
    Senior Vice President - Fixed Income Private Placement


EMPLOYERS REINSURANCE CORPORATION

By: GE Asset Management Incorporated,
       Its Investment Advisor


By: /s/Jon M. Lucia
    --------------------------------------
    Senior Vice President - Fixed Income Private Placement


FIRST COLONY LIFE INSURANCE COMPANY

By: GE Asset Management Incorporated,
       Its Investment Advisor


By: /s/Jon M. Lucia
    --------------------------------------
    Senior Vice President - Fixed Income Private Placement


GENERAL ELECTRIC CAPITAL ASSURANCE COMPANY

By: GE Asset Management Incorporated,
         Its Investment Advisor


By: /s/Jon M. Lucia
    --------------------------------------
    Senior Vice President - Fixed Income Private Placement


MEDICAL PROTECTIVE COMPANY

By: GE Asset Management Incorporated,
       Its Investment Advisor


By: /s/Jon M. Lucia
    --------------------------------------
    Senior Vice President - Fixed Income Private Placement


JOHN HANCOCK LIFE INSURANCE COMPANY


By: /s/David E. Johnson
    --------------------------------------
    Managing Director


JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY


By: /s/David E. Johnson
    --------------------------------------
    Authorized Signatory


AMCO INSURANCE COMPANY


By: /s/Joseph P. Young
    --------------------------------------
    Associate Vice President


NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY


By: /s/Joseph P. Young
    --------------------------------------
    Associate Vice President


NATIONWIDE LIFE INSURANCE COMPANY


By: /s/Joseph P. Young
    --------------------------------------
    Associate Vice President


NATIONWIDE MULTIPLE MATURITY SEPARATE ACCOUNT


By: /s/Joseph P. Young
    --------------------------------------
    Associate Vice President


NATIONWIDE MUTUAL INSURANCE COMPANY


By: /s/Joseph P. Young
    --------------------------------------
    Associate Vice President


CALHOUN & CO., AS NOMINEE FOR COMERICA
BANK & TRUST, NATIONAL ASSOCIATION, TRUSTEE
TO THE TRUST CREATED BY TRUST AGREEMENT
DATED OCTOBER 1, 2002


By: /s/Lori Perrault
    --------------------------------------
    Assistant Vice President

(Scottish - Lincoln Account)


CALHOUN & CO., AS NOMINEE FOR COMERICA
BANK & TRUST, NATIONAL ASSOCIATION, TRUSTEE
TO THE TRUST CREATED BY TRUST AGREEMENT
DATED OCTOBER 1, 2002


By: /s/Lori Perrault
    --------------------------------------
    Assistant Vice President

(Scottish -1YR Trust Account)


CALHOUN & CO., AS NOMINEE FOR COMERICA
BANK & TRUST, NATIONAL ASSOCIATION, TRUSTEE
TO THE TRUST CREATED BY TRUST AGREEMENT
DATED OCTOBER 1, 2002


By: /s/Lori Perrault
    --------------------------------------
    Assistant Vice President

(Scottish -5YR Trust Account)


BERKSHIRE LIFE INSURANCE COMPANY OF AMERICA

By: /s/Thomas M. Donahue
    --------------------------------------
    Managing Director


THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA


By: /s/Thomas M. Donahue
    --------------------------------------
    Managing Director


HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY
HARTFORD LIFE INSURANCE COMPANY
SENTINEL INSURANCE COMPANY

By Hartford Investment Services, Inc.


By: /s/Ronald S. Mendel
    --------------------------------------
    Ronald A. Mendel
    Senior Vice President


RELIASTAR LIFE INSURANCE COMPANY
USG ANNUITY & LIFE COMPANY
RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK

By:  ING Investment Management LLC, as Agent


By: /s/Kurt Opperman
    --------------------------------------
    Vice President


THE OHIO NATIONAL LIFE INSURANCE COMPANY


By: /s/Michael A. Boedeker
    --------------------------------------
    Senior Vice President, Investments


THRIVENT FINANCIAL FOR LUTHERANS

By: /s/Mark O. Swenson
    --------------------------------------
    Vice President


NEW YORK LIFE INSURANCE COMPANY


By: /s/Lisa A. Scuderi
    --------------------------------------
    Investment Vice President


NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

By: New York Life Investment Management LLC,
       Its Investment Manager


By: /s/Lisa A. Scuderi
    --------------------------------------
    Director


NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT

By New York Life Investment Management LLC,
      Its Investment Manager


By: /s/Lisa A. Scuderi
    --------------------------------------
    Director


THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY


By: /s/Timothy S. Collins
    --------------------------------------
    Authorized Representative


BENEFICIAL LIFE INSURANCE COMPANY


By: /s/Robert R. Dalley
    --------------------------------------
    Senior Vice President and CFO


PRINCIPAL LIFE INSURANCE COMPANY

By:   Principal Global Investors, LLC
      a Delaware limited liability company,
      its authorized signatory


By: /s/Jon C. Heiny
    --------------------------------------
    Counsel


By: /s/James C. Fifield
    --------------------------------------
    Counsel


PHOENIX LIFE INSURANCE COMPANY


By: /s/Christopher M. Wilkos
    --------------------------------------
    Senior Vice President
    Corporate Portfolio Management


PHL VARIABLE INSURANCE COMPANY


By: /s/Christopher M. Wilkos
    --------------------------------------
    Senior Vice President
    Corporate Portfolio Management

                                                                     SCHEDULE A


                                   TRANCHE 1
                       INFORMATION RELATING TO PURCHASERS

                                                           PRINCIPAL AMOUNT
                                                         AND SERIES OF NOTES
NAME OF PURCHASER                                          TO BE PURCHASED
-----------------                                        -------------------

THE TRAVELERS INSURANCE COMPANY                             Series 2003
                                                            Tranche 1
                                                            $18,900,000
                                                            (R-T1-1)
                                                            $4,400,000
                                                            (R-T1-2)

1) All payments on account of the Notes shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds (identifying each payment as "Cemex Espana Finance LLC, 4.77% Senior Notes due June 2010, PPN 15128@AA 1, principal, interest and/or Make Whole Amount") to:

         The Travelers Insurance Company -
         Consolidated Private Placement
         Account No. 910-2-587434
         JPMorgan Chase Bank
         One Chase Manhattan Plaza
         New York, New York 10081
         ABA No. 021000021

In case of all notices with respect to payments:

         The Travelers Insurance Company
         242 Trumbull Street, P.O. Box 150449
         Hartford, Connecticut 06115-0449
         Attention:  Cashier, 5th Floor
         Facsimile:  860-308-8556

Delivery of Notes after Closing:

         Daniel B. Kenney, Esq.
         Citigroup Investments Inc.
         242 Trumbull Street
         Hartford, Connecticut 06115-0449

Notices and Communications:

         The Travelers Insurance Company
         242 Trumbull Street, P.O. Box 150449
         Hartford, Connecticut 06115-0449
         Attention:  Private Placements, 7th Floor
         Facsimile:  860-308-8547

Tax Identification No.: 06-0566090

Signature Block Format:

         THE TRAVELERS INSURANCE COMPANY

         By:  _____________________________

         Name: ____________________________

         Title: ___________________________

Nominee: TRAL & CO

                                                           PRINCIPAL AMOUNT
                                                         AND SERIES OF NOTES
NAME OF PURCHASER                                          TO BE PURCHASED
-----------------                                        -------------------

THE TRAVELERS LIFE AND ANNUITY COMPANY                      Series 2003
                                                            Tranche 1
                                                            $2,000,000
                                                            (R-T1-3)

(2) All payments on account of the Notes shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds (identifying each payment as "Cemex Espana Finance LLC, 4.77% Senior Notes due June 2010, PPN 15128@AA 1, principal, interest and/or Make Whole Amount") to:

         The Travelers Insurance Company -
         Consolidated Private Placement
         Account No. 910-2-587434
         JPMorgan Chase Bank.
         One Chase Manhattan Plaza
         New York, New York

In case of all notices with respect to payments:

         The Travelers Insurance Company
         242 Trumbull Street, P.O. Box 150449
         Hartford, Connecticut 06115-0449
         Attention:  Cashier, 5th Floor
         Facsimile:  860-308-8556

Delivery of Notes after Closing:

         Daniel B. Kenney, Esq.
         Citigroup Investments Inc.
         242 Trumbull Street
         Hartford, Connecticut 06115-0449

Notices and Communications:

         The Travelers Insurance Company
         242 Trumbull Street, P.O. Box 150449
         Hartford, Connecticut 06115-0449
         Attention:  Private Placements, 7th Floor
         Facsimile:  860-308-8547

Tax Identification No.: 06-0904249

Signature Block Format:

         THE TRAVELERS LIFE AND ANNUITY COMPANY

         By:  ____________________________________

         Name: ___________________________________

         Title: __________________________________

Nominee: TRAL & CO

                                                           PRINCIPAL AMOUNT
                                                         AND SERIES OF NOTES
NAME OF PURCHASER                                          TO BE PURCHASED
-----------------                                        -------------------

NATIONAL BENEFIT LIFE INSURANCE COMPANY                     Series 2003
                                                            Tranche 1
                                                            $1,100,000
                                                            (R-T1-4)

(3) All payments on account of the Notes shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds (identifying each payment as "Cemex Espana Finance LLC, 4.77% Senior Notes due June 2010, PPN 15128@AA 1, principal, interest and/or Make Whole Amount") to:

         National Benefit Life Insurance Company
         Account No. 910-2-790384
         JPMorgan Chase Bank
         One Chase Manhattan Plaza
         New York, New York 10081
         ABA No. 021000021

In case of all notices with respect to payments:

         National Benefit Life Insurance Company
         242 Trumbull Street, P.O. Box 150449
         Hartford, Connecticut 06115-0449
         Attention:  Cashier, 5th Floor
         Facsimile:  860-308-8556

Delivery of Notes after Closing:

         Daniel B. Kenney, Esq.
         Citigroup Investments Inc.
         242 Trumbull Street
         Hartford, Connecticut 06115-0449

Notices and Communications:

         National Benefit Life Insurance Company
         242 Trumbull Street, P.O. Box 150449
         Attention:  Private Placements, 7th Floor
         Facsimile:  860-308-8547

Tax Identification No.: 23-1618791

Signature Block Format:

         NATIONAL BENEFIT LIFE INSURANCE COMPANY

         By:  ____________________________________

         Name: ___________________________________

         Title: __________________________________

Nominee: NONE

                                                           PRINCIPAL AMOUNT
                                                         AND SERIES OF NOTES
NAME OF PURCHASER                                          TO BE PURCHASED
-----------------                                        -------------------

PRIMERICA LIFE INSURANCE COMPANY                            Series 2003
                                                            Tranche 1
                                                            $3,600,000
                                                            (R-T1-5)

(4) All payments on account of the Notes shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds (identifying each payment as "Cemex Espana Finance LLC, 4.77% Senior Notes due June 2010, PPN 15128@AA 1, principal, interest and/or Make Whole Amount") to:

         Primerica Life Insurance Company
         Account No. 910-2-790079
         JPMorgan Chase Bank
         One Chase Manhattan Plaza
         New York, New York 10081
         ABA No. 021000021

In case of all notices with respect to payments:

         Primerica Life Insurance Company
         242 Trumbull Street, P.O. Box 150449
         Hartford, Connecticut 06115-0449
         Attention:  Cashier, 5th Floor
         Facsimile:  860-308-8556

Delivery of Notes after Closing:

         Daniel B. Kenney, Esq.
         Citigroup Investments Inc.
         242 Trumbull Street
         Hartford, Connecticut 06115-0449

Notices and Communications:

         Primerica Life Insurance Company
         242 Trumbull Street, P.O. Box 150449
         Attention:  Private Placements, 7th Floor
         Facsimile:  860-308-8547

Tax Identification No.: 04-1590590

Signature Block Format:

         PRIMERICA LIFE INSURANCE COMPANY

         By:  ______________________________

         Name: _____________________________

         Title: ____________________________

Nominee: NONE

                                                           PRINCIPAL AMOUNT
                                                         AND SERIES OF NOTES
NAME OF PURCHASER                                          TO BE PURCHASED
-----------------                                        -------------------

AMERICAN MAYFLOWER LIFE INSURANCE COMPANY OF NEW YORK       Series 2003
                                                            Tranche 1
                                                            $2,000,000
                                                            (R-T1-6)

(5) All payments on account of the Notes shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds (identifying each payment as "Cemex Espana Finance LLC, 4.77% Senior Notes due June 2010, PPN 15128@AA 1, principal, interest and/or Make Whole Amount") to:

         Deutsche Bank
         14 Wall Street
         New York, NY  10005
         SWIFT Code:       BKTR US 33
         ABA #021001033
         Account Number  99-911-145
         FCC:  #098067

In case of all notices with respect to payments:

         GE Asset Management
         Account: American Mayflower Life Insurance Company of New York
         3003 Summer Street
         Stamford, CT 06904
         Attn:  Investment Accounting (Private Placement Event)
         Telephone No.: (203) 356-2734
         Fax No.: (203) 356-3023
         Jennifer.Ficko@corporate.ge.com (preferred method)

         with a copy to:

         GE Asset Management
         Account: American Mayflower Life Insurance Company of New York
         3003 Summer Street
         Stamford, CT 06904
         Attn:  Trade Operations-Data Integrity
         Telephone No.:  (203) 921-2126
         Fax No.:  (203) 326-4288
         allison.lima@corporate.ge.com

         and with a copy to:

         GE Asset Management
         Account: American Mayflower Life Insurance Company
         of New York
         601 Union Street, Suite 2200
         Seattle, WA  98101
         Attn:  Private Placements
         Telephone No: (206) 516-4515
         Fax No:  (206) 516-4578

Delivery of Notes after Closing:

         Deutsche Bank
         14 Wall Street, 4th Floor
         Mail Stop 4042, Window 61
         New York, NY  10005
         Acct #098067
         Attn:  Lorraine Squires (212)618-2200

         Notices and Communications:

         GE Asset Management
         Account: American Mayflower Life Insurance Company
         of New York
         601 Union Street, Suite 2200
         Seattle, WA  98101
         Attn:  Private Placements
         Telephone No: (206) 516-4515
         Fax No:  (206) 516-4578

Tax Identification No.: 13-5660550

Signature Block Format:

         AMERICAN MAYFLOWER LIFE INSURANCE COMPANY

         By: _______________________________________

         Name: _____________________________________

         Title: ____________________________________

Nominee: SALKELD & CO

                                                           PRINCIPAL AMOUNT
                                                         AND SERIES OF NOTES
NAME OF PURCHASER                                          TO BE PURCHASED
-----------------                                        -------------------

EMPLOYERS REINSURANCE CORPORATION                           Series 2003
                                                            Tranche 1
                                                            $10,000,000
                                                            (R-T1-7)

(6) All payments on account of the Notes shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds (identifying each payment as "Cemex Espana Finance LLC, 4.77% Senior Notes due June 2010, PPN 15128@AA 1, principal, interest and/or Make Whole Amount") to:

         Deutsche Bank Trust Company
         16 Wall Street
         New York, NY  10005
         SWIFT Code:       BKTR US 33
         ABA #021-001-033
         Account Number  99-911-196
         FCC: ERC Total Return (TR) #098481

In case of all notices with respect to payments:

         GE Asset Management
         Account: ERC Total Return (TR)
         3003 Summer Street
         Stamford, CT 06904
         Attn:  Investment Accounting (Private Placement Event)
         Telephone No.: (203) 356-2734
         Fax No.: (203) 356-3023
         Jennifer.Ficko@corporate.ge.com (preferred method)

         with a copy to:
         GE Asset Management
         Account: ERC Total Return (TR)
         3003 Summer Street
         Stamford, CT 06904
         Attn:  Trade Operations-Data Integrity
         Telephone No.:  (203) 921-2126
         Fax No.:  (203) 326-4288
         allison.lima@corporate.ge.com

         and with a copy to:

         GE Asset Management
         Account: ERC Total Return (TR)
         601 Union Street, Suite 2200
         Seattle, WA  98101

         Attn:  Private Placements

         Telephone No: (206) 516-4515
         Fax No:  (206) 516-4578

Delivery of Notes after Closing:

         Deutsche Bank Trust Company
         16 Wall Street
         4th Floor, Window 61
         New York, NY  10005
         Ref: ERC Total Return (TR) #098481
         Attn: Lorraine Squires

Notices and Communications:

         GE Asset Management Incorporated
         Account: ERC Total Return (TR)
         Two Union Square, 601 Union Street
         Seattle, WA  98101
         Attn:  Investment Dept., Private Placements
         Telephone No: (206) 516-4515
         Fax No:  (206) 516-4578

Tax Identification No.: 48-0921045

Signature Block Format:

         EMPLOYERS REINSURANCE CORPORATION

         By:________________________________________

         Name: _____________________________________

         Title: ____________________________________

Nominee: SALKELD & CO.

                                                           PRINCIPAL AMOUNT
                                                         AND SERIES OF NOTES
NAME OF PURCHASER                                          TO BE PURCHASED
-----------------                                        -------------------

FIRST COLONY LIFE INSURANCE COMPANY                        Series 2003
                                                           Tranche 1
                                                           $9,000,000
                                                           (R-T1-8)

(7) All payments on account of the Notes shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds (identifying each payment as "Cemex Espana Finance LLC, 4.77% Senior Notes due June 2010, PPN 15128@AA 1, principal, interest and/or Make Whole Amount") to:

         Deutsche Bank
         14 Wall Street
         New York, NY  10005
         SWIFT Code: BKTR US 33
         ABA #021001033
         Account Number  99-911-145
         FCC: #098069

In case of all notices with respect to payments:

         GE Asset Management
         Account: First Colony Life Insurance Company
         3003 Summer Street
         Stamford, CT 06904
         Attn: Investment Accounting (Private Placement Event)
         Telephone No.: (203) 356-2734
         Fax No.: (203) 356-3023
         Jennifer.Ficko@corporate.ge.com (preferred method)

         with a copy to:

         GE Asset Management
         Account: First Colony Life Insurance Company
         3003 Summer Street
         Stamford, CT 06904
         Attn: Trade Operations-Data Integrity
         Telephone No.:  (203) 921-2126
         Fax No.:  (203) 326-4288
         allison.lima@corporate.ge.com

         and with a copy to:

         GE Asset Management
         Account: First Colony Life Insurance Company
         601 Union Street, Suite 2200
         Seattle, WA  98101
         Attn: Private Placements
         Telephone No: (206) 516-4515
         Fax No: (206) 516-4578

Delivery of Notes after Closing:

         Deutsche Bank
         14 Wall Street, 4th Floor
         Mail Stop 4042, Window 61
         New York, NY  10005
         Acct #098069
         Attn:  Lorraine Squires (212)618-2200

         Notices and Communications:

         GE Asset Management
         Account: First Colony Life Insurance Company
         601 Union Street, Suite 2200
         Seattle, WA  98101
         Attn:  Private Placements
         Telephone No: (206) 516-4515
         Fax No:  (206) 516-4578

Tax Identification No.: 54-0596414

Signature Block Format:

         FIRST COLONY LIFE INSURANCE COMPANY

         By: _______________________________________

         Name: _____________________________________

         Title: ____________________________________

Nominee: SALKELD & CO.

                                                           PRINCIPAL AMOUNT
                                                         AND SERIES OF NOTES
NAME OF PURCHASER                                          TO BE PURCHASED
-----------------                                        -------------------

GENERAL ELECTRIC CAPITAL ASSURANCE COMPANY                  Series 2003
                                                            Tranche 1
                                                            $6,000,000
                                                            (R-T1-9)

(8) All payments on account of the Notes shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds (identifying each payment as "Cemex Espana Finance LLC, 4.77% Senior Notes due June 2010, PPN 15128@AA 1, principal, interest and/or Make Whole Amount") to:

         Deutsche Bank
         14 Wall Street
         New York, NY  10005
         SWIFT Code: BKTR US 33
         ABA #021001033
         Account Number  99-911-145
         FCC: #097833

In case of all notices with respect to payments:

         GE Asset Management
         Account: General Electric Capital Assurance Company
         3003 Summer Street
         Stamford, CT 06904
         Attn:  Investment Accounting (Private Placement Event)
         Telephone No.: (203) 356-2734
         Fax No.: (203) 356-3023
         Jennifer.Ficko@corporate.ge.com (preferred method)

         with a copy to:
         GE Asset Management
         Account: General Electric Capital Assurance Company
         3003 Summer Street
         Stamford, CT 06904
         Attn:  Trade Operations-Data Integrity
         Telephone No.:  (203) 921-2126
         Fax No.:  (203) 326-4288
         allison.lima@corporate.ge.com

         and with a copy to:

         GE Asset Management
         Account: General Electric Capital Assurance Company
         601 Union Street, Suite 2200
         Seattle, WA  98101
         Attn:  Private Placements
         Telephone No: (206) 516-4515
         Fax No:  (206) 516-4578

Delivery of Notes after Closing:

         Deutsche Bank
         14 Wall Street, 4th Floor
         Mail Stop 4042, Window 61
         New York, NY  10005
         Acct #097833
         Attn:  Lorraine Squires (212)618-2200

         Notices and Communications:

         GE Asset Management
         Account: General Electric Capital Assurance Company
         601 Union Street, Suite 2200
         Seattle, WA  98101
         Attn:  Private Placements
         Telephone No: (206) 516-4515
         Fax No:  (206) 516-4578

Tax Identification No.: 91-6027719

Signature Block Format:

         GENERAL ELECTRIC CAPITAL ASSURANCE COMPANY

         By:________________________________________

         Name: _____________________________________

         Title: ____________________________________

Nominee: SALKELD & CO.

                                                           PRINCIPAL AMOUNT
                                                         AND SERIES OF NOTES
NAME OF PURCHASER                                          TO BE PURCHASED
-----------------                                        -------------------

MEDICAL PROTECTIVE COMPANY                                  Series 2003
                                                            Tranche 1
                                                            $3,000,000
                                                            (R-T1-10)

(9) All payments on account of the Notes shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds (identifying each payment as "Cemex Espana Finance LLC, 4.77% Senior Notes due June 2010, PPN 15128@AA 1, principal, interest and/or Make Whole Amount") to:

         Deutsche Bank Trust Company
         16 Wall Street
         New York, NY  10005
         SWIFT Code: BKTR US 33
         ABA #021-001-033
         Account Number  99-911-196
         FCC: Med Pro General Fund (MPG) #094773

In case of all notices with respect to payments:

         GE Asset Management
         Account: Medical Protective Company
         3003 Summer Street
         Stamford, CT 06904
         Attn: Investment Accounting (Private Placement Event)
         Telephone No.: (203) 356-2734
         Fax No.: (203) 356-3023
         Jennifer.Ficko@corporate.ge.com (preferred method)

         with a copy to:
         GE Asset Management
         Account: Medical Protective Company
         3003 Summer Street
         Stamford, CT 06904
         Attn:  Trade Operations-Data Integrity
         Telephone No.: (203) 921-2126
         Fax No.: (203) 326-4288
         allison.lima@corporate.ge.com

         and with a copy to:

         GE Asset Management
         Account: Medical Protective Company
         601 Union Street, Suite 2200
         Seattle, WA  98101
         Attn:  Private Placements
         Telephone No: (206) 516-4515
         Fax No:  (206) 516-4578

Delivery of Notes after Closing:

         Deutsche Bank Trust Company
         16 Wall Street
         4th Floor, Window 61
         New York, NY  10005
         Ref: Med Pro General Fund (MPG) Account # 094773
         Attn: Lorraine Squires

Notices and Communications:

         GE Asset Management Incorporated
         Account: Medical Protective General Fund (MPG)
         Two Union Square, 601 Union Street
         Seattle, WA  98101
         Attn:  Investment Dept., Private Placements
         Telephone No: (206) 516-4515
         Fax No: (206) 516-4578

Tax Identification No.: 35-0506406

Signature Block Format:

         MEDICAL PROTECTIVE COMPANY

         By: _______________________________________

         Name: _____________________________________

         Title: ____________________________________

Nominee: SALKELD & CO.

                                                           PRINCIPAL AMOUNT
                                                         AND SERIES OF NOTES
NAME OF PURCHASER                                          TO BE PURCHASED
-----------------                                        -------------------

John Hancock Life Insurance Company                         Series 2003
                                                            Tranche 1
                                                            $13,750,000
                                                            (R-T1-11)

(10) All payments on account of the Notes shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds (identifying each payment as "Cemex Espana Finance LLC, 4.77% Senior Notes due June 2010, PPN 15128@AA 1, principal, interest and/or Make Whole Amount") to:

         Bank One, N.A.
         ABA No. 071000013
         Account of: John Hancock Champaign Service Center -
         Mortgage/Bond
         Account Number: 617423603

In case of all notices with respect to payments:

         John Hancock Life Insurance Company
         201 Knollwood Drive, Suite A
         Champaign, IL 61820-7594
         Attn: Accounting
         Fax: (217) 356-1031

         with a copy to:
         John Hancock Life Insurance Company
         200 Clarendon St.
         Boston, MA 02117
         Attn: Bond & Corp. Finance Group, T-57
         Fax: (617) 572-1165

Delivery of Notes after Closing:

         John Hancock Life Insurance Company
         200 Clarendon Street, T-30
         Boston, MA 02117
         Attn: Malcolm Pittman

Notices and Communications:

         John Hancock Life Insurance Company
         200 Clarendon St.
         Boston, MA 02117
         Attn: Bond and Corporate Finance Group, T-57
         Fax: (617) 572-1605

Tax Identification No.: 04-1414660

Signature Block Format:

         JOHN HANCOCK LIFE INSURANCE COMPANY

         By: _______________________________________

         Name: _____________________________________

         Title: ____________________________________

Nominee: None

                                                           PRINCIPAL AMOUNT
                                                         AND SERIES OF NOTES
NAME OF PURCHASER                                          TO BE PURCHASED
-----------------                                        -------------------


JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY                Series 2003
                                                            Tranche 1
                                                            $6,250,000
                                                            (R-T1-12)

(11) All payments on account of the Notes shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds (identifying each payment as "Cemex Espana Finance LLC, 4.77% Senior Notes due June 2010, PPN 15128@AA 1, principal, interest and/or Make Whole Amount") to:

         Bank One, N.A.
         ABA No. 071000013
         Account of: John Hancock Champaign Service Center -
         Mortgage/Bond
         Account Number: 617423603

In case of all notices with respect to payments:

         John Hancock Life Insurance Company
         201 Knollwood Drive, Suite A
         Champaign, IL 61820-7594
         Attn: Accounting
         Fax: (217) 356-1031

         with a copy to:
         John Hancock Life Insurance Company
         200 Clarendon St.
         Boston, MA 02117
         Attn: Bond & Corp. Finance Group, T-57
         Fax: (617) 572-1165

Delivery of Notes after Closing:

         John Hancock Life Insurance Company
         200 Clarendon Street, T-30
         Boston, MA 02117
         Attn: Malcolm Pittman

Notices and Communications:

         John Hancock Life Insurance Company
         200 Clarendon St.
         Boston, MA 02117
         Attn: Bond and Corporate Finance Group, T-57
         Fax: (617) 572-1605

Tax Identification No.: 04-2664016

Signature Block Format:

         JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

         By: ________________________________________

         Name: ______________________________________

         Title: _____________________________________

Nominee: None

                                                           PRINCIPAL AMOUNT
                                                         AND SERIES OF NOTES
NAME OF PURCHASER                                          TO BE PURCHASED
-----------------                                        -------------------

AMCO INSURANCE COMPANY                                      Series 2003
                                                            Tranche 1
                                                            $1,000,000
                                                            (R-T1-13)

(12) All payments on account of the Notes shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds (identifying each payment as "Cemex Espana Finance LLC, 4.77% Senior Notes due June 2010, PPN 15128@AA 1, principal, interest and/or Make Whole Amount") to:

         The Bank of New York
         ABA #021-000-018
         BNF: IOC566
         F/A/O AMCO Insurance Company
         Attn: P & I Department

In case of all notices with respect to payments:

         AMCO Insurance Company
         c/o The Bank of New York
         P O Box 19266
         Attn:  P & I Department
         Newark, NJ  07195

         With a copy to:
         AMCO Insurance Company
         Attn: Investment Accounting
         One Nationwide Plaza  (1-32-05)
         Columbus, Ohio  43215-2220

Delivery of Notes after Closing:

         The Bank of New York
         One Wall Street
         3rd Floor - Window A
         New York, NY  10286
         F/A/O AMCO Insurance Co.  Acct #000611

Notices and Communications:

         AMCO  Insurance Company
         One Nationwide Plaza  (1-33-07)
         Columbus, Ohio  43215-2220
         Attention:  Corporate Fixed-Income Securities

Tax Identification No.: 42-6054959

Signature Block Format:

         AMCO INSURANCE COMPANY

         By: _______________________________________

         Name: _____________________________________

         Title: ____________________________________

Nominee: None

                                                           PRINCIPAL AMOUNT
                                                         AND SERIES OF NOTES
NAME OF PURCHASER                                          TO BE PURCHASED
-----------------                                        -------------------

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY                Series 2003
                                                             Tranche 1
                                                             $1,000,000
                                                             (R-T1-14)

(13) All payments on account of the Notes shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds (identifying each payment as "Cemex Espana Finance LLC, 4.77% Senior Notes due June 2010, PPN 15128@AA 1, principal, interest and/or Make Whole Amount") to:

         The Bank of New York
         ABA #021-000-018
         BNF: IOC566
         F/A/O Nationwide Life and Annuity Insurance Company
         Attn: P & I Department

In case of all notices with respect to payments:

         Nationwide Life and Annuity Insurance Company
         c/o The Bank of New York
         P O Box 19266
         Attn:  P & I Department
         Newark, NJ  07195

         With a copy to:
         Nationwide Life and Annuity Insurance Company
         Attn: Investment Accounting
         One Nationwide Plaza  (1-32-05)
         Columbus, Ohio  43215-2220

Delivery of Notes after Closing:

         The Bank of New York
         One Wall Street
         3rd Floor - Window A
         New York, NY  10286
         F/A/O Nationwide Life and Annuity Insurance Co. Acct #267961

Notices and Communications:

         Nationwide Life and Annuity Insurance Company
         One Nationwide Plaza  (1-33-07)
         Columbus, Ohio  43215-2220
         Attention:  Corporate Fixed-Income Securities

Tax Identification No.: 31-1000740

Signature Block Format:

         NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

         By: _________________________________________

         Name: _______________________________________

         Title: ______________________________________

Nominee: None

                                                           PRINCIPAL AMOUNT
                                                         AND SERIES OF NOTES
NAME OF PURCHASER                                          TO BE PURCHASED
-----------------                                        -------------------

NATIONWIDE LIFE INSURANCE COMPANY                           Series 2003
                                                            Tranche 1
                                                            $10,000,000
                                                            (R-T1-15)

(14) All payments on account of the Notes shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds (identifying each payment as "Cemex Espana Finance LLC, 4.77% Senior Notes due June 2010, PPN 15128@AA 1, principal, interest and/or Make Whole Amount") to:

         The Bank of New York
         ABA #021-000-018
         BNF: IOC566
         F/A/O Nationwide Life Insurance Company
         Attn: P & I Department

In case of all notices with respect to payments:

         Nationwide Life Insurance Company
         c/o The Bank of New York
         P O Box 19266
         Attn:  P & I Department
         Newark, NJ  07195

         With a copy to:
         Nationwide Life Insurance Company
         Attn: Investment Accounting
         One Nationwide Plaza  (1-32-05)
         Columbus, Ohio  43215-2220

Delivery of Notes after Closing:

         The Bank of New York
         One Wall Street
         3rd Floor - Window A
         New York, NY  10286
         F/A/O Nationwide Life Insurance Co. Acct #267829

Notices and Communications:

         Nationwide Life Insurance Company
         One Nationwide Plaza  (1-33-07)
         Columbus, Ohio  43215-2220
         Attention: Corporate Fixed-Income Securities

Tax Identification No.: 31-4156830

Signature Block Format:

         NATIONWIDE LIFE INSURANCE COMPANY

         By: _______________________________________

         Name: _____________________________________

         Title: ____________________________________

Nominee: None

                                                           PRINCIPAL AMOUNT
                                                         AND SERIES OF NOTES
NAME OF PURCHASER                                          TO BE PURCHASED
-----------------                                        -------------------


NATIONWIDE MULTIPLE MATURITY SEPARATE ACCOUNT               Series 2003
                                                            Tranche 1
                                                            $1,000,000
                                                            (R-T1-16)

(15) All payments on account of the Notes shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds (identifying each payment as "Cemex Espana Finance LLC, 4.77% Senior Notes due June 2010, PPN 15128@AA 1, principal, interest and/or Make Whole Amount") to:

         The Bank of New York
         ABA #021-000-018
         BNF: IOC566
         F/A/O Nationwide Multiple Maturity Separate Account
         Attn: P & I Department

In case of all notices with respect to payments:

         Nationwide Multiple Maturity Separate Account
         c/o The Bank of New York
         P O Box 19266
         Attn:  P & I Department
         Newark, NJ  07195

         With a copy to:
         Nationwide Multiple Maturity Separate Account
         Attn: Investment Accounting
         One Nationwide Plaza  (1-32-05)
         Columbus, Ohio  43215-2220

Delivery of Notes after Closing:

         The Bank of New York
         One Wall Street
         3rd Floor - Window A
         New York, NY  10286
         F/A/O Nationwide Multiple Maturity Separate Account -
         Account #267919

Notices and Communications:

         Nationwide Multiple Maturity Separate Account
         One Nationwide Plaza  (1-33-07)
         Columbus, Ohio  43215-2220
         Attention:  Investments

Tax Identification No.: 31-4156830

Signature Block Format:

         NATIONWIDE MULTIPLE MATURITY SEPARATE ACCOUNT

         By: _________________________________________

         Name: _______________________________________

         Title: ______________________________________

Nominee: None

                                                           PRINCIPAL AMOUNT
                                                         AND SERIES OF NOTES
NAME OF PURCHASER                                          TO BE PURCHASED
-----------------                                        -------------------

NATIONWIDE MUTUAL INSURANCE COMPANY                         Series 2003
                                                            Tranche 1
                                                            $2,000,000
                                                            (R-T1-17)

(16) All payments on account of the Notes shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds (identifying each payment as "Cemex Espana Finance LLC, 4.77% Senior Notes due June 2010, PPN 15128@AA 1, principal, interest and/or Make Whole Amount") to:

         The Bank of New York
         ABA #021-000-018
         BNF: IOC566
         F/A/O Nationwide Mutual Insurance Company
         Attn: P & I Department

In case of all notices with respect to payments:

         Nationwide Mutual Insurance Company
         c/o The Bank of New York
         P O Box 19266
         Attn:  P & I Department
         Newark, NJ  07195

         With a copy to:
         Nationwide Mutual Insurance Company
         Attn: Investment Accounting
         One Nationwide Plaza  (1-32-05)
         Columbus, Ohio  43215-2220

Delivery of Notes after Closing:

         The Bank of New York
         One Wall Street
         3rd Floor - Window A
         New York, NY  10286
         F/A/O Nationwide Mutual Insurance Co. Acct #264232

Notices and Communications:

         Nationwide Mutual Insurance Company
         One Nationwide Plaza  (1-33-07)
         Columbus, Ohio  43215-2220
         Attention:  Investments

Tax Identification No.: 31-4177100

Signature Block Format:

         NATIONWIDE MUTUAL INSURANCE COMPANY

         By: _______________________________________

         Name: _____________________________________

         Title: ____________________________________

Nominee: None

                                                           PRINCIPAL AMOUNT
                                                         AND SERIES OF NOTES
NAME OF PURCHASER                                          TO BE PURCHASED
-----------------                                        -------------------

SCOTTISH ANNUITY & LIFE HOLDINGS LINCOLN, LTD               Series 2003
                                                            Tranche 1
                                                            $1,000,000
                                                            (R-T1-18)

(17) All payments on account of the Notes shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds (identifying each payment as "Cemex Espana Finance LLC, 4.77% Senior Notes due June 2010, PPN 15128@AA 1, principal, interest and/or Make Whole Amount") to:

         Comerica Bank / Trust Operations
         AC: 2158598532
         BNF: Scottish Annuity & Life Holdings, Ltd.
         AC: 011000734950
         BBI: Trade Settlement (313) 222-3111
         Bank Routing Number: 072000096
         OBI PFGSE (S) B0066174( )

In case of all notices with respect to payments:

         Scottish Annuity & Life - Lincoln
         c/o Principal Global Investors, LLC
         801 Grand Avenue
         Des Moines, Iowa 50392-0960
         Attn: Investment Accounting - Securities
         Fax (515) 248-2643
         Confirmation (515) 248-2766

Delivery of Notes after Closing:

         Comerica Bank
         Attn: Dan Molnar
         Mail Code 3462
         411 West Lafayette
         Detroit, MI  48226

Notices and Communications:

         Scottish Annuity & Life - Lincoln
         c/o Principal Global Investors, LLC
         801 Grand Avenue
         Des Moines, Iowa 50392-0800
         Attn: Fixed Income - Securities
         Fax (515) 248-2490
         Confirmation (515) 248-3495

Tax Identification No.:  23-2038295

Signature Block Format:

         CALHOUN & CO., AS NOMINEE FOR COMERICA BANK &
         TRUST, NATIONAL ASSOCIATION, TRUSTEE TO THE
         TRUST CREATED BY TRUST AGREEMENT DATED
         OCTOBER 1, 2002

         By:  _______________________________________

         Name: ______________________________________

         Title: _____________________________________

Nominee: CALHOUN & CO.

                                                           PRINCIPAL AMOUNT
                                                         AND SERIES OF NOTES
NAME OF PURCHASER                                          TO BE PURCHASED
-----------------                                        -------------------

SCOTTISH RE (US)/ NATIONWIDE LIFE INSURANCE                 Series 2003
CO. 1 YR TRUST                                              Tranche 1
                                                            $1,000,000
                                                            (R-T1-19)

(18) All payments on account of the Notes shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds (identifying each payment as "Cemex Espana Finance LLC, 4.77% Senior Notes due June 2010, PPN 15128@AA 1, principal, interest and/or Make Whole Amount") to:

         Comerica Bank / Trust Operations
         AC: 2158598532
         BNF: Scottish Annuity & Life Holdings, Ltd.
         AC: 011000735079
         BBI: Trade Settlement (313) 222-3111
         Bank Routing Number: 072000096
         OBI PFGSE (S) B0066174( )

In case of all notices with respect to payments:

         Scottish Annuity & Life - 1 YR
         c/o Principal Global Investors, LLC
         801 Grand Avenue
         Des Moines, Iowa 50392-0960
         Attn: Investment Accounting - Securities
         Fax (515) 248-2643
         Confirmation (515) 248-2766

Delivery of Notes after Closing:

         Comerica Bank
         Attn: Dan Molnar
         Mail Code 3462
         411 West Lafayette
         Detroit, MI  48226

Notices and Communications:

         Scottish Annuity & Life - 1 YR
         c/o Principal Global Investors, LLC
         801 Grand Avenue
         Des Moines, Iowa 50392-0800
         Attn: Fixed Income - Securities
         Fax (515) 248-2490
         Confirmation (515) 248-3495

Tax Identification No.:  23-2038295

Signature Block Format:

         CALHOUN & CO., AS NOMINEE FOR COMERICA
         BANK & TRUST, NATIONAL ASSOCIATION, TRUSTEE
         TO THE TRUST CREATED BY TRUST AGREEMENT
         DATED OCTOBER 1, 2002

         By:  _______________________________________

         Name: ______________________________________

         Title: _____________________________________

Nominee: CALHOUN & CO.

                                                           PRINCIPAL AMOUNT
                                                         AND SERIES OF NOTES
NAME OF PURCHASER                                          TO BE PURCHASED
-----------------                                        -------------------

SCOTTISH RE (US)/ NATIONWIDE LIFE & ANNUITY                 Series 2003
INSURANCE CO. 5 YR TRUST                                    Tranche 1
                                                            $1,000,000
                                                            (R-T1-20)

(19) All payments on account of the Notes shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds (identifying each payment as "Cemex Espana Finance LLC, 4.77% Senior Notes due June 2010, PPN 15128@AA 1, principal, interest and/or Make Whole Amount") to:

         Comerica Bank / Trust Operations
         AC: 2158598532
         BNF: Scottish Annuity & Life Holdings, Ltd.
         AC: 011000782327
         BBI: Trade Settlement (313) 222-3111
         Bank Routing Number: 072000096
         OBI PFGSE (S) B0066174( )

In case of all notices with respect to payments:

         Scottish Annuity & Life - 5 YR
         c/o Principal Global Investors, LLC
         801 Grand Avenue
         Des Moines, Iowa 50392-0960
         Attn: Investment Accounting - Securities
         Fax (515) 248-2643
         Confirmation (515) 248-2766

Delivery of Notes after Closing:

         Comerica Bank
         Attn: Dan Molnar
         Mail Code 3462
         411 West Lafayette
         Detroit, MI  48226

Notices and Communications:

         Scottish Annuity & Life - 5 YR
         c/o Principal Global Investors, LLC
         801 Grand Avenue
         Des Moines, Iowa 50392-0800
         Attn: Fixed Income - Securities
         Fax (515) 248-2490
         Confirmation (515) 248-3495

Tax Identification No.:  23-2038295

Signature Block Format:

         CALHOUN & CO., AS NOMINEE FOR COMERICA BANK
         & TRUST, NATIONAL ASSOCIATION, TRUSTEE TO
         THE TRUST CREATED BY TRUST AGREEMENT DATED
         OCTOBER 1, 2002

         By:  ______________________________________

         Name: _____________________________________

         Title: ____________________________________

Nominee: CALHOUN & CO.

                                                           PRINCIPAL AMOUNT
                                                         AND SERIES OF NOTES
NAME OF PURCHASER                                          TO BE PURCHASED
-----------------                                        -------------------

PHL VARIABLE INSURANCE COMPANY                              Series 2003
                                                            Tranche 1
                                                            $2,500,000
                                                            (R-T1-21)

(20) All payments on account of the Notes shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds (identifying each payment as "Cemex Espana Finance LLC, 4.77% Senior Notes due June 2010, PPN 15128@AA 1, principal, interest and/or Make Whole Amount") to:

         JP Morgan Chase
         New York, New York
         ABA# 021 000 021
         Acct. No. 900 9000 200
         Acct. Name: Income Processing
         Reference: G 09390, Phoenix Life
         PHLVIC Annuity

In case of all notices with respect to payments:

         Phoenix Investment Partners
         Private Placement Group
         56 Prospect Street
         Hartford, CT 06115
         Fax number: (860) 403-7248

Delivery of Notes after Closing:

         Phoenix Life Insurance Company
         Attn: John Mulrain
         One American Row
         Hartford, CT 06115

Notices and Communications:

         Phoenix Investment Partners
         Private Placement Group
         56 Prospect Street
         Hartford, CT 06115
         Fax number: (860) 403-7248

         with a copy to:

         PHL Variable Insurance Company
         One American Row
         Hartford, CT 06115

Tax Identification No.: 06-1045829

Signature Block Format:

         PHL VARIABLE INSURANCE COMPANY

         By: _______________________________________

         Name: _____________________________________

         Title: ____________________________________

Nominee: None

                                                           PRINCIPAL AMOUNT
                                                         AND SERIES OF NOTES
NAME OF PURCHASER                                          TO BE PURCHASED
-----------------                                        -------------------

PHL VARIABLE INSURANCE COMPANY                              Series 2003
                                                            Tranche 1
                                                            $2,500,000
                                                            (R-T1-22)

(21) All payments on account of the Notes shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds (identifying each payment as "Cemex Espana Finance LLC, 4.77% Senior Notes due June 2010, PPN 15128@AA 1, principal, interest and/or Make Whole Amount") to:

         JP Morgan Chase
         New York, New York
         ABA# 021 000 021
         Acct. No. 900 9000 200
         Acct. Name: Income Processing
         Reference: G 09163, Phoenix Life
         PHLVIC Separate Account MVA

In case of all notices with respect to payments:

         Phoenix Investment Partners
         Private Placement Group
         56 Prospect Street
         Hartford, CT 06115
         Fax number: (860) 403-7248

Delivery of Notes after Closing:

         Phoenix Life Insurance Company
         Attn: John Mulrain
         One American Row
         Hartford, CT 06115

Notices and Communications:

         Phoenix Investment Partners
         Private Placement Group
         56 Prospect Street
         Hartford, CT 06115
         Fax number: (860) 403-7248

         with a copy to:

         PHL Variable Insurance Company
         One American Row
         Hartford, CT 06115

Tax Identification No.: 06-1045829

Signature Block Format:

         PHL VARIABLE INSURANCE COMPANY

         By: _______________________________________

         Name: _____________________________________

         Title: ____________________________________

Nominee: None

                       TRANCHE 2
           INFORMATION RELATING TO PURCHASERS


                                                           PRINCIPAL AMOUNT
                                                         AND SERIES OF NOTES
NAME OF PURCHASER                                          TO BE PURCHASED
-----------------                                        -------------------

BERKSHIRE LIFE INSURANCE COMPANY OF AMERICA                 Series 2003
                                                            Tranche 2
                                                            $2,000,000
                                                            (R-T2-1)

(22) All payments on account of the Notes shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds (identifying each payment as "Cemex Espana Finance LLC, 5.36% Senior Notes due June 2013, PPN 15128@AB 9, principal, interest and/or Make Whole Amount") to:

         JP Morgan Chase
         FED ABA#021000021
         Chase/NYC/CTR/BNF
         A/C 900-9-000200
         Ref. A/C # G07064 Berkshire Life Insurance and
         [insert Cusip No.]

In case of all notices with respect to payments:

         Berkshire Life Insurance Company of America
         c/o The Guardian Life Insurance Company of America
         7, Hanover Square
         New York,
         NY 10004-2616
         Fax +1 212 919 2906
         Attn. Investment Accounting Department 17-B

Delivery of Notes after Closing:

         JP Morgan Chase
         4 New York Plaza
         Ground Floor Receive Window New York 10004
         Ref. A/C # G07064 Berkshire Life Insurance

Notices and Communications:

         Berkshire Life Insurance Company of America
         c/o The Guardian Life Insurance Company of America
         7, Hanover Square
         New York,
         NY 10004-2616
         Fax +1 212 919 2656/2658
         Attn. Thomas M. Donohue
         Investment Department 20-D

Tax Identification No.: 75-1277524

Signature Block Format:

         BERKSHIRE LIFE INSURANCE COMPANY OF AMERICA

         By:  ______________________________________

         Name: _____________________________________

         Title: ____________________________________

Nominee: NONE

                                                           PRINCIPAL AMOUNT
                                                         AND SERIES OF NOTES
NAME OF PURCHASER                                          TO BE PURCHASED
-----------------                                        -------------------


THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA              Series 2003
                                                            Tranche 2
                                                            $5,000,000 (R-T2-2)
                                                            $4,000,000 (R-T2-3)

(23) All payments on account of the Notes shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds (identifying each payment as "Cemex Espana Finance LLC, 5.36% Senior Notes due June 2013, PPN 15128@AB 9, principal, interest and/or Make Whole Amount") to:

         JP Morgan Chase
         FED ABA#021000021
         Chase/NYC/CTR/BNF
         A/C 900-9-000200
         Ref. A/C # G05978 Guardian Life
         The Guardian Life Insurance Company of America and
         [insert Cusip No.]

In case of all notices with respect to payments:

         The Guardian Life Insurance Company of America
         Attn.: Investment Accounting Dept. 17-B
         7, Hanover Square
         New York,
         NY 10004-2616
         Fax +1 212 919 2906

Delivery of Notes after Closing:

         JP Morgan Chase
         4 New York Plaza
         Ground Floor Receive Window
         New York 10004
         Ref. A/C # G05978 Guardian Life

Notices and Communications:

         The Guardian Life Insurance Company of America
         7, Hanover Square
         New York,
         NY 10004-2616
         Fax +1 212 919 2656/2658
         Attn. Thomas M. Donohue
         Investment Department 20-D

Tax Identification No.: 13-5123390

Signature Block Format:

         THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA

         By:  __________________________________________

         Name: _________________________________________

         Title: ________________________________________

Nominee: NONE

                                                           PRINCIPAL AMOUNT
                                                         AND SERIES OF NOTES
NAME OF PURCHASER                                          TO BE PURCHASED
-----------------                                        -------------------

HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY                Series 2003
                                                            Tranche 2
                                                            $10,000,000
                                                            (R-T2-4)

(24) All payments on account of the Notes shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds (identifying each payment as "Cemex Espana Finance LLC, 5.36% Senior Notes due June 2013, PPN 15128@AB 9, principal, interest and/or Make Whole Amount") to:

         JP Morgan Chase
         4 New York Plaza
         New York  New York 10004
         Bank ABA No. 021000021
         Chase NYC/Cust
         A/C # 900-9-000200 for F/C/T G06956-EBD
         Attn: Bond Interest/Principal - Cemex Espana
         Finance LLC Senior Notes Ser 2003 Tranche 2

In case of all notices with respect to payments:

         Hartford Investment Management Company
         c/o Portfolio Support
         P.O. Box 1744 Hartford, Connecticut 06144-1744
         Fax 860-297-8875/8876

Delivery of Notes after Closing:

         JP Morgan Chase
         North America Insurance
         3 Chase MetroTech Center - 5th Floor South
         Brooklyn, New York 11245
         Attn: Bettye Carrera
         Custody Account Number: G06956-EBD must appear on outside of envelope

Notices and Communications:

         Hartford Investment Management Company
         c/o Investment Department - Private Placements
         P.O. Box 1744 Hartford, Connecticut 06144-1744
         Fax 860-297-8884


Tax Identification No.: 06-0838648

Signature Block Format:

         HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY
         HARTFORD LIFE INSURANCE COMPANY
         SENTINEL INSURANCE COMPANY
         BY HARTFORD INVESTMENT SERVICES, INC.

         By: _______________________________________

         Name:  Ronald A. Mendel

         Title: Senior Vice President

Nominee: None

                                                           PRINCIPAL AMOUNT
                                                         AND SERIES OF NOTES
NAME OF PURCHASER                                          TO BE PURCHASED
-----------------                                        -------------------

HARTFORD LIFE INSURANCE COMPANY                             Series 2003
                                                            Tranche 2
                                                            $10,000,000
                                                            (R-T2-5)

(25) All payments on account of the Notes shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds (identifying each payment as "Cemex Espana Finance LLC, 5.36% Senior Notes due June 2013, PPN 15128@AB 9, principal, interest and/or Make Whole Amount") to:

         JP Morgan Chase
         4 New York Plaza
         New York  New York 10004
         Bank ABA No. 021000021
         Chase NYC/Cust
         A/C # 900-9-000200 for F/C/T G06641-CRC
         Attn: Bond Interest/Principal - Cemex Espana
         Finance LLC Senior Notes Ser 2003 Tranche 2

In case of all notices with respect to payments:

         Hartford Investment Management Company
         c/o Portfolio Support
         P.O. Box 1744 Hartford, Connecticut 06144-1744
         Fax 860-297-8875/8876

Delivery of Notes after Closing:

         JP Morgan Chase
         North America Insurance
         3 Chase MetroTech Center - 5th Floor South
         Brooklyn, New York 11245
         Attn: Bettye Carrera
         Custody Account Number: G06641-CRC must appear on outside of envelope

Notices and Communications:

         Hartford Investment Management Company
         c/o Investment Department - Private Placements
         P.O. Box 1744 Hartford, Connecticut 06144-1744
         Fax 860-297-8884

Tax Identification No.: 06-0974148

Signature Block Format:

         HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY
         HARTFORD LIFE INSURANCE COMPANY
         SENTINEL INSURANCE COMPANY
         BY HARTFORD INVESTMENT SERVICES, INC.

         By: _______________________________________

         Name:  Ronald A. Mendel

         Title: Senior Vice President

Nominee: None

                                                           PRINCIPAL AMOUNT
                                                         AND SERIES OF NOTES
NAME OF PURCHASER                                          TO BE PURCHASED
-----------------                                        -------------------

SENTINEL INSURANCE COMPANY, LTD                             Series 2003
                                                            Tranche 2
                                                            $10,000,000
                                                            (R-T2-6)

(26) All payments on account of the Notes shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds (identifying each payment as "Cemex Espana Finance LLC, 5.36% Senior Notes due June 2013, PPN 15128@AB 9, principal, interest and/or Make Whole Amount") to:

         JP Morgan Chase
         4 New York Plaza
         New York  New York 10004
         Bank ABA No. 021000021
         Chase NYC/Cust
         A/C # 900-9-000200 for F/C/T G06249-SEN
         Attn: Bond Interest/Principal - Cemex Espana
         Finance LLC Senior Notes Ser 2003 Tranche 2

In case of all notices with respect to payments:

         Hartford Investment Management Company
         c/o Portfolio Support
         P.O. Box 1744 Hartford, Connecticut 06144-1744
         Fax 860-297-8875/8876

Delivery of Notes after Closing:

         JP Morgan Chase
         North America Insurance
         3 Chase MetroTech Center - 5th Floor South
         Brooklyn, New York 11245
         Attn: Bettye Carrera
         Custody Account Number: G06249-SEN must appear on outside of envelope

Notices and Communications:

         Hartford Investment Management Company
         c/o Investment Department - Private Placements
         P.O. Box 1744
         Hartford, Connecticut 06144-1744
         Fax 860-297-8884


Tax Identification No.: 06-1552103

Signature Block Format:

         HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY
         HARTFORD LIFE INSURANCE COMPANY
         SENTINEL INSURANCE COMPANY
         BY HARTFORD INVESTMENT SERVICES, INC.

         By: _______________________________________

         Name: Ronald A. Mendel

         Title: Senior Vice President

Nominee: None

                                                           PRINCIPAL AMOUNT
                                                         AND SERIES OF NOTES
NAME OF PURCHASER                                          TO BE PURCHASED
-----------------                                        -------------------

RELIASTAR LIFE INSURANCE COMPANY                            Series 2003
                                                            Tranche 2
                                                            $2,000,000
                                                            (R-T2-7)

(27) All payments on account of the Notes shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds (identifying each payment as "Cemex Espana Finance LLC, 5.36% Senior Notes due June 2013, PPN 15128@AB 9, principal, interest and/or Make Whole Amount") to:

         BK OF NYC
         IOC 566-INST'L CUSTODY
         ABA #021000018
         Ref.: ReliaStar Life Insurance Company,
         Acct. No. 187035 and [insert Cusip No.]

In case of all notices with respect to payments:

         ING Investment Management LLC
         5780 Powers Ferry Road, NW, Suite 300
         Atlanta, GA  30327-4349
         Attn.:  Securities Accounting
         Fax:  (770) 690-4886

Delivery of Notes after Closing:

         The Bank of New York
         One Wall Street
         Window A - 3rd Floor
         New York, NY  10286
         Ref. RLI - Acct. No. 187035
         with copy to:

         ING Investment Management LLC
         5780 Powers Ferry Road, NW, Suite 300
         Atlanta, GA  30327-4349
         Attn.:  Private Placements
         Fax:  (770) 690-5057

Notices and Communications:

         ING Investment Management LLC
         5780 Powers Ferry Road, NW, Suite 300
         Atlanta, GA  30327-4349
         Attn.:  Private Placements
         Fax:  (770) 690-5057

Tax Identification No.: 41-0451140

Signature Block Format:

         RELIASTAR LIFE INSURANCE COMPANY
         USG ANNUITY & LIFE COMPANY
         RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
         By:  ING Investment Management LLC, as Agent

         By:  _______________________________________

         Name: ______________________________________

         Title: _____________________________________

Nominee: NONE

                                                           PRINCIPAL AMOUNT
                                                         AND SERIES OF NOTES
NAME OF PURCHASER                                          TO BE PURCHASED
-----------------                                        -------------------

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK                Series 2003
                                                            Tranche 2
                                                            $8,000,000
                                                            (R-T2-8)

(28) All payments on account of the Notes shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds (identifying each payment as "Cemex Espana Finance LLC, 5.36% Senior Notes due June 2013, PPN 15128@AB 9, principal, interest and/or Make Whole Amount") to:

         BK OF NYC
         IOC 566-INST'L CUSTODY
         ABA #021000018
         Ref.:  ReliaStar Life Insurance Company of New York,
         Acct. No. 187038 and [insert Cusip No.]

In case of all notices with respect to payments:

         ING Investment Management LLC
         5780 Powers Ferry Road, NW, Suite 300
         Atlanta, GA  30327-4349
         Attn.:  Securities Accounting
         Fax:  (770) 690-4886

Delivery of Notes after Closing:

         The Bank of New York
         One Wall Street
         Window A - 3rd Floor
         New York, NY  10286
         Ref. RNY - Acct. No. 187038
         with copy to:

         ING Investment Management LLC
         5780 Powers Ferry Road, NW, Suite 300
         Atlanta, GA  30327-4349
         Attn.:  Private Placements
         Fax:  (770) 690-5057

Notices and Communications:

         ING Investment Management LLC
         5780 Powers Ferry Road, NW, Suite 300
         Atlanta, GA  30327-4349
         Attn.:  Private Placements
         Fax:  (770) 690-5057

Tax Identification No.: 53-0242530

Signature Block Format:

         RELIASTAR LIFE INSURANCE COMPANY
         USG ANNUITY & LIFE COMPANY
         RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
         By:  ING Investment Management LLC, as Agent

         By:  ________________________________________

         Name: _______________________________________

         Title: ______________________________________

Nominee: NONE

                                                           PRINCIPAL AMOUNT
                                                         AND SERIES OF NOTES
NAME OF PURCHASER                                          TO BE PURCHASED
-----------------                                        -------------------

USG ANNUITY & LIFE COMPANY                                  Series 2003
                                                            Tranche 2
                                                            $ 15,000,000
                                                            (R-T2-9)

(29) All payments on account of the Notes shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds (identifying each payment as "Cemex Espana Finance LLC, 5.36% Senior Notes due June 2013, PPN 15128@AB 9, principal, interest and/or Make Whole Amount") to:

         The Bank of New York
         ABA #021000018
         BNF #IOC566 - Income Collections
         Attn:  William Cashman
         Ref.:  USG Annuity & Life Company,
         Acct. No. 368520 and [insert Cusip No.]

In case of all notices with respect to payments:

         ING Investment Management LLC
         5780 Powers Ferry Road, NW, Suite 300
         Atlanta, GA  30327-4349
         Attn.: Securities Accounting
         Fax: (770) 690-4886

Delivery of Notes after Closing:

         The Bank of New York
         One Wall Street
         Window A - 3rd Floor
         New York, NY  10286
         Ref. USG - Acct. No. 368520

         with copy to:

         ING Investment Management LLC
         5780 Powers Ferry Road, NW, Suite 300
         Atlanta, GA  30327-4349
         Attn.: Private Placements
         Fax: (770) 690-5057

Notices and Communications:

         ING Investment Management LLC
         5780 Powers Ferry Road, NW, Suite 300
         Atlanta, GA  30327-4349
         Attn.: Private Placements
         Fax: (770) 690-5057

Tax Identification No.: 73-0663836

Signature Block Format:

         RELIASTAR LIFE INSURANCE COMPANY
         USG ANNUITY & LIFE COMPANY
         RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
         By:  ING Investment Management LLC, as Agent

         By:  ________________________________________

         Name: _______________________________________

         Title: AUTHORISED SIGNATORY

Nominee: NONE

                                                           PRINCIPAL AMOUNT
                                                         AND SERIES OF NOTES
NAME OF PURCHASER                                          TO BE PURCHASED
-----------------                                        -------------------

THE OHIO NATIONAL LIFE INSURANCE COMPANY                    Series 2003
                                                            Tranche 2
                                                            $10,000,000
                                                            (R-T2-10)

(30) All payments on account of the Notes shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds (identifying each payment as "Cemex Espana Finance LLC, 5.36% Senior Notes due June 2013, PPN 15128@AB 9, principal, interest and/or Make Whole Amount") to:

         U.S. Bank N.A. (ABA #042-000013)
         5th & Walnut Streets
         Cincinnati, OH 45202
         For credit to The Ohio National Life Insurance Company's
         Account No. 910-275-7

In case of all notices with respect to payments:

         The Ohio National Life Insurance Company
         One Financial Way
         Cincinnati, OH 45242
         Attention: Investment Department
         Fax number: 513-794-4506

Delivery of Notes after Closing:

         Jed R. Martin
         Investment Vice President, Private Placements
         The Ohio National Life Insurance Company
         One Financial Way
         Cincinnati, OH 45242
         telephone number: 513-794-6381
         fax number: 513-794-4506
         e-mail: jed_martin@ohionational.com

Notices and Communications:

         The Ohio National Life Insurance Company
         One Financial Way
         Cincinnati, OH 45242
         Attention: Investment Department
         Fax number: 513-794-4506

Tax Identification No.: 31-0397080

Signature Block Format:

         THE OHIO NATIONAL LIFE INSURANCE COMPANY

         By:  ____________________________________

         Name: ___________________________________

         Title: __________________________________

Nominee: NONE

                                                           PRINCIPAL AMOUNT
                                                         AND SERIES OF NOTES
NAME OF PURCHASER                                          TO BE PURCHASED
-----------------                                        -------------------


THRIVENT FINANCIAL FOR LUTHERANS                            Series 2003
                                                            Tranche 2
                                                            $20,000,000
                                                            (R-T2-11)

(31) All payments on account of the Notes shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds (identifying each payment as "Cemex Espana Finance LLC, 5.36% Senior Notes due June 2013, PPN 15128@AB 9, principal, interest and/or Make Whole Amount") to:

         ABA # 011000028
         State Street Bank & Trust Co.
         DDA # A/C - 6813-049-1
         Fund Number: NCE1
         Fund Name: Thrivent Financial for Lutherans

In case of all notices with respect to payments:

         Investment Division
         Thrivent Financial for Lutherans
         625 Fourth Avenue North
         Minneapolis MN 55415
         Fax:  612-340-5776

         With a copy to:

         Thrivent Accounts
         State Street Kansas City
         801 Pennsylvania
         Kansas City, MO 64105
         Attention:  Bart Woodson
         Fax: 816-691-3610

Delivery of Notes after Closing:

         DTC/New York Window
         55 Water Street
         Plaza Level - 3rd Floor
         New York, NY  10041
         Account: State Street
         Fund Name: Thrivent Financial for Lutherans
         Fund Number: NCE1
         Nominee Name:  Swanbird & Co.
         Nominee Tax ID Number: 04-3475606

         With a copy to the Thrivent Financial in-house attorney

Notices and Communications:

         Thrivent Financial for Lutherans
         Attn:  Investment Division
         625 Fourth Avenue South
         Minneapolis, MN  55415
         Fax:  (612) 340-5776


Tax Identification No.: 39-0123480

Signature Block Format:

         THRIVENT FINANCIAL FOR LUTHERANS

         By:  __________________________________

         Name: _________________________________

         Title: ________________________________

Nominee: SWANBIRD & CO.

                       TRANCHE 3
           INFORMATION RELATING TO PURCHASERS

                                                           PRINCIPAL AMOUNT
                                                         AND SERIES OF NOTES
NAME OF PURCHASER                                          TO BE PURCHASED
-----------------                                        -------------------

AIG ANNUITY INSURANCE COMPANY                               Series 2003
                                                            Tranche 3
                                                            $15,000,000
                                                            (R-T3-1)

(32) All payments on account of the Notes shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds (identifying each payment as "Cemex Espana Finance LLC, 5.51% Senior Notes due June 2015, PPN 15128@AC 7, principal, interest and/or Make Whole Amount") to:

         ABA # 011000028
         State Street Bank and Trust Company
         Boston, MA  02101
         Re:  AIG Annuity Insurance Company
         A/C:  7215-132-7
         OBI = PPN # and description of payment
         Fund Number  WE1B

In case of all notices with respect to payments:

         AIG Annuity Insurance Company and  WE1B
         c/o State Street Bank Corporation
         Insurance Services
         801 Pennsylvania
         Kansas City, MO  64105
         Fax:  (816) 691-3619

         Duplicate payment notices to:

         AIG Annuity Insurance Company and  WE1B
         c/o AIG Global Investment Corporation
         Attn:  Private Placements Department, A36-04
         P.O. Box 3247 Houston, Texas 77253-3247

         Overnight Mail Address:
         2929 Allen Parkway, A36-04
         Houston, Texas  77019-2155
         Fax:  (713) 831-1072

         with copy to:

         AIG Global Investment Corporation
         Legal Department - Investment Management
         2929 Allen Parkway, Suite A36-01
         Houston, TX  77019-2155
         Fax:  (713) 831-2328

Delivery of Notes after Closing:

         DTC / New York Window,
         55 Water Street
         New York, N.Y. 10041
         Attention: Robert Mendez
         Account: State Street
         Fund Name: AIG ANNUITY INSURANCE COMPANY
         Fund Number: WE 1B

         Depository Trust Company (DTC) Instructions:
         DTC Participant # 0997
         Agent Bank ID # 20997
         Institution ID # 39456
         Fund Name: AIG ANNUITY INSURANCE COMPANY
         Fund Number: WE 1B

Notices and Communications:

         AIG Annuity Insurance Company and  WE1B
         c/o AIG Global Investment Corporation
         Attn: Private Placements Department, A36-04
         P.O. Box 3247
         Houston, Texas 77253-3247

         Overnight Mail Address:
         2929 Allen Parkway, A36-04
         Houston, Texas  77019-2155
         Fax: (713) 831-1072

         with copy to:

         AIG Global Investment Corporation
         Legal Department - Investment Management
         2929 Allen Parkway, Suite A36-01
         Houston, TX  77019-2155
         Fax:  (713) 831-2328

Tax Identification No.: 75-0770838

Signature Block Format:

         THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
         AIG ANNUITY INSURANCE COMPANY
         AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY
         OF NEW YORK
         AMERICAN GENERAL LIFE AND ACCIDENT INSURANCE
         COMPANY
         MERIT LIFE INSURANCE CO.

         BY:  AIG GLOBAL INVESTMENT CORP.,
              INVESTMENT ADVISER

         By:  ______________________________________

         Name: _____________________________________

         Title: ____________________________________

Nominee: NONE

                                                           PRINCIPAL AMOUNT
                                                         AND SERIES OF NOTES
NAME OF PURCHASER                                          TO BE PURCHASED
-----------------                                        -------------------


AMERICAN GENERAL LIFE AND ACCIDENT INSURANCE COMPANY        Series 2003
                                                            Tranche 3
                                                            $10,000,000
                                                            (R-T3-2)

(33) All payments on account of the Notes shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds (identifying each payment as "Cemex Espana Finance LLC, 5.51% Senior Notes due June 2015, PPN 15128@AC 7, principal, interest and/or Make Whole Amount") to:

         ABA#0110000280
         State Street Bank and Trust Company
         Boston, MA  02101
         Re: American General Life and Accident
         Insurance Company
         AC-0125-934-0
         OBI=PPN # and description of payment
         Fund Number PA 10

In case of all notices with respect to payments:

         American General Life and Accident Insurance Company
         and PA 10
         c/o State Street Bank Corporation
         Insurance Services
         801 Pennsylvania
         Kansas City, MO  64105
         Fax:  (816) 691-3619

         Duplicate payment notices to:

         American General Life and Accident Insurance
         Company and PA 10
         c/o AIG Global Investment Corporation
         Attn:  Private Placement Department, A36-04
         P.O. Box 3247
         Houston, Texas 77253-3247

         Overnight Mail Address:
         2929 Allen Parkway, A36-04
         Houston, TX  77019-2155
         Fax:  (713) 831-1072

         with copy to:

         AIG Global Investment Corporation
         Legal Department - Investment Management
         2929 Allen Parkway, Suite A36-01
         Houston, TX  77019-2155
         Fax: (713) 831-2328

Delivery of Notes after Closing:

         DTC / New York Window,
         55 Water Street
         New York, N.Y. 10041
         Attention: Robert Mendez
         Account: State Street
         Fund Name: AGLA
         Fund Number: PA 10

         Depository Trust Company (DTC) Instructions:

         DTC Participant # 0997
         Agent Bank ID # 20997
         Institution ID # 39456
         Fund Name: AGLA
         Fund Number: PA 10

Notices and Communications:

         American General Life and Accident Insurance
         Company and PA 10
         c/o AIG Global Investment Corporation
         Attn:  Private Placement Department, A36-04
         P.O. Box 3247 Houston, Texas 77253-3247

         Overnight Mail Address:
         2929 Allen Parkway, A36-04
         Houston, TX  77019-2155
         Fax:  (713) 831-1072

         with copy to:
         AIG Global Investment Corporation
         Legal Department - Investment Management
         2929 Allen Parkway, Suite A36-01
         Houston, TX  77019-2155
         Fax: (713) 831-2328

Tax Identification No.: 62-0306330

Signature Block Format:

         THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
         AIG ANNUITY INSURANCE COMPANY
         AMERICAN INTERNATIONAL LIFE ASSURANCE
         COMPANY OF NEW YORK
         AMERICAN GENERAL LIFE AND ACCIDENT INSURANCE
         COMPANY
         MERIT LIFE INSURANCE CO.

         BY:  AIG GLOBAL INVESTMENT CORP.,
              INVESTMENT ADVISER

         By:  _______________________________________

         Name: ______________________________________

         Title: _____________________________________

Nominee: NONE

                                                           PRINCIPAL AMOUNT
                                                         AND SERIES OF NOTES
NAME OF PURCHASER                                          TO BE PURCHASED
-----------------                                        -------------------


AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY               Series 2003
OF NEW YORK                                                 Tranche 3
                                                            $12,000,000
                                                            (R-T3-3)

(34) All payments on account of the Notes shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds (identifying each payment as "Cemex Espana Finance LLC, 5.51% Senior Notes due June 2015, PPN 15128@AC 7, principal, interest and/or Make Whole Amount") to:

         ABA#011001234 / BOS SAFE DEP
         Federal Reserve Bank of Boston
         Boston, MA
         DDA # 169064
         Cost Center 1178
         Ref A/C: AGIFLNY0012 - AILIFE
         OBI=PPN # and description of payment
         P $ ______________ I $_________________

In case of all notices with respect to payments:

         AIG Global Investment Group
         ATTN: Jennifer Lee / Kathleen Cosgrove
         160 Water Street, 15th Floor
         New York, NY  10038
         Tel: 212-820-4899 / 4913
         Fax:  212-820-4925

         Duplicate payment notices to:
         American International Life Assurance Company of New York
         c/o AIG Global Investment Corporation
         Attn: Private Placement Department, A36-04
         P.O. Box 3247 Houston, Texas 77253-3247

         Overnight Mail Address:
         2929 Allen Parkway, A36-04
         Houston, Texas  77019-2155
         Fax:  (713) 831-1072

         with copy to:

         AIG Global Investment Corporation
         Legal Department - Investment Management
         2929 Allen Parkway, Suite A36-01
         Houston, TX  77019-2155
         Fax (713) 831-2328

Delivery of Notes after Closing:

         Mellon Bank
         Attn:  Mr. Michael Visone
         Mellon Bank Securities Trust
         120 Broadway - 13th Floor
         New York, NY  10271
         Ref A/C: AGIFLNY0012 - AI LIFE

         DTC Participation # 0954
         Agent Bank ID # 26017
         Institution ID # 30012
         Ref: AI Life
         Account # AGIFLNY0012

Notices and Communications:

         American International Life Assurance Company of New York
         c/o AIG Global Investment Corporation
         Attn: Private Placement Department, A36-04
         P.O. Box 3247
         Houston, Texas 77253-3247

         Overnight Mail Address:
         2929 Allen Parkway, A36-04
         Houston, Texas  77019-2155
         Fax:  (713) 831-1072

         with copy to:

         AIG Global Investment Corporation
         Legal Department - Investment Management
         2929 Allen Parkway, Suite A36-01
         Houston, TX  77019-2155
         Fax (713) 831-2328

Tax Identification No.: 13-6101875

Signature Block Format:

         THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
         AIG ANNUITY INSURANCE COMPANY
         AMERICAN INTERNATIONAL LIFE ASSURANCE
         COMPANY OF NEW YORK
         AMERICAN GENERAL LIFE AND ACCIDENT INSURANCE
         COMPANY
         MERIT LIFE INSURANCE CO.

         BY:  AIG GLOBAL INVESTMENT CORP.,
              INVESTMENT ADVISER

         By:  ______________________________________

         Name: _____________________________________

         Title: ____________________________________

Nominee: NONE

                                                           PRINCIPAL AMOUNT
                                                         AND SERIES OF NOTES
NAME OF PURCHASER                                          TO BE PURCHASED
-----------------                                        -------------------


MERIT LIFE INSURANCE CO.                                    Series 2003
                                                            Tranche 3
                                                            $3,000,000
                                                            (R-T3-4)

(35) All payments on account of the Notes shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds (identifying each payment as "Cemex Espana Finance LLC, 5.51% Senior Notes due June 2015, PPN 15128@AC 7, principal, interest and/or Make Whole Amount") to:

         ABA#011000028
         State Street Bank and Trust Company
         Boston, MA  02101
         Re:  Merit Life Insurance Co.
         AC-4653-082-0
         OBI=PPN # and description of payment
         Fund Number PA 20

In case of all notices with respect to payments:

         Merit Life Insurance Co. and PA 20
         c/o State Street Bank Corporation
         Insurance Services
         801 Pennsylvania
         Kansas City, MO  64105
         Fax:  (816) 691-3619

         Duplicate payment notices to:

         Merit Life Insurance Co. and PA 20
         Attn: Private Placement Department, A36-04
         c/o AIG Global Investment Corporation
         P.O. Box 3247 Houston, Texas 77253-3247

         Overnight Mail Address:
         2929 Allen Parkway, A36-04
         Houston, TX  77019-2155
         Fax:  (713) 831-1072
         with copy to:

         American General Enterprise Services, Inc.
         Legal Department - Investment Management
         2929 Allen Parkway, Suite A36-01
         Houston, TX  77019-2155
         Fax: (713) 831-2328

Delivery of Notes after Closing:

         DTC / New York Window,
         55 Water Street
         New York, N.Y. 10041
         Attention: Robert Mendez
         Account: State Street
         Fund Name: MERIT LIFE INSURANCE CO.
         Fund Number: PA 20

         Depository Trust Company (DTC) Instructions:
         DTC Participant # 0997
         Agent Bank ID # 20997
         Institution ID # 39456
         Fund Name: MERIT LIFE INSURANCE CO.
         Fund Number: PA 20

Notices and Communications:

         Merit Life Insurance Co. and PA 20
         Attn: Private Placement Department, A36-04
         c/o AIG Global Investment Corporation
         P.O. Box 3247 Houston, Texas 77253-3247

         Overnight Mail Address:
         2929 Allen Parkway, A36-04
         Houston, TX  77019-2155
         Fax:  (713) 831-1072

         with copy to:

         American General Enterprise Services, Inc.
         Legal Department - Investment Management
         2929 Allen Parkway, Suite A36-01
         Houston, TX  77019-2155
         Fax: (713) 831-2328

Tax Identification No.: 35-1005090

Signature Block Format:

         THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
         AIG ANNUITY INSURANCE COMPANY
         AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY
         OF NEW YORK
         AMERICAN GENERAL LIFE AND ACCIDENT INSURANCE
         COMPANY
         MERIT LIFE INSURANCE CO.

         BY:  AIG GLOBAL INVESTMENT CORP.,
              INVESTMENT ADVISER

         By:  _______________________________________

         Name: ______________________________________

         Title: _____________________________________

Nominee: NONE

                                                           PRINCIPAL AMOUNT
                                                         AND SERIES OF NOTES
NAME OF PURCHASER                                          TO BE PURCHASED
-----------------                                        -------------------

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY                 Series 2003
                                                            Tranche 3
                                                            $35,000,000
                                                            (R-T3-5)

(36) All payments on account of the Notes shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds (identifying each payment as "Cemex Espana Finance LLC, 5.51% Senior Notes due June 2015, PPN 15128@AC 7, principal, interest and/or Make Whole Amount") to:

         ABA # 011000028
         State Street Bank and Trust Company
         Boston, MA  02101
         Re: The Variable Annuity Life Insurance Company
         A/C: 0125-821-9
         OBI = PPN # and description of payment
         Fund Number PA 54

In case of all notices with respect to payments:

         The Variable Annuity Life Insurance Company and PA 54
         c/o State Street Bank Corporation
         Insurance Services
         801 Pennsylvania
         Kansas City, MO  64105
         Fax:  (816) 691-3619

         Duplicate payment notices to:

         The Variable Annuity Life Insurance Company and PA 54
         c/o AIG Global Investment Corporation
         Attn:  Private Placement Department, A36-04
         P.O. Box 3247 Houston, Texas 77253-3247

         Overnight Mail Address:
         2929 Allen Parkway, A36-04
         Houston, Texas  77019-2155
         Fax:  (713) 831-1072

         with copy to:
         AIG Global Investments Corporation
         Legal Department - Investment Management
         2929 Allen Parkway, Suite A36-01
         Houston, TX  77019-2155
         Fax:  (713) 831-2328

Delivery of Notes after Closing:

         DTC / New York Window,
         55 Water Street
         New York, N.Y. 10041
         Attention: Robert Mendez
         Account: State Street
         Fund Name: The Variable Annuity Life Insurance  Company
         Fund Number: PA 54

         Depository Trust Company (DTC) Instructions:
         DTC Participant # 0997
         Agent Bank ID # 20997
         Institution ID # 39456
         Fund Name: The Variable Annuity Life Insurance  Company
         Fund Number: PA 54

Notices and Communications:

         The Variable Annuity Life Insurance Company and PA 54
         c/o AIG Global Investment Corporation
         Attn:  Private Placement Department, A36-04
         P.O. Box 3247 Houston, Texas 77253-3247

         Overnight Mail Address:
         2929 Allen Parkway, A36-04
         Houston, Texas  77019-2155
         Fax:  (713) 831-1072

         with copy to:
         AIG Global Investments Corporation
         Legal Department - Investment Management
         2929 Allen Parkway, Suite A36-01
         Houston, TX  77019-2155
         Fax:  (713) 831-2328

Tax Identification No.: 74-1625348

Signature Block Format:

         THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
         AIG ANNUITY INSURANCE COMPANY
         AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY
         OF NEW YORK
         AMERICAN GENERAL LIFE AND ACCIDENT INSURANCE
         COMPANY
         MERIT LIFE INSURANCE CO.

         BY:  AIG GLOBAL INVESTMENT CORP.,
              INVESTMENT ADVISER

         By:  _______________________________________

         Name: ______________________________________

         Title: _____________________________________

Nominee: NONE

                                                           PRINCIPAL AMOUNT
                                                         AND SERIES OF NOTES
NAME OF PURCHASER                                          TO BE PURCHASED
-----------------                                        -------------------

JOHN HANCOCK LIFE INSURANCE COMPANY                         Series 2003
                                                            Tranche 3
                                                            $17,500,000
                                                            (R-T3-6)

(37) All payments on account of the Notes shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds (identifying each payment as "Cemex Espana Finance LLC, 5.51% Senior Notes due June 2015, PPN 15128@AC 7, principal, interest and/or Make Whole Amount") to:

         Bank One, N.A.
         ABA No. 071000013
         Account of: John Hancock Champaign Service Center -
         Mortgage/Bond
         Account Number: 617423603

In case of all notices with respect to payments:

         John Hancock Life Insurance Company
         201 Knollwood Drive, Suite A
         Champaign, IL 61820-7594
         Attn: Accounting
         Fax: (217) 356-1031

         with a copy to:
         John Hancock Life Insurance Company
         200 Clarendon St.
         Boston, MA 02117
         Attn: Bond & Corp. Finance Group, T-57
         Fax: (617) 572-1165

Delivery of Notes after Closing:

         John Hancock Life Insurance Company
         200 Clarendon Street, T-30
         Boston, MA 02117
         Attn: Malcolm Pittman

Notices and Communications:

         John Hancock Life Insurance Company
         200 Clarendon St.
         Boston, MA 02117
         Attn: Bond and Corporate Finance Group, T-57
         Fax: (617) 572-1605

Tax Identification No.: 04-1414660

Signature Block Format:

         JOHN HANCOCK LIFE INSURANCE COMPANY

         By: _______________________________________

         Name: _____________________________________

         Title: ____________________________________

Nominee: None

                                                           PRINCIPAL AMOUNT
                                                         AND SERIES OF NOTES
NAME OF PURCHASER                                          TO BE PURCHASED
-----------------                                        -------------------

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY                Series 2003
                                                            Tranche 3
                                                            $2,500,000
                                                            (R-T3-7)

(38) All payments on account of the Notes shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds (identifying each payment as "Cemex Espana Finance LLC, 5.51% Senior Notes due June 2015, PPN 15128@AC 7, principal, interest and/or Make Whole Amount") to:

         Bank One, N.A.
         ABA No. 071000013
         Account of: John Hancock Champaign Service Center -
         Mortgage/Bond
         Account Number: 617423603

In case of all notices with respect to payments:

         John Hancock Life Insurance Company
         201 Knollwood Drive, Suite A
         Champaign, IL 61820-7594
         Attn: Accounting
         Fax: (217) 356-1031

         with a copy to:
         John Hancock Life Insurance Company
         200 Clarendon St.
         Boston, MA 02117
         Attn: Bond & Corp. Finance Group, T-57
         Fax: (617) 572-1165

Delivery of Notes after Closing:

         John Hancock Life Insurance Company
         200 Clarendon Street, T-30
         Boston, MA 02117
         Attn: Malcolm Pittman

Notices and Communications:

         John Hancock Life Insurance Company
         200 Clarendon St.
         Boston, MA 02117
         Attn: Bond and Corporate Finance Group, T-57
         Fax: (617) 572-1605

Tax Identification No.: 04-2664016

Signature Block Format:

         JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

         By: ________________________________________

         Name: ______________________________________

         Title: _____________________________________

Nominee: None

                                                           PRINCIPAL AMOUNT
                                                         AND SERIES OF NOTES
NAME OF PURCHASER                                          TO BE PURCHASED
-----------------                                        -------------------

NEW YORK LIFE INSURANCE COMPANY                             Series 2003
                                                            Tranche 3
                                                            $16,000,000
                                                            (R-T3-8)

(39) All payments on account of the Notes shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds (identifying each payment as "Cemex Espana Finance LLC, 5.51% Senior Notes due June 2015, PPN 15128@AC 7, principal, interest and/or Make Whole Amount") to:

         Chase Manhattan Bank
         New York, New York  10019
         ABA No. 021-000-021
         Credit: New York Life Insurance Company
         General Account No. 008-9-00687

In case of all notices with respect to payments:

         New York Life Insurance Company
         c/o New York Life Investment Management LLC
         51 Madison Avenue
         New York, New York 10010-1603
         Attention: Financial Management and Operations Group
         Securities Operations
         2nd Floor
         Fax #: (212) 447-4160

Delivery of Notes after Closing:

         New York Life Insurance Company
         c/o New York Life Investment Management LLC
         51 Madison Avenue
         New York, New York 10010-1603
         Attention Parkin Lee - Deputy General Counsel
         Fax #: (212) 447-4160

Notices and Communications:

         New York Life Insurance Company
         c/o New York Life Investment Management LLC
         51 Madison Avenue
         New York, New York 10010
         Attention: Securities Investment Group
         Private Finance
         2nd Floor
         Fax #: (212) 447-4122

         with a copy of any notices regarding defaults or Events of Default under the operative documents to:

         Attention: Office of General Counsel
         Investment Section, Room 1104
         Fax #: (212) 576-8340

Tax Identification No.: 13-5582869

Signature Block Format:

         NEW YORK LIFE INSURANCE COMPANY

         By:  ______________________________________

         Name: _____________________________________

         Title: ____________________________________

Nominee: None

                                                           PRINCIPAL AMOUNT
                                                         AND SERIES OF NOTES
NAME OF PURCHASER                                          TO BE PURCHASED
-----------------                                        -------------------

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION             Series 2003
                                                            Tranche 3
                                                            $8,500,000
                                                            (R-T3-9)

(40) All payments on account of the Notes shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds (identifying each payment as "Cemex Espana Finance LLC, 5.51% Senior Notes due June 2015, PPN 15128@AC 7, principal, interest and/or Make Whole Amount") to:

         Chase Manhattan Bank
         New York, New York  10019
         ABA No. 021-000-021
         Credit: New York Life Insurance and Annuity Corporation
         General Account No. 323-8-47382

In case of all notices with respect to payments:

         New York Life Insurance and Annuity Corporation
         c/o New York Life Investment Management LLC
         51 Madison Avenue
         New York, New York 10010-1603
         Attention: Financial Management and Operations Group
         Securities Operations
         2nd Floor
         Fax #: (212) 447-4160

Delivery of Notes after Closing:

         New York Life Insurance Company
         c/o New York Life Investment Management LLC
         51 Madison Avenue
         New York, New York 10010-1603
         Attention Parkin Lee - Deputy General Counsel
         Fax #: (212) 447-4160

Notices and Communications:

         New York Life Insurance and Annuity Corporation
         c/o New York Life Investment Management LLC
         51 Madison Avenue
         New York, New York 10010
         Attention: Securities Investment Group
         Private Finance
         2nd Floor
         Fax #: (212) 447-4122

         with a copy of any notices regarding defaults or Events of Default under the operative documents to:

         Attention: Office of General Counsel
         Investment Section, Room 1104
         Fax #: (212) 576-8340

Tax Identification No.: 13-3044743

Signature Block Format:

         NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

         By: New York Life Investment Management LLC,
             Its Investment Manager

         Name: _______________________________________

         Title: ______________________________________

Nominee: None

                                                           PRINCIPAL AMOUNT
                                                         AND SERIES OF NOTES
NAME OF PURCHASER                                          TO BE PURCHASED
-----------------                                        -------------------


NEW YORK LIFE INSURANCE AND ANNUITY                         Series 2003
CORPORATION INSTITUTIONALLY OWNED LIFE                      Tranche 3
INSURANCE SEPARATE ACCOUNT                                  $500,000
                                                            (R-T3-10)

(41) All payments on account of the Notes shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds (identifying each payment as "Cemex Espana Finance LLC, 5.51% Senior Notes due June 2015, PPN 15128@AC 7, principal, interest and/or Make Whole Amount") to:

         Chase Manhattan Bank
         New York, New York  10019
         ABA No. 021-000-021
         Credit: NYLIAC SEPARATE BOLI 3 BROAD FIXED
         General Account No. 323-8-39002

In case of all notices with respect to payments:

         New York Life Insurance and Annuity Corporation
         Institutionally Owned Life Insurance Separate Account
         c/o New York Life Investment Management LLC
         51 Madison Avenue
         New York, New York 10010-1603
         Attention: Financial Management and Operations Group
         Securities Operations
         2nd Floor
         Fax #: (212) 447-4160

Delivery of Notes after Closing:

         New York Life Insurance Company
         c/o New York Life Investment Management LLC
         51 Madison Avenue
         New York, New York 10010-1603
         Attention Parkin Lee - Deputy General Counsel
         Fax #: (212) 447-4160

Notices and Communications:

         New York Life Insurance and Annuity Corporation
         Institutionally Owned Life Insurance Separate Account
         c/o New York Life Investment Management LLC
         51 Madison Avenue
         New York, New York 10010
         Attention: Securities Investment Group
         Private Finance
         2nd Floor
         Fax #: (212) 447-4122

         with a copy of any notices regarding defaults or Events of Default under the operative documents to:

         Attention: Office of General Counsel
         Investment Section, Room 1104
         Fax #: (212) 576-8340

Tax Identification No.: 13-3044743

Signature Block Format:

         NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE
         ACCOUNT
         By New York Life Investment Management LLC,
            Its Investment Manager

         Name: _______________________________________

         Title: ______________________________________

Nominee: None

                                                           PRINCIPAL AMOUNT
                                                         AND SERIES OF NOTES
NAME OF PURCHASER                                          TO BE PURCHASED
-----------------                                        -------------------


THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY              Series 2003
                                                            Tranche 3
                                                            $38,000,000
                                                            (R-T3-11)

(42) All payments on account of the Notes shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds (identifying each payment as "Cemex Espana Finance LLC, 5.51% Senior Notes due June 2015, PPN 15128@AC 7, principal, interest and/or Make Whole Amount") to:

         State Street Corporation
         14 Wall Street, 4th Floor
         New York, NY  10005
         ABA # 021001033
         Account Name: The Northwestern Mutual Life Insurance
                       Company
         Account #: 00-000-027

In case of all notices with respect to payments:

         The Northwestern Mutual Life Insurance Company
         720 East Wisconsin Avenue
         Milwaukee, WI  53202
         Attention: Treasury & Investment Operations Department
         Facsimile:  (414) 625-6998

Delivery of Notes after Closing:

         The Northwestern Mutual Life Insurance Company
         720 East Wisconsin Avenue
         Milwaukee, WI  53202
         Attention:  David Silber

Notices and Communications:

         The Northwestern Mutual Life Insurance Company
         720 East Wisconsin Avenue
         Milwaukee, WI  53202
         Attention:  Securities Department
         Facsimile:  (414) 665-7124

Tax Identification No.: 39-0509570

Signature Block Format:

         THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

         By:  __________________________________________

         Name: _________________________________________

         Title: ________________________________________

Nominee: NONE

                                                           PRINCIPAL AMOUNT
                                                         AND SERIES OF NOTES
NAME OF PURCHASER                                          TO BE PURCHASED
-----------------                                        -------------------

BENEFICIAL LIFE INSURANCE COMPANY                           Series 2003
                                                            Tranche 3
                                                            $3,000,000
                                                            (R-T3-12)

(43) All payments on account of the Notes shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds (identifying each payment as "Cemex Espana Finance LLC, 5.51% Senior Notes due June 2015, PPN 15128@AC 7, principal, interest and/or Make Whole Amount") to:

         JP Morgan Chase
         ABA # 021000021
         A/C # 544755102
         FFC:  Zions First National Bank G70990

In case of all notices with respect to payments:

         Beneficial Life Insurance Co.
         36 South State, 25th floor
         Salt Lake City, UT  84136
         Attn:  Sterling Russell
         Fax: (801)531-3339

Delivery of Notes after Closing:

         Annette Rohovit
         Deseret Trust Co.
         10 East South Temple
         Salt Lake City, UT  84133
         Phone:  801-363-2991, x3016

Notices and Communications:

         Sterling Russell
         Beneficial Life Insurance Company
         36 South State Street, Salt Lake City, Utah 84136
         Phone  (801-933-1239)
         Facsimile  (801-531-3339)
         Sterling.Russell@benlife.com

Tax Identification No.: 87-0115120

Signature Block Format:

         BENEFICIAL LIFE INSURANCE COMPANY

         By:  ___________________________________

         Name: __________________________________

         Title: _________________________________

Nominee: TFINN

                                                           PRINCIPAL AMOUNT
                                                         AND SERIES OF NOTES
NAME OF PURCHASER                                          TO BE PURCHASED
-----------------                                        -------------------


PRINCIPAL LIFE INSURANCE COMPANY                            Series 2003
                                                            Tranche 3
                                                            $27,500,000
                                                            (R-T3-13)
                                                            $5,000,000
                                                            (R-T3-14)
                                                            $2,500,000
                                                            (R-T3-15)

(44) All payments on account of the Notes shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds (identifying each payment as "Cemex Espana Finance LLC, 5.51% Senior Notes due June 2015, PPN 15128@AC 7, principal, interest and/or Make Whole Amount") to:

         ABA No.:  073000228
         Wells Fargo Bank Iowa, N.A.
         7th and Walnut Streets
         Des Moines, Iowa 50309
         For credit to Principal Life Insurance Company
         Account No.: 0000014752
         OBI PFGSE (S) B0066175( )

In case of all notices with respect to payments:

         Principal Global Investors, LLC
         801 Grand Ave
         Des Moines, IA 50392-0960
         ATTN:  Investment Accounting - Securities
         Fax: (515) 248-2643
         Confirmation: (515) 248-2766

Delivery of Notes after Closing:

         Principal Global Investors, LLC
         801 Grand Avenue
         Des Moines, Iowa 50392-0301
         Attn.:  Jon C. Heiny, Esq.

Notices and Communications:

         Principal Global Investors, LLC
         801 Grand Ave
         Des Moines, IA 50392-0800
         ATTN.: Fixed Income - Securities
         Fax: (515) 248-2490
         Confirmation: (515) 248-3495

Tax Identification No.:  42-0127290

Signature Block Format:

PRINCIPAL LIFE INSURANCE COMPANY

By:      Principal Global Investors, LLC
         a Delaware limited liability company,
         its authorized signatory

         By: ___________________________
         Its:  ___________________________

         By: ___________________________
         Its:  ___________________________

Nominee: NONE

                                                           PRINCIPAL AMOUNT
                                                         AND SERIES OF NOTES
NAME OF PURCHASER                                          TO BE PURCHASED
-----------------                                        -------------------

PHOENIX LIFE INSURANCE COMPANY                              Series 2003
                                                            Tranche 3
                                                            $5,000,000
                                                            (R-T3-16)

(45) All payments on account of the Notes shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds (identifying each payment as "Cemex Espana Finance LLC, 5.51% Senior Notes due June 2015, PPN 15128@AC 7, principal, interest and/or Make Whole Amount") to:

         JP Morgan Chase
         New York, New York
         ABA# 021 000 021
         Acct. No. 900 9000 200
         Acct. Name: Income Processing
         Reference: G05123, Phoenix Life
         PHL Closed Block

In case of all notices with respect to payments:

         Phoenix Investment Partners
         Private Placement Group
         56 Prospect Street
         Hartford, CT 06115
         Fax number: (860) 403-7248

Delivery of Notes after Closing:

         Phoenix Life Insurance Company
         Attn: John Mulrain
         One American Row
         Hartford, CT 06115

Notices and Communications:

         Phoenix Investment Partners
         Private Placement Group
         56 Prospect Street
         Hartford, CT 06115
         Fax number: (860) 403-7248

         with a copy to:

         Phoenix Life Insurance Company
         One American Row
         Hartford, CT 06115

Tax Identification No.: 06-0493340

Signature Block Format:

         PHOENIX LIFE INSURANCE COMPANY

         By: ______________________________

         Name: ____________________________

         Title: ___________________________

Nominee: None

                                   SCHEDULE B


                                 DEFINED TERMS

         As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

         "Additional Payment" is defined in Section 14.3(b); when used herein with respect to any Guarantor, such term shall have the meaning assigned thereto in the Note Guarantee.

         "Adjusted EBITDA" means, for any Relevant Period, the sum of (a) EBITDA and (b) with respect to any business acquired during such period, the sum of (i) the operating income and (ii) depreciation and amortization expense for such business for such period, as determined in accordance with Spanish GAAP for such Relevant Period less (c) with respect to any business disposed of during such period, the sum of (i) the operating income and (ii) depreciation and amortization expense for such business for such period, as determined in accordance with Spanish GAAP for such Relevant Period; provided that Cemex Espana need only make the adjustments contemplated by clause (b) and/or (c) above if the Adjusted EBITDA that would result therefrom would exceed EBITDA by
(euro)10,000,000 or more.

         "Affiliate" means, at any time, and with respect to any Person, (a) any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person and (b) any Person beneficially owning or holding, directly or indirectly, 10% or more of any class of voting or equity interests of Cemex Espana or any Subsidiary or any corporation of which Cemex Espana and its Subsidiaries beneficially own or hold, in the aggregate, directly or indirectly, 10% or more of any class of voting or equity interests. As used in this definition, "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an "Affiliate" is a reference to an Affiliate of Cemex Espana.

         "Agreement" is defined in the introduction hereto.

         "Anti-Terrorism Order" means Executive Order 13,224 of September 23, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49,079 (2001), as amended).

         "Asia Fund" means Cemex Asia Holdings Ltd. or any other vehicles used by Cemex Espana or any Subsidiary to invest, or finance investments already made, in companies involved in or assets dedicated to the cement, concrete or aggregates business in Asia in both cases, such company or vehicle, as applicable, with committed third parties with minority interests other than Cemex Espana and its Subsidiaries or Cemex and its Subsidiaries and with Cemex Espana maintaining control of its management.

         "Business Day" means (a) for the purposes of Section 8.8 only, any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed and (b) for the purposes of any other provision of this Agreement, any day other than a Saturday, a Sunday or a day on which commercial banks in Madrid, Spain or New York City are required or authorized to be closed.

         "Capital Lease" means any lease that is capitalized on a balance sheet prepared in accordance with Spanish GAAP.

         "Capital Stock" means, with respect to any Person, capital stock or share capital or other ownership interests in such Person substantially similar to capital stock or share capital, whether or not called "capital stock" or "share capital" under the laws of (or in business terminology commonly used in) the jurisdiction where such Person is organized or conducts its primary business.

         "Cemex" means Cemex S.A. de C.V., a stock corporation organized under the laws of the United Mexican States.

         "Cemex Espana" means (a) Cemex Espana, S.A., a corporation organized under the laws of the Kingdom of Spain, and (b) any Person that, as a result of a combination, merger or asset transfer permitted by Section 10.2, assumes the obligations of Cemex Espana under the Note Guarantee and this Agreement.

         "Change in Control" means that Cemex ceases to (a) be entitled to (whether by way of ownership of shares, proxy, contract, agency or otherwise)
(i) cast, or control the casting of, at least 51% of the maximum number of votes that might be cast at a general meeting of Cemex Espana, (ii) appoint or remove all, or the majority, of the directors or other equivalent officers of Cemex Espana or (iii) give directions with respect to the operating and financial policies of Cemex Espana which the directors or other equivalent officers of Cemex Espana are obliged to comply with or (b) hold at least 51% of the common shares in Cemex Espana.

         "Closing" is defined in Section 3.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

         "Company" means Cemex Espana Finance LLC, a limited liability company organized under the laws of Delaware.

         "Confidential Information" is defined in Section 20.

         "Consolidated Net Worth" means, at any date, the sum of the consolidated shareholders' equity plus minority interests of Cemex Espana and its Subsidiaries in accordance with Spanish GAAP.

         "Consolidated Total Assets" means, at any time, the total assets of Cemex Espana and its Subsidiaries, as determined in accordance with Spanish GAAP by reference to the most recent financial statements supplied by Cemex Espana pursuant to Section 7.1(a) or 7.1(b), provided that such financial statements shall be adjusted to reflect the acquisition of any Subsidiary.

         "Control Prepayment Date" is defined in Section 8.9(a).

         "Default" means an event or condition the occurrence or existence of which if it continues uncured would, with the lapse of time or the giving of notice or both, become an Event of Default.

         "Default Rate" means, with respect to any Note, that rate of interest that is the greater of (i) 2% per annum above the rate of interest stated in clause (a) of the first paragraph of such Note or (ii) 2% over the rate of interest publicly announced by Citibank, N.A. in New York, New York as its "base" or "prime" rate.

         "Department of the Treasury Rule" means Blocked Persons, Specially Designated Nationals, Specifically Designated Terrorists, Foreign Terrorist Organizations, and Specially Designated Narcotics Traffickers: Additional Designations of Terrorism-Related Blocked Persons, 66 Fed. Reg. 54,404 (2001).

         "Disposition Prepayment Date" is defined in Section 8.4.

         "Dollar" and the sign "$" mean lawful currency of the United States of America.

         "EBITDA" means, for the Relevant Period immediately preceding the date on which it is to be calculated, operating profit plus annual depreciation for fixed assets plus annual amortization of intangible assets plus annual amortization of start-up costs of Cemex Espana and its Subsidiaries plus dividends received from non-consolidated companies, plus an amount equal to the amount of Cemex Capital Contributions made during such period immediately preceding the date on which it is to be calculated (up to an amount equal to the amount of Royalty Expenses made in such period). Such calculation shall be made in accordance with Spanish GAAP, where:

               "Cemex Capital Contributions" means contributions in cash to the capital of Cemex Espana by Cemex or by any of its Subsidiaries not being a Subsidiary of Cemex Espana made after January 1, 2002.

               "Intellectual Property Rights" means all copyrights (including rights in computer software), trade marks, service marks, business names, patents, rights in inventions, registered designs, design rights, database rights and similar rights, rights in trade secrets or other confidential information and any other intellectual property rights and any interests (including by way of license) in any of the foregoing (in each case whether registered or not and including all applications for the same) which may subsist in any given jurisdiction.

               "Royalty Expenses" means expenses incurred by Cemex Espana or any of its Subsidiaries to Cemex or any of its Subsidiaries not being a Subsidiary of Cemex Espana as (a) consideration for the granting to Cemex Espana or any Subsidiary of a license to use, exploit and enjoy Intellectual Property Rights and any other intangible assets such as, but not limited to, know-how, formulae, process technology and other forms of intellectual and industrial property, whether or not registered, held by Cemex or any of its Subsidiaries not being a Subsidiary of Cemex Espana; or (b) fees, commissions or other amounts accrued in respect of any management contract, services contract, overhead expenses allocation arrangement or any other similar transaction; provided that in clauses (a) and (b) such amounts shall have been taken into consideration in the calculation of operating profit under Spanish GAAP.

         "Environmental Laws" means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

         "ERISA Affiliate" means any trade or business (whether or not incorporated) that is treated as a single employer together with Cemex Espana under section 414 of the Code.

         "EU" means the European Union.

         "euro" or "(euro)" means the single currency of participating member states of the EU.

         "Event of Default" is defined in Section 11.

         "Excess Asset Disposition" is defined in Section 10.4.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Excluded Disposition" is defined in Section 10.4.

         "Excluded Subsidiary Guarantor" means any of the Subsidiaries that are Guarantors when the Note Guarantee is initially delivered; provided that any other Subsidiary that is a Guarantor shall be treated as an Excluded Subsidiary Guarantor for purposes of this Agreement if legal opinions and other evidence are delivered to the holders of Notes sufficient to establish to the reasonable satisfaction of the Required Holders and their legal advisers that the obligations of such Guarantor under the Note Guarantee ranks and will continue to rank at least pari passu with all other unsecured and unsubordinated Financial Indebtedness of such Guarantor, including in a bankruptcy or insolvency proceeding.

         "Fair Market Value" means, at any time and with respect to any property, the sale value of such property that would be realized in an arm's-length sale at such time between an informed and willing buyer and an informed and willing seller (neither being under a compulsion to buy or sell).

         "Finance Charges" means, for any period, the sum (without duplication) of (a) all interest expense in respect of Financial Indebtedness (including imputed interest on Capital Leases) for such period plus (b) all debt discount and expense (including, without limitation, expenses relating to the issuance of instruments representing Financial Indebtedness) amortized during such period plus (c) amortization of discounts on sales of receivables during such period plus (d) all factoring charges for such period plus (e) all guarantee charges for such period plus (f) any charges analogous to the foregoing relating to Off-Balance-Sheet Transactions for such period, all determined on a consolidated basis in accordance with Spanish GAAP.

         "Financial Indebtedness" means, without duplication, any indebtedness for or in respect of:

         (a) moneys borrowed (including, but not limited to, any amount raised by acceptance under any acceptance credit facility and receivables sold or discounted on a recourse basis (it being understood that Permitted Securitizations shall be deemed not be on a recourse basis));

         (b) any amount raised pursuant to any note purchase facility or the issue of bonds, notes, debentures, loan stock or any similar instrument;

         (c) the amount of any liability in respect of any lease or hire purchase contract that would, in accordance with Spanish GAAP, be treated as a Capital Lease;

         (d) deferred purchase price of assets or the deferred payment of services, except trade accounts payable in the ordinary course of business;

         (e) obligations of a Person under repurchase agreements for the stock issued by such person or another Person;

         (f) obligations of a Person with respect to product invoices incurred in connection with exporting financing;

         (g) all Financial Indebtedness of others secured by a Lien on any asset of a Person, regardless of whether such Financial Indebtedness is assumed by such person in an amount equal to the lower of (i) the net book value of such asset and (ii) the amount secured thereby; and

         (h) Guaranties of Financial Indebtedness of other Persons.

         "Financing Documents" mean this Agreement, the Notes and the Note Guarantee.

         "Foreign Pension Plan" means any plan, fund or similar program (a) established or maintained outside the United States of America by any one or more of Cemex Espana and its Subsidiaries primarily for the benefit of employees (substantially all of whom are Persons not residing in the United States of America) of one or more of Cemex Espana and its Subsidiaries, which plan, fund or other similar program provides for retirement income for such employees or results in a deferral of income for such employees in contemplation of retirement and (b) not otherwise subject to ERISA.

         "GAAP" means, in relation to an Obligor, the generally accepted accounting principles applicable to it in the country of its organization from time to time.

         "Governmental Authority" means

         (a) the government of

                  (i) the Kingdom of Spain, The Netherlands, the United States of America or any State or other political subdivision thereof, or

                  (ii) any jurisdiction in which Cemex Espana or any Subsidiary conducts all or any part of its business, or that asserts jurisdiction over any properties of Cemex Espana or any Subsidiary or

         (b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

         "Guarantor" means (a) each of (i) Cemex Espana, (ii) Cemex Caracas Investments B.V., a limited liability company organized under the laws of The Netherlands, (iii) Cemex Caracas II Investments B.V., a limited liability company organized under the laws of The Netherlands, (iv) Cemex Egyptian Investments B.V., a limited liability company organized under the laws of The Netherlands, (v) Cemex Manila Investments B.V., a limited liability company organized under the laws of The Netherlands, and (vi) Sandworth Plaza Holding B.V., a limited liability company organized under the laws of The Netherlands,
(b) any Person that, as a result of a consolidation, merger or asset transfer permitted by Section 10.2, assumes the obligations of a Person described in clause (a) above under the Note Guarantee and (if applicable) this Agreement and (c) any other Person that executes a joinder of the Note Guarantee from time to time; provided that any of the foregoing Persons may cease to be a Guarantor as provided in Section 10.2(a).

         "Guaranty" means any guaranty or indemnity (in the case of the latter for any specified amount or otherwise in the amount specified in or for which provision has been made in the accounts of the indemnifier) in any form made other than in the ordinary course of business of the guarantor.

         "Hazardous Material" means any and all pollutants, toxic or hazardous wastes or any other substances that might pose a hazard to health or safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage, or filtration of which is or shall be restricted, prohibited or penalized by any applicable law (including, without limitation, asbestos, urea formaldehyde foam insulation and polycholorinated biphenyls).

         "holder" means, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Company pursuant to
Section 13.1.

         "Holding Company" means, in relation to a company or a corporation, a company or corporation in respect of which the first company or corporation is a Subsidiary.

         "Institutional Investor" means (a) any original purchaser of a Note,
(b) any holder of a Note holding more than $5,000,000 of the aggregate principal amount of the Notes then outstanding and (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form.

         "Lien" means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease, upon or with respect to any property or asset of such Person.

         "Long-Term Indebtedness" means Financial Indebtedness the maturity of which is more than one year after the date on which it was incurred.

         "Make-Whole Amount" is defined in Section 8.8.

         "Material" means material in relation to the business, operations, affairs, financial condition, assets, properties, or prospects of Cemex Espana and its Subsidiaries taken as a whole.

         "Material Adverse Effect" means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of Cemex Espana and its Subsidiaries taken as a whole, (b) the ability of Cemex Espana or the Company to perform its obligations under this Agreement and the other Financing Documents or (c) the validity or enforceability of this Agreement or any other Financing Document.

         "Material Subsidiary" means those Persons identified as such in
Schedule 5.4 and any other Subsidiary of Cemex Espana which, at any time after the date hereof:

                  (i) has total assets representing 5% or more of the total
            Consolidated Total Assets; and/or

                  (ii) has revenues representing 5% or more of the consolidated net turnover of Cemex Espana and its Subsidiaries.

in each case calculated on a consolidated basis and any Holding Company of any such Subsidiary (unless such company is a Guarantor hereunder).

         Compliance with the conditions set out in clauses (i) and (ii) shall be determined by reference to the most recent financial statements supplied by Cemex Espana pursuant to Section 7.1(a) or 7.1(b).

         "Memorandum" is defined in Section 5.3.

         "Moody's" means Moody's Investor Services Inc.

         "Multiemployer Plan" means any Plan that is a "multiemployer plan" (as such term is defined in section 4001(a)(3) of ERISA).

         "Net Borrowings" means, at any time, the remainder of (a) Total Borrowings at such time less (b) the aggregate amount of the following items held by Cemex Espana and its Subsidiaries at such time: cash on hand, any fixed-rate or floating-rate marketable debt security that is rated A or better by S&P or A2 or better by Moody's, commercial paper that is rated A-2 or better by S&P or P-2 or better by Moody's, investments in money market funds, banker's acceptances, short-term deposits and other liquid investments.

         "Net Proceeds Amount" means, with respect to any sale or transfer of property by any Person, an amount equal to (a) the aggregate amount of the consideration (valued at the Fair Market Value of such consideration at the time of the consummation of such sale or transfer) received by such Person in respect of such sale, minus (b) the sum of (i) all ordinary and reasonable out-of-pocket costs and expenses actually incurred by such Person in connection with such sale or transfer, (ii) taxes paid or reasonably estimated by such Person to be payable as a result thereof, (iii) amounts required to be applied to the repayment of any Financial Indebtedness secured by a Lien on the asset subject to such sale or transfer, (iv) appropriate amounts to be provided by such Person as a reserve against any liabilities associated with the assets sold or transferred in such sale or disposition and retained by such Person after such sale or disposition, including pension and other post-employment benefit liabilities and liabilities related to environmental matters and liabilities under any indemnification obligation associated with the assets sold or disposed of in such sale or transfer and (v) amounts applied to the acquisition of assets as contemplated by Section 10.4(2) within one year of such sale or transfer.

         "Notarization" is defined in Section 10.7(a).

         "Note Guarantee" means a Note Guarantee to be entered into by Cemex Espana and the other Guarantors in favor of the holders of Notes, as amended, modified or supplemented from time to time.

         "Notes" is defined in Section 1.

         "Obligor" means the Company, Cemex Espana and each other Guarantor.

         "Off-Balance-Sheet Transactions" means any present or future financing transaction not reflected as indebtedness on the consolidated balance sheet of Cemex Espana, but being structured in a way that may result in payment obligations by Cemex Espana and its Subsidiaries for credit-related losses, excluding any financing transaction in the form of:

                  (a) interest rate and currency exchange rate hedging agreements to hedge risks arising in the normal course of business;

                  (b) transactions containing potential payments by Cemex Espana and its Subsidiaries (e.g., via a put-option agreement or similar structures) under which payments are incapable of being triggered until June 15, 2015; or

                  (c) any supply arrangement or equipment lease in respect of energy or raw material sourcing containing contingent obligations to directly or indirectly purchase (including through the purchase of shares or other equity participation) the underlying operations or assets up to an aggregate maximum of $100,000,000.

         "Officer's Certificate" means a certificate of a Senior Financial Officer or of any other officer of Cemex Espana or of an officer of the manager of the Company whose responsibilities extend to the subject matter of such certificate.

         "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

         "Permitted Lien" is defined in Section 10.3(a).

         "Permitted Notarization" is defined in Section 10.7(a).

         "Permitted Securitization" means a sale, transfer or other securitization of receivables and related assets by Cemex Espana or its Subsidiaries, including a sale at a discount, provided that (i) such receivables have been transferred, directly or indirectly, by the originator thereof to a Special Purpose Vehicle in a manner that satisfies the requirements for an absolute conveyance, and not merely a pledge, under the laws of the jurisdiction in which such originator is organized, (ii) such Special Purpose Vehicle issues notes, certificates or other obligations which are to be repaid from collections and other proceeds of such receivables and
(iii) except for customary representations, warranties, covenants and indemnities, holders of such obligations of such Special Purpose Vehicle do not have recourse to Cemex Espana or its Subsidiaries (other than a Special Purpose Vehicle) for credit-related losses on such receivables.

         "Person" means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

         "Plan" means an "employee benefit plan" (as defined in section 3(3) of ERISA) that is subject to Title IV of ERISA and that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by Cemex Espana or any ERISA Affiliate or with respect to which Cemex Espana or any ERISA Affiliate may have any liability, but excluding any Foreign Pension Plan.

         "Preferred Stock" means any class of capital stock of a corporation that is preferred over any other class of capital stock of such corporation as to the payment of dividends or the payment of any amount upon liquidation or dissolution of such corporation.

         "Priority Indebtedness" means, at any time and without duplication,
(i) Financial Indebtedness of Cemex Espana or its Subsidiary as to which a valid Notarization is in effect, excluding Permitted Notarizations of the type described in clauses (i), (ii) and (iv) of Section 10.7(a), (ii) Financial Indebtedness of Subsidiaries (other than Excluded Subsidiary Guarantors and the Company), excluding Financial Indebtedness of the type described in clauses (a) through (h) of Section 10.6 and (iii) Financial Indebtedness secured by Liens on the assets of Cemex Espana or its Subsidiaries, other than Financial Indebtedness secured by Liens described in clauses (i) through (x) of Section 10.3(a).

         "Pro Rata Amount", for any Note at any time with respect to any payment of Senior Debt in connection with a Substantial Asset Disposition, means an amount equal to the product of (x) an amount equal to the Net Proceeds Amount of such Substantial Asset Disposition being applied to the payment of Senior Debt multiplied by (y) a fraction the numerator of which is the outstanding principal amount of such Note and the denominator of which is the aggregate principal amount of Senior Debt of Cemex Espana and its Subsidiaries.

         "property" or "properties" means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

         "PTE" is defined in Section 6.2.

         "Purchasers" means the purchasers of the Notes named on Schedule A to the Agreement.

         "QPAM Exemption" means Prohibited Transaction Class Exemption 84-14 issued by the United States Department of Labor.

         "Related Taxes" is defined in Section 14.3(a).

         "Relevant Period" means each period of twelve months ending on the last day of the second quarter of Cemex Espana's fiscal year and each period of twelve months ending on the last day of Cemex Espana's fiscal year.

         "Required Holders" means, at any time, the holders of more than 50% of the aggregate principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Company or any of its Affiliates).

         "Responsible Officer" means any Senior Financial Officer and any other officer of Cemex Espana with responsibility for the administration of the relevant portion of this Agreement.

         "Rolling Basis" means the calculation of a ratio or an amount made with respect to a Relevant Period in respect to the twelve immediately preceding months ending on the last day of such Relevant Period.

         "S&P" means Standard and Poor's Ratings Group.

         "Section 8.4 Notice" is defined in Section 8.4.

         "Securities Act" means the Securities Act of 1933, as amended from time to time.

         "Senior Debt" means all Financial Indebtedness of Cemex Espana and its Subsidiaries including interest thereon, whether outstanding on the Closing date or thereafter incurred, unless in the instrument creating or evidencing the same or pursuant to which the same is outstanding it is provided that such obligations are subordinated in right of payment to the Notes or to the Note Guarantee; provided that "Senior Debt" shall not include (1) any obligation of Cemex Espana or the Company to any Subsidiary or of any Subsidiary to another Subsidiary, (2) any liability for Federal, state, local or other taxes or (3) any accounts payable to trade creditors in the ordinary course of business.

         "Senior Financial Officer" means the Financing Director or the Treasurer of Cemex Espana or any other person authorized by the Board of Directors of Cemex Espana to act on behalf of Cemex Espana.

         "Short-Term Indebtedness" means Financial Indebtedness the maturity of which is less than or equal to one year after the date on which it was incurred.

         "Source" is defined in Section 6.2.

         "Spanish GAAP" means accounting principles generally accepted in Spain from time to time.

         "Spanish Public Document" means any obligation in an Escritura Publica or documento intervenido.

         "Special Purpose Vehicle" means a trust, limited liability company, partnership or other special purpose Person established to implement a securitization of receivables, provided that the business of such Person is limited to acquiring, servicing and funding receivables and related assets and activities incidental thereto.

         "Stake" means a number of shares in Subsidiary held by Cemex Espana or another Subsidiary, the disposal of which would cause the first such Person to cease to be a Subsidiary of the second such Person.

         "Subordinated Debt" means debt granted by Cemex or any of its Subsidiaries other than Cemex Espana or one of its Subsidiaries to Cemex Espana or any of its Subsidiaries on terms such that no payments of principal may be made thereunder (including but not limited to following any winding up, suspension de pagos or quiebra or other like event of Cemex Espana) until all Notes have been paid in full.

         "Subsidiary" means, as to any Person, any corporation, association or other business entity in which such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries (unless such partnership can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a "Subsidiary" is a reference to a Subsidiary of Cemex Espana.

         "Substantial Asset Disposition" is defined in Section 10.4.

         "SVO" means the Securities Valuation Office of the National Association of Insurance Commissioners, or any successor thereto.

         "Tax Prepayment Date" is defined in Section 8.3.

         "Tax Prepayment Notice" is defined in Section 8.3.

         "Taxing Jurisdiction" is defined in Section 14.3(a).

         "Total Borrowings" means, with respect to Cemex Espana and its Subsidiaries, without duplication and determined on a consolidated basis, all Guaranties granted by such Person, plus all Off-Balance-Sheet Transactions entered into by Cemex Espana and its Subsidiaries, plus all Financial Indebtedness of Cemex Espana and its Subsidiaries, but excluding any Subordinated Debt.

         "Tranche 1 Notes" is defined in Section 1.

         "Tranche 2 Notes" is defined in Section 1.

         "Tranche 3 Notes" is defined in Section 1.

         "Voting Stock" means, with respect to any corporation, any Capital Stock of such corporation whose holders are entitled under ordinary circumstances to vote for the election of directors of such corporation (irrespective of whether at the time Capital Stock of any other class or classes shall have or might have voting powers by reason of the happening of any contingency).

                                  SCHEDULE 4.9

                         CHANGES IN CORPORATE STRUCTURE

None.

                                  SCHEDULE 5.3

                             DISCLOSURE EXCEPTIONS

None.

                                  SCHEDULE 5.4
        SUBSIDIARIES (INCLUDING IDENTIFICATION OF MATERIAL SUBSIDIARIES)


AS OF MAY 31, 2003


---------------------------------------------------------- ------------------------- ----------------------------
COMPANY'S NAME                                             PLACE OF INCORPORATION    SHAREHOLDING PARTICIPATION
---------------------------------------------------------- ------------------------- ----------------------------
AGROPECUARIA ROSARITO, C.A.                                Venezuela                 100%
---------------------------------------------------------- ------------------------- ----------------------------
ALTAIR (INDIA) PRIVATE LIMITED                             India                     100%
---------------------------------------------------------- ------------------------- ----------------------------
APO CEMENT CORPORATION                                     Philippines               100%
---------------------------------------------------------- ------------------------- ----------------------------
APO LAND & QUARRY CORPORATION                              Philippines               100%
---------------------------------------------------------- ------------------------- ----------------------------
ARICEMEX, S.A.                                             Spain                     100%
---------------------------------------------------------- ------------------------- ----------------------------
ARIDOS SILICIOS, S.A.                                      Spain                     100%
---------------------------------------------------------- ------------------------- ----------------------------
ARIDOS Y ASFALTOS CANARIOS, S.A.                           Spain                     100%
---------------------------------------------------------- ------------------------- ----------------------------
ARRENDAMIX DE VENEZUELA, S.A.                              Venezuela                 100%
---------------------------------------------------------- ------------------------- ----------------------------
ASESORIAS Y GESTIONES LIMITADA                             Colombia                  100%
---------------------------------------------------------- ------------------------- ----------------------------
ASSIUT CEMENT COMPANY                                      Egypt                     80%
---------------------------------------------------------- ------------------------- ----------------------------
AYFER TEKSTIL LTD. STI.                                    Turkey                    100%
---------------------------------------------------------- ------------------------- ----------------------------
BEDROCK HOLDINGS, INC.                                     Philippines               100%
---------------------------------------------------------- ------------------------- ----------------------------
C.A. VENCEMOS Venezuela 100%*
---------------------------------------------------------- ------------------------- ----------------------------
CANADIAN MEDUSA CEMENT LIMITED                             Ontario                   100%
---------------------------------------------------------- ------------------------- ----------------------------
CARIBBEAN FUNDING LLC                                      Delaware                  100%
---------------------------------------------------------- ------------------------- ----------------------------
CECAR INC.                                                 Cayman Islands            100%
---------------------------------------------------------- ------------------------- ----------------------------
CEMAR INC.                                                 Cayman Islands            100%
---------------------------------------------------------- ------------------------- ----------------------------
CEMENT TRANSIT COMPANY                                     Delaware                  100%
---------------------------------------------------------- ------------------------- ----------------------------
CEMENTIFICIO DI MONTALTO SPA                               Italy                     100%
---------------------------------------------------------- ------------------------- ----------------------------
CEMENTILCE SRL                                             Italy                     100%
---------------------------------------------------------- ------------------------- ----------------------------
CEMENTO BAYANO, S.A.                                       Panama                    99%
---------------------------------------------------------- ------------------------- ----------------------------
CEMENTO CERRO BLANCO, S.A.                                 Argentina                 65%
---------------------------------------------------------- ------------------------- ----------------------------
CEMENTOS DEL PACIFICO, S.A.                                Costa Rica                98%
---------------------------------------------------------- ------------------------- ----------------------------
CEMENTOS NACIONALES, S.A.                                  Dominican Republic        100%
---------------------------------------------------------- ------------------------- ----------------------------
CEMEX (CAMBODIA) CO. LTD.                                  Cambodia                  100%
---------------------------------------------------------- ------------------------- ----------------------------
CEMEX (THAILAND) CO. LTD.                                  Thailand                  100%
---------------------------------------------------------- ------------------------- ----------------------------
CEMEX ADMINISTRACIONES LTDA.                               Colombia                  100%
---------------------------------------------------------- ------------------------- ----------------------------
CEMEX ASIA HOLDINGS  LTD.                                  Singapore                 92%*
---------------------------------------------------------- ------------------------- ----------------------------
CEMEX ASIA PACIFIC INVESTMENTS B.V.                        Netherlands               100%
---------------------------------------------------------- ------------------------- ----------------------------
CEMEX ASIA PTE. LTD.                                       Singapore                 100%
---------------------------------------------------------- ------------------------- ----------------------------
CEMEX ASIA VENTURES INC.                                   Philippines               100%
---------------------------------------------------------- ------------------------- ----------------------------
CEMEX ASIAN INVESTMENTS N.V.                               Netherlands Antilles      100%
---------------------------------------------------------- ------------------------- ----------------------------
CEMEX BETON, S.A.S.                                        France                    100%
---------------------------------------------------------- ------------------------- ----------------------------
CEMEX CALIFORNIA CEMENT LLC                                Delaware                  100%
---------------------------------------------------------- ------------------------- ----------------------------
CEMEX CAPE VERDIAN INVESTMENTS  B.V.                       Netherlands               100%
---------------------------------------------------------- ------------------------- ----------------------------
CEMEX CAPITAL DE COLOMBIA, S.A.                            Colombia                  100%
---------------------------------------------------------- ------------------------- ----------------------------
CEMEX CARACAS II INVESTMENTS B.V.                          Netherlands               100% (G)
---------------------------------------------------------- ------------------------- ----------------------------
CEMEX CARACAS INVESTMENTS  B.V.                            Netherlands               100% (G)
---------------------------------------------------------- ------------------------- ----------------------------
CEMEX CARIBE II INVESTMENTS B.V.                           Netherlands               100%
---------------------------------------------------------- ------------------------- ----------------------------
CEMEX CEMENT (BANGLADESH) LIMITED                          Bangladesh                100%
---------------------------------------------------------- ------------------------- ----------------------------
CEMEX CEMENT OF TEXAS, L.P.                                Texas                     100%
---------------------------------------------------------- ------------------------- ----------------------------
CEMEX CEMENT, INC.                                         Delaware                  100%
---------------------------------------------------------- ------------------------- ----------------------------
CEMEX CHILE INVESTMENTS B.V.                               Netherlands               100%
---------------------------------------------------------- ------------------------- ----------------------------
CEMEX COLOMBIA, S.A.                                       Colombia                  98%*
---------------------------------------------------------- ------------------------- ----------------------------
CEMEX CONCRETE HOLDINGS, LLC                               Delaware                  100%
---------------------------------------------------------- ------------------------- ----------------------------
CEMEX CONCRETOS DE COLOMBIA, S.A.                          Colombia                  100%
---------------------------------------------------------- ------------------------- ----------------------------
CEMEX CONCRETOS, S.A.                                      Panama                    100%
---------------------------------------------------------- ------------------------- ----------------------------
CEMEX CONSTRUCTION MATERIALS, L.P.                         Texas                     100%
---------------------------------------------------------- ------------------------- ----------------------------
CEMEX CORP.                                                Delaware                  100%*
---------------------------------------------------------- ------------------------- ----------------------------
CEMEX DANISH INVESTMENTS B.V.                              Netherlands               100%*
---------------------------------------------------------- ------------------------- ----------------------------
CEMEX EGYPT FOR DISTRIBUTION COMPANY                       Egypt                     100%
---------------------------------------------------------- ------------------------- ----------------------------
CEMEX EGYPT FOR SERVICES                                   Egypt                     100%
---------------------------------------------------------- ------------------------- ----------------------------
CEMEX EGYPTIAN INVESTMENTS B.V.                            Netherlands               100% (G)
---------------------------------------------------------- ------------------------- ----------------------------
CEMEX ELEVEN INVESTMENTS B.V.                              Netherlands               100%
---------------------------------------------------------- ------------------------- ----------------------------
CEMEX ENVIRONMENTAL LLC                                    Delaware                  100%
---------------------------------------------------------- ------------------------- ----------------------------
CEMEX ESPANA FINANCE LLC                                   Delaware                  100%
---------------------------------------------------------- ------------------------- ----------------------------
CEMEX ESPANA INTERNATIONAL CAPITAL LLC                     Delaware                  100%
---------------------------------------------------------- ------------------------- ----------------------------
CEMEX FINANCE EUROPE B.V.                                  Netherlands               100%
---------------------------------------------------------- ------------------------- ----------------------------
CEMEX FINANCE, INC.                                        Delaware                  100%
---------------------------------------------------------- ------------------------- ----------------------------
CEMEX FOUNDATION                                           Ohio                      100%
---------------------------------------------------------- ------------------------- ----------------------------
CEMEX FOURTEEN INVESTMENTS B.V.                            Netherlands               100%
---------------------------------------------------------- ------------------------- ----------------------------
CEMEX GENERACION Y COMERCIALIZACION DE ENERGIA, S.A.       Colombia                  100%
E.S.P.
---------------------------------------------------------- ------------------------- ----------------------------
CEMEX GLOBAL INVESTMENTS B.V.                              Netherlands               100%
---------------------------------------------------------- ------------------------- ----------------------------
CEMEX GRANULATS, SAS                                       France                    100%
---------------------------------------------------------- ------------------------- ----------------------------
CEMEX HOLDINGS INC.                                        Delaware                  100%*
---------------------------------------------------------- ------------------------- ----------------------------
CEMEX HUNGARY KFT                                          Hungary                   100%*
---------------------------------------------------------- ------------------------- ----------------------------
CEMEX INDONESIA INVESTMENTS B.V.                           Netherlands               100%
---------------------------------------------------------- ------------------------- ----------------------------
CEMEX INTERNATIONAL CAPITAL LLC                            Delaware                  100%
---------------------------------------------------------- ------------------------- ----------------------------
CEMEX INVESTMENTS AKTIENGESELLSCHAFT                       Liechtenstein             100%
---------------------------------------------------------- ------------------------- ----------------------------
CEMEX INVESTMENTS, INC.                                    Delaware                  100%
---------------------------------------------------------- ------------------------- ----------------------------
CEMEX LAND COMPANY                                         Delaware                  100%
---------------------------------------------------------- ------------------------- ----------------------------
CEMEX LEASING, INC.                                        Arizona                   100%
---------------------------------------------------------- ------------------------- ----------------------------
CEMEX MANAGEMENT, INC.                                     Delaware                  100%
---------------------------------------------------------- ------------------------- ----------------------------
CEMEX MANILA INVESTMENTS B.V.                              Netherlands               100% (G)
---------------------------------------------------------- ------------------------- ----------------------------
CEMEX NETHERLANDS, B.V.                                    Netherlands               100%
---------------------------------------------------------- ------------------------- ----------------------------
CEMEX NICARAGUA, S.A.                                      Nicaragua                 98%
---------------------------------------------------------- ------------------------- ----------------------------
CEMEX NY CORPORATION                                       Delaware                  100%
---------------------------------------------------------- ------------------------- ----------------------------
CEMEX PACIFIC COAST CEMENT CORPORATION                     Delaware                  100%
---------------------------------------------------------- ------------------------- ----------------------------
CEMEX PUERTO RICO, INC.                                    Puerto Rico               100%
---------------------------------------------------------- ------------------------- ----------------------------
CEMEX READY MIX LLKHARASANAH EL-JHAZAA                     Egypt                     100%
---------------------------------------------------------- ------------------------- ----------------------------
CEMEX SIERRA INVESTMENTS B.V.                              Netherlands               100%
---------------------------------------------------------- ------------------------- ----------------------------
CEMEX SIX INVESTMENTS B.V.                                 Netherlands               100%
---------------------------------------------------------- ------------------------- ----------------------------
CEMEX SMI HOLDINGS LLC                                     Delaware                  100%
---------------------------------------------------------- ------------------------- ----------------------------
CEMEX STRATEGIC PHILIPPINES INC.                           Philippines               100%
---------------------------------------------------------- ------------------------- ----------------------------
CEMEX TEN INVESTMENTS B.V.                                 Netherlands               100%
---------------------------------------------------------- ------------------------- ----------------------------
CEMEX THIRTEEN INVESTMENTS B.V.                            Netherlands               100%
---------------------------------------------------------- ------------------------- ----------------------------
CEMEX TRADING EUROPE, S.A.                                 Spain                     100%
---------------------------------------------------------- ------------------------- ----------------------------
CEMEX TRANSPORTES DE COLOMBIA, S.A.                        Colombia                  100%
---------------------------------------------------------- ------------------------- ----------------------------
CEMEX TRUCKING, INC.                                       California                100%
---------------------------------------------------------- ------------------------- ----------------------------
CEMEX TWELVE INVESTMENTS B.V.                              Netherlands               100%
---------------------------------------------------------- ------------------------- ----------------------------
CEMEX VENEZUELA, S.A.C.A.                                  Venezuela                 76%*
---------------------------------------------------------- ------------------------- ----------------------------
CEMEX VENTURES, INC.                                       Delaware                  100%
---------------------------------------------------------- ------------------------- ----------------------------
CEMEX, INC.                                                Louisiana                 100%*
---------------------------------------------------------- ------------------------- ----------------------------
CEMSAL Ltd.                                                Ghana                     75%
---------------------------------------------------------- ------------------------- ----------------------------
CENTRAL DE MEZCLAS, S.A.                                   Colombia                  100%
---------------------------------------------------------- ------------------------- ----------------------------
CETACEA INVESTMENTS LIMITED                                Trinidad & Tobago         100%
---------------------------------------------------------- ------------------------- ----------------------------
CETRA INC.                                                 Cayman Islands            100%
---------------------------------------------------------- ------------------------- ----------------------------
CHIQUIOJOS, S.A.                                           Costa Rica                100%
---------------------------------------------------------- ------------------------- ----------------------------
COLOMBIA HOLDINGS INC.                                     Cayman Islands            100%*
---------------------------------------------------------- ------------------------- ----------------------------
COMERCIALIZADORA FERREX, C.A.                              Venezuela                 100%
---------------------------------------------------------- ------------------------- ----------------------------
CONOMITA, S.A.                                             Venezuela                 100%
---------------------------------------------------------- ------------------------- ----------------------------
CONSTRUCCIONES E INVERSIONES DIAMANTE LTDA.                Colombia                  100%
---------------------------------------------------------- ------------------------- ----------------------------
CONSTRUCTION FUNDING CORPORATION                           Ireland                   100%*
---------------------------------------------------------- ------------------------- ----------------------------
CORBIN INVESTMENTS                                         Cayman Islands            100%*
---------------------------------------------------------- ------------------------- ----------------------------
CUBIC HOLDINGS LTD                                         Cayman Islands            100%
---------------------------------------------------------- ------------------------- ----------------------------
CX (THAILAND) LIMITED                                      Thailand                  100%
---------------------------------------------------------- ------------------------- ----------------------------
DESARROLLOS DIADANILO, C.A.                                Venezuela                 100%
---------------------------------------------------------- ------------------------- ----------------------------
DESARROLLOS MULTIPLES INSULARES, INC.                      Puerto Rico               100%
---------------------------------------------------------- ------------------------- ----------------------------
DIAMANTE TRANSPORTES LIMITADA                              Colombia                  100%
---------------------------------------------------------- ------------------------- ----------------------------
DISTRIBUIDORA DE CEMENTO, S.A.                             Panama                    100%
---------------------------------------------------------- ------------------------- ----------------------------
EDGEWATER VENTURES CORPORATION                             Philippines               100%
---------------------------------------------------------- ------------------------- ----------------------------
ENTREPRISES PASTORELLO TRAVAUX ROUTIERS, SAS               France                    100%
---------------------------------------------------------- ------------------------- ----------------------------
ESPARTANA SHIPPING CO.                                     Cayman Islands            100%
---------------------------------------------------------- ------------------------- ----------------------------
FLORIDA LIME CORPORATION                                   Puerto Rico               100%
---------------------------------------------------------- ------------------------- ----------------------------
FUNDACION DIAMANTE SAMPER                                  Colombia                  100%
---------------------------------------------------------- ------------------------- ----------------------------
GANDALF HOLDINGS CORPORATION                               Philippines               100%
---------------------------------------------------------- ------------------------- ----------------------------
GESTION FRANCAZAL ENTREPRISES, SAS                         France                    100%
---------------------------------------------------------- ------------------------- ----------------------------
GOOD ASSETS LIMITED                                        Thailand                  100%
---------------------------------------------------------- ------------------------- ----------------------------
GRANINTRA, S.A.                                            Spain                     100%
---------------------------------------------------------- ------------------------- ----------------------------
GULF COAST PORTLAND CEMENT CO.                             Delaware                  100%
---------------------------------------------------------- ------------------------- ----------------------------
HISPAGOLD INVESTMENTS B.V.                                 Netherlands               100%
---------------------------------------------------------- ------------------------- ----------------------------
HORMICEMEX, S.A.                                           Spain                     100%
---------------------------------------------------------- ------------------------- ----------------------------
HORMISOL CANARIAS, S.A.                                    Spain                     100%
---------------------------------------------------------- ------------------------- ----------------------------
IMPORTADORA CANARIA DE ARIDOS, S.L.                        Spain                     100%
---------------------------------------------------------- ------------------------- ----------------------------
INDEPENDIENTE SHIPPING CO.                                 Cayman Islands            100%
---------------------------------------------------------- ------------------------- ----------------------------
INDUSTRIAS E INVERSIONES SAMPER, S.A.                      Colombia                  98%
---------------------------------------------------------- ------------------------- ----------------------------
INMOBILIARIA VALLE DOS C.A.                                Venezuela                 100%
---------------------------------------------------------- ------------------------- ----------------------------
INMOBILIARIA Y ARRENDAMIENTO BAYANO, S.A.                  Panama                    100%
---------------------------------------------------------- ------------------------- ----------------------------
INTERNATIONAL COMPANY FOR SILOS LTD.                       Egypt                     70%
---------------------------------------------------------- ------------------------- ----------------------------
INVERSIONES CALLEGARI, C.A.                                Venezuela                 100%
---------------------------------------------------------- ------------------------- ----------------------------
ISLAND QUARRY AND AGGREGATES CORP.                         Philippines               100%
---------------------------------------------------------- ------------------------- ----------------------------
JAMES H. DREW CORPORATION                                  Indiana                   100%
---------------------------------------------------------- ------------------------- ----------------------------
KOSMOS CEMENT COMPANY                                      Kentucky                  75%
---------------------------------------------------------- ------------------------- ----------------------------
LAI LIMITED                                                Cayman Islands            100%
---------------------------------------------------------- ------------------------- ----------------------------
LATINASIAN INVESTMENTS PTE. LTD.                           Singapore                 100%
---------------------------------------------------------- ------------------------- ----------------------------
LIMESTONE MATERIALS, INC.                                  Puerto Rico               100%
---------------------------------------------------------- ------------------------- ----------------------------
LOMAS DEL TEMPISQUE, S.R.L.                                Costa Rica                100%
---------------------------------------------------------- ------------------------- ----------------------------
LOTHLORIEN HOLDINGS CORPORATION                            Philippines               100%
---------------------------------------------------------- ------------------------- ----------------------------
MACORIS INVESTMENTS                                        Cayman Islands            100%*
---------------------------------------------------------- ------------------------- ----------------------------
MADISA B.V.                                                Netherlands               100%
---------------------------------------------------------- ------------------------- ----------------------------
MEXAM TRADE, INC.                                          Delaware                  100%
---------------------------------------------------------- ------------------------- ----------------------------
MILTON INTERNATIONAL CORP.                                 Cayman Islands            100%
---------------------------------------------------------- ------------------------- ----------------------------
MOJAVE NORTHERN RAILROAD COMPANY                           California                100%
---------------------------------------------------------- ------------------------- ----------------------------
NORTH TRANSPORT, INC.                                      Delaware                  100%
---------------------------------------------------------- ------------------------- ----------------------------
OCCITAN INVESTMENTS B.V.                                   Netherlands               100%
---------------------------------------------------------- ------------------------- ----------------------------
PACIFIC ASSETS N.V.                                        Netherlands               100%
---------------------------------------------------------- ------------------------- ----------------------------
PANAMA PACIFIC INVESTMENTS B.V.                            Netherlands               100%
---------------------------------------------------------- ------------------------- ----------------------------
PARMA CEMENTI SPA                                          Italy                     70%
---------------------------------------------------------- ------------------------- ----------------------------
PCG HOLDINGS, INC                                          Delaware                  100%
---------------------------------------------------------- ------------------------- ----------------------------
PETROLEUM COKE GRINDING, INC.                              Delaware                  100%
---------------------------------------------------------- ------------------------- ----------------------------
POLY BAGS AND PACKAGING, INC.                              Puerto Rico               100%
---------------------------------------------------------- ------------------------- ----------------------------
PONCE CAPITAL CORPORATION                                  Puerto Rico               100%
---------------------------------------------------------- ------------------------- ----------------------------
PONCE EQUIPMENT AND MAINTENANCE COMPANY                    Puerto Rico               100%
---------------------------------------------------------- ------------------------- ----------------------------
PT BINTANG POLINA PERKASA                                  Indonesia                 95%
---------------------------------------------------------- ------------------------- ----------------------------
PT CEMEX INDONESIA                                         Indonesia                 100%
---------------------------------------------------------- ------------------------- ----------------------------
PUERTO RICAN CEMENT COMPANY, INC.                          Puerto Rico               100%
---------------------------------------------------------- ------------------------- ----------------------------
PUERTO RICO FINANCE LLC                                    Delaware                  100%
---------------------------------------------------------- ------------------------- ----------------------------
READY MIX CONCRETE, INC.                                   Puerto Rico               100%
---------------------------------------------------------- ------------------------- ----------------------------
RIVENDELL HOLDINGS CORPORATION                             Philippines               100%
---------------------------------------------------------- ------------------------- ----------------------------
RODNEY H. GREENWAY, INC.                                   Georgia                   100%
---------------------------------------------------------- ------------------------- ----------------------------
SANDSTONE STRATEGIC HOLDINGS, INC.                         Philippines               100%
---------------------------------------------------------- ------------------------- ----------------------------
SANDWORTH PLAZA HOLDING B.V.                               Netherlands               100% (G)
---------------------------------------------------------- ------------------------- ----------------------------
SERVICIOS MUNDIALES DE CONSULTORIA SEMUCOSA, S.A.          Venezuela                 100%
---------------------------------------------------------- ------------------------- ----------------------------
SERVICRETO LTDA.                                           Colombia                  70%
---------------------------------------------------------- ------------------------- ----------------------------
SHIRE HOLDINGS CORPORATION                                 Philippines               100%
---------------------------------------------------------- ------------------------- ----------------------------
SIERRA TRADING                                             Cayman Islands            100%
---------------------------------------------------------- ------------------------- ----------------------------
SOLID CEMENT CORP.                                         Philippines               100%
---------------------------------------------------------- ------------------------- ----------------------------
SUNBELT CEMENT HOLDINGS, INC.                              Delaware                  100%
---------------------------------------------------------- ------------------------- ----------------------------
SUNBELT INVESTMENTS INC.                                   Delaware                  100%
---------------------------------------------------------- ------------------------- ----------------------------
SUNBULK SHIPPING N.V.                                      Netherlands Antilles      100%
---------------------------------------------------------- ------------------------- ----------------------------
TENNESSEE GUARDRAIL, INC.                                  Tennessee                 100%
---------------------------------------------------------- ------------------------- ----------------------------
TOULOUSE MIDI PYRENNEES ENROBES, S.A.                      France                    57%
---------------------------------------------------------- ------------------------- ----------------------------
TRANSENERGY, INC.                                          Texas                     100%
---------------------------------------------------------- ------------------------- ----------------------------
TRANSPORTES DE CEMENTO, S.A.                               Spain                     100%
---------------------------------------------------------- ------------------------- ----------------------------
TRANSPORTES SAN PEDRO, S.A.                                Dominican Republic        99%
---------------------------------------------------------- ------------------------- ----------------------------
TRICAP INVESTMENTS I-A, LLC                                Delaware                  100%
---------------------------------------------------------- ------------------------- ----------------------------
TRICAP OPTION FUND A, LLC                                  Delaware                  100%
---------------------------------------------------------- ------------------------- ----------------------------
TRIPLE DIME HOLDINGS INC.                                  Philippines               100%
---------------------------------------------------------- ------------------------- ----------------------------
TUNWOO CO. LTD                                             Taiwan                    100%
---------------------------------------------------------- ------------------------- ----------------------------
UCIM, A.S.                                                 Turkey                    100%
---------------------------------------------------------- ------------------------- ----------------------------
VALCEM INTERNATIONAL B.V.                                  Netherlands               100%
---------------------------------------------------------- ------------------------- ----------------------------
VALENCIANA DENMARK APS                                     Denmark                   100%*
---------------------------------------------------------- ------------------------- ----------------------------
VENCEMENT INVESTMENTS                                      Cayman Islands            100%*
---------------------------------------------------------- ------------------------- ----------------------------
VENMARCA OCCIDENTE, C.A.                                   Venezuela                 100%
---------------------------------------------------------- ------------------------- ----------------------------
VOGAN INVESTMENTS                                          Cayman Islands            100%
---------------------------------------------------------- ------------------------- ----------------------------
WESTERN RAIL ROAD COMPANY                                  Texas                     100%
---------------------------------------------------------- ------------------------- ----------------------------


* In Bold, material subsidiaries
(G) In Bold, Guarantor


As of May 31, 2003

BOARD OF DIRECTORS OF CEMEX ESPANA


LORENZO H. ZAMBRANO TREVINO
JOSE LUIS SAENZ DE MIERA ALONSO
IGNACIO ORTIZ MARTIN
HECTOR MEDINA AGUIAR
VICTOR MANUEL ROMO MUNOZ
RAMIRO VILLARREAL MORALES
MARCELO ZAMBRANO LOZANO

CEMEX ESPANA FINANCE LLC


MANAGER OF THE COMPANY:
CEMEX NETHERLANDS B.V., A DUTCH COMPANY WITH ITS REGISTERED OFFICE AT RIVIERSTAETE, AMSTELDIJK 166 1079 LH AMSTERDAM, THE NETHERLANDS.

OFFICERS OF THE MANAGER:
HANS S. LEIJDESDORFF
JUAN M. PORTAL

                                  SCHEDULE 5.8

                                   LITIGATION

None.

                                 SCHEDULE 5.11

                            LICENSE, ETC. EXCEPTIONS

None.

                                 SCHEDULE 5.15

                        EXISTING FINANCIAL INDEBTEDNESS



                               [GRAPHIC OMITTED]

                                 SCHEDULE 10.3
                                 EXISTING LIENS


                               CONSOLIDATED GROUP
                            LIEN SCHEDULE (M (euro))



                               [GRAPHIC OMITTED]

                                 SCHEDULE 10.7
                             EXISTING NOTARIZATIONS


                                                                                Total Principal Amount of
    Type of                                                                     Indebtedness notarized as
    Agreement               Borrower/Guarantor           Maturity date          of May 31, 2003

Bilateral lines            Cemex Espana S.A./n.a.       Between June 2003       EUR 77,052,847 (1) (2)
                                                        and April 2006

Capital Lease contract     Cemex Espana S.A./n.a.       December 21st, 2003     EUR 1,060,362

Deferred purchase price    Aricemex S.A./n.a.           July, 2005              EUR 1,442,429

5-year term loan           Cementos Diamante/           October 19th, 2004      US$ 55,672,250
                           Cemex Espana S.A.

5-year term loan           Cemex Inc./                  November 6th, 2005      US$ 325,000,000
                           Cemex Espana S.A.



(1) Corresponds to the total committed amount under the facilities


(2) (euro)21,459,227 matured on June 3,2003

                                                                   EXHIBIT 1(a)


                            [FORM OF TRANCHE 1 NOTE]

                            CEMEX ESPANA FINANCE LLC

          4.77% SENIOR NOTE, SERIES 2003, TRANCHE 1, DUE JUNE 15, 2010

No.[_____]                                                               [Date]
$[____________]                                                  PPN 15128@AA 1


         FOR VALUE RECEIVED, the undersigned, CEMEX ESPANA FINANCE LLC (herein called the "Company"), a limited liability company organized and existing under the laws of Delaware, hereby promises to pay to [_________________________], or registered assigns, the principal sum of [_______________________________] DOLLARS on June 15, 2010, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 4.77% per annum from the date hereof, payable semiannually, on the 15th day of June and December in each year, commencing with the June 15th or December 15th next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreement referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 6.77% or (ii) 2% over the rate of interest publicly announced by Citibank, N.A. from time to time in New York, New York as its "base" or "prime" rate.

         Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Citibank, N.A, 111 Wall Street, 14th Floor, New York, New York 10043, Corporate Agency and Trust Department or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

         This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to the Note Purchase Agreement, dated as of June 23, 2003 (as from time to time amended, supplemented or modified, the "Note Purchase Agreement"), among the Company, Cemex Espana, S.A. and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) to have made the representation set forth in Sections 6.1 and 6.2 of the Note Purchase Agreement.

         This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

         The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreement. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

         If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

         This Note shall be construed and enforced in accordance with, and the rights of the issuer and holder hereof shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

                                            CEMEX ESPANA FINANCE LLC


                                            By______________________
                                                     [Title]

                                  EXHIBIT 1(b)


                            [FORM OF TRANCHE 2 NOTE]

                            CEMEX ESPANA FINANCE LLC

          5.36% SENIOR NOTE, SERIES 2003, TRANCHE 2, DUE JUNE 15, 2013

No.[_____]                                                              [Date]
$[____________]                                                PPN  15128@AB 9


         FOR VALUE RECEIVED, the undersigned, CEMEX ESPANA FINANCE LLC (herein called the "Company"), a limited liability company organized and existing under the laws of Delaware, hereby promises to pay to [_________________________], or registered assigns, the principal sum of [_______________________________] DOLLARS on June 15, 2013, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 5.36% per annum from the date hereof, payable semiannually, on the 15th day of June and December in each year, commencing with the June 15th or December 15th next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreement referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 7.36% or (ii) 2% over the rate of interest publicly announced by Citibank, N.A. from time to time in New York, New York as its "base" or "prime" rate.

         Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Citibank, N.A, 111 Wall Street, 14th Floor, New York, New York 10043, Corporate Agency and Trust Department or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

         This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to the Note Purchase Agreement, dated as of June 23, 2003 (as from time to time amended, supplemented or modified, the "Note Purchase Agreement"), among the Company, Cemex Espana, S.A. and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) to have made the representations set forth in Sections 6.1 and 6.2 of the Note Purchase Agreement.

         This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

         The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreement. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

         If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

         This Note shall be construed and enforced in accordance with, and the rights of the issuer and holder hereof shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

                                            CEMEX ESPANA FINANCE LLC


                                            By______________________
                                                     [Title]

                                                                   EXHIBIT 1(c)


                            [FORM OF TRANCHE 3 NOTE]

                            CEMEX ESPANA FINANCE LLC

          5.51% SENIOR NOTE, SERIES 2003, TRANCHE 3, DUE JUNE 15, 2015

No.[_____]                                                               [Date]
$[____________]                                                 PPN  15128@AC 7


         FOR VALUE RECEIVED, the undersigned, CEMEX ESPANA FINANCE LLC (herein called the "Company"), a limited liability company organized and existing under the laws of Delaware, hereby promises to pay to [_________________________], or registered assigns, the principal sum of [_______________________________] DOLLARS on June 15, 2015, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 5.51% per annum from the date hereof, payable semiannually, on the 15th day of June and December in each year, commencing with the June 15th or December 15th next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreement referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 7.51% or (ii) 2% over the rate of interest publicly announced by Citibank, N.A. from time to time in New York, New York as its "base" or "prime" rate.

         Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Citibank, N.A, 111 Wall Street, 14th Floor, New York, New York 10043, Corporate Agency and Trust Department or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

         This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to the Note Purchase Agreement, dated as of June 23, 2003 (as from time to time amended, supplemented or modified, the "Note Purchase Agreement"), among the Company, Cemex Espana, S.A. and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) to have made the representations set forth in Sections 6.1 and 6.2 of the Note Purchase Agreement.

         This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

         The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreement. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

         If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

         This Note shall be construed and enforced in accordance with, and the rights of the issuer and holder hereof shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

                                            CEMEX ESPANA FINANCE LLC


                                            By______________________
                                                     [Title]

                                                                 EXHIBIT 4.4(a)


                           FORM OF OPINION OF COUNSEL
                                FOR CEMEX ESPANA

                               [To be completed]

                                                                 EXHIBIT 4.4(b)


                      FORM OF OPINION OF SPECIAL NEW YORK
                             COUNSEL TO THE COMPANY

                            Matters To Be Covered In
               Opinion of Special New York Counsel To the Company

         1. The Company being duly formed, validly existing and in good standing and having requisite limited liability company power and authority to issue and sell the Notes and to execute and deliver the documents.

         2. Due authorization and execution of the documents by the Company, and such documents being legal, valid, binding and enforceable against the Company and the Guarantors.

         3. No conflicts with US or NY laws or other material English language debt agreements.

         4. All US and NY consents required to issue and sell the Notes and to execute and deliver the documents having been obtained.

         5. The Notes not requiring registration under the Securities Act of 1933, as amended; no need to qualify an indenture under the Trust Indenture Act of 1939, as amended.

         6. Company not an "investment company", or a company "controlled" by an "investment company", under the Investment Company Act of 1940, as amended.

                                                                 EXHIBIT 4.4(c)


                           FORM OF OPINION OF SPECIAL
                              NETHERLANDS COUNSEL

                               [To be completed]

                                                                 EXHIBIT 4.4(d)


                     FORM OF OPINION OF SPECIAL US COUNSEL
                               TO THE PURCHASERS

                               [To be completed]

                                                                 EXHIBIT 4.4(e)


                   FORM OF OPINION OF SPECIAL SPANISH COUNSEL
                               TO THE PURCHASERS

                               [To be completed]